[PICTURE]


                                Annual Report 99
                                                      Nationwide Family of Funds

Nationwide
Family of Funds

Message to Shareholders October 31, 1999

[PICTURE]

Left:
Dimon R. McFerson

Right:
Joseph J. Gasper

Seated:
Paul J. Hondros

         Solid asset management expertise and quality investment choices are among the key reasons that investors choose the Nationwide Family of Funds. In 1999, we expanded our ability to deliver both.
         Amidst continued strong momentum in our mutual fund asset management business and growing demands from investors for mutual funds and other financial products, Nationwide Financial announced, in February 1999, the formation of a new asset management company, Villanova Capital.
          Villanova Capital combines the solid mutual fund investment management capabilities previously available through Nationwide Advisory Services with the stable value investment expertise provided by another Nationwide Financial Company, Morley Financial Services, Inc. These two organizations come together to form a $22 billion asset management stronghold, uniquely positioned for future growth.
         We expect to achieve that future growth through selected acquisitions of small- to mid-sized institutional investment firms. In addition, we anticipate hiring key portfolio managers with strong performance records. Finally, we have already made significant progress in building a leadership team that includes business and industry experts from top U.S. financial organizations.
         Our shareholders, in turn, can expect to see increased portfolio management capabilities, expanded investment choice, and technologically innovative tools and support services.

YEAR IN REVIEW

         Stock mutual funds in the Nationwide Family finished the 12-month period ended October 31, 1999, trailing their respective benchmarks. These disappointing returns came amidst continued momentum in the stock market, which was bolstered by an improved global economic outlook. U.S. equities, as measured by the unmanaged Wilshire 5000 Index (a widely followed indicator of broad stock market trends), surged +26.9%. The unmanaged S&P 500 Index (an indicator of trends among large "blue-chip" stocks) climbed +25.7%.
         Select stocks held by our equity funds turned in spectacular performances. However, their strong individual showings did not outweigh an across-the-board tendency by our managers to avoid unproven technology issues.
         In an environment in which a few "hot" technology stocks (particularly internet companies that, in many cases, have no reportable earnings) have dominated the market, our equity managers have chosen to tune out the "hype," focusing instead on companies with sustainable competitive performance records. This was a conscious decision that we believe will benefit our investors in the long run.
         In the bond market, a precipitous rise in interest rates resulted in the weakest performance witnessed by investors since 1994. For the 12 months ended October 31, 1999, the Lehman Brothers Aggregate Bond Index (a widely followed indicator of broad bond market trends) inched up just +0.53%.
         Fixed income funds in the Nationwide Family stayed within tight range (150 basis points) of their benchmarks. However, both the funds and their respective benchmarks produced negative absolute returns.

PORTFOLIO MANAGEMENT
         As we start the new fiscal year, we will keep a strong focus on investment quality. Our tenured team of fund managers will continue to seek competitive performance in all asset categories--emphasizing the importance of delivering what we promise to investors. We intend to stay true to each fund's stated objective and strategy, focusing our efforts on achieving above-market performance without subjecting our investors to unnecessary risks.
         Our existing team of managers has built a solid foundation upon which we will continue to build our investment management capabilities. For example, Chuck Bath, 14-year manager of our flagship Nationwide Fund, has achieved his solid long-term performance record without straying from his strategy of buying--and holding--high-quality companies with proven track records.

INVESTMENT CHOICE
         Investors desire choice. They also demand solutions. Over the past 12 months, we have focused on delivering both. The Prestige Advisor Series, introduced in November 1998, offers investors the opportunity to choose from among five mutual funds: three U.S. stock funds, an international stock fund, and a balanced fund. Each of these funds is sub-advised by a nationally recognized institutional money manager that was selected and is monitored by Villanova Capital. In 2000, we plan to further expand our menu to include specialty portfolios offering exposure to specific market sectors or industries--in the U.S. and abroad.
         We're also committed to expanding our market reach. Two of our funds, our flagship Nationwide Fund and the Nationwide Growth Fund, are now available through advisors that use fund supermarkets sponsored by Fidelity Investments Institutional Brokerage Group, TD Waterhouse Institutional Services, and Charles Schwab Institutional OneSource. We expect to continue to expand our external distribution capabilities to make it even easier and more convenient for investors to gain access to our funds.

INNOVATIVE TOOLS AND SERVICES
         As we enhance our asset management capabilities and product offerings, we recognize the importance of communicating our progress to our investors as well as to the Nationwide representatives and other financial advisors who guide them in making sound investment decisions. We understand the value of clear, candid information that is easy to access and regularly updated. Our goal is to make it easy for advisors and investors to learn about our products and how they fit within an overall financial plan.
         As we move into 2000, our investors can expect to see innovative tools designed to provide them with compelling examinations of investment topics, including global economic trends, market and industry sectors, and portfolio management strategies. These tools will be easily accessible via our website (www.nationwidefunds.com) or by calling us toll-free.

THE YEAR AHEAD
         Villanova Capital enters the year 2000 as a new organization poised for growth--in our investment management capabilities, in our product offerings, and in the tools that we provide to our investors and their advisors. As we look ahead, we are not starting on a new mission. Rather, we are continuing to build on the solid investment management franchise that has delivered strong returns to our investors for decades.


/s/Dimon R. McFerson
------------------------------------
Dimon R. McFerson
Chairman
Chief Executive Officer
Nationwide Insurance

/s/Jospeh J. Gasper
------------------------------------
Joseph J. Gasper
President
Chief Operating Officer
Nationwide Financial

/s/Paul J. Hondros
------------------------------------
Paul J. Hondros
President
Chief Executive Officer
Villanova Capital

CONTENTS

1        Message to                    21       Long-Term U.S.                     35       Statement of Changes
         Shareholders                           Government Bond Fund                        in Net Assets

2        Fund Highlights               23       Intermediate U.S.                  39       Financial Highlights
                                                Government Bond Fund
6        Mid Cap Growth Fund                                                       47       Notes to Financial
                                       25       Money Market Fund                           Statements
8        Growth Fund
                                       29       Statement of Assets                59       Independent Auditors'
10       Nationwide Fund                        and Liabilities                             Report

13       Bond Fund                     32       Statement of                       61       Trustees and
                                                Operations                                  Officers
16       Tax-Free Income Fund

NATIONWIDE(R) STOCK FUND HIGHLIGHTS
--------------------------------------------------------------------------------

MID CAP GROWTH FUND


FUND PERFORMANCE-CLASS D SHARES
$10,000 Lump Sum Investment


              Value of initial  Value of reinvested
                 investment        distributions
1989              $ 9,550             $ 9,550
1990              $ 7,882             $ 8,071
1991              $10,926             $11,838
1992              $11,354             $12,480
1993              $12,913             $14,300
1994              $13,769             $15,290
1995              $16,558             $18,587
1996              $17,742             $22,195
1997              $20,841             $27,446
1998              $16,047             $28,848
1999              $17,943             $32,688


The value of a long-term investment in the Mid Cap Growth Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1999, a net investment of $10,000 would have earned an average annual compound total return of 12.57% (including sales charge). The chart above illustrates the growth of this investment to $32,688. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.


TOP FIVE HOLDINGS BY ISSUER
(Composition Subject to Change)

                            VALUE         PORTFOLIO%
----------------------------------------------------
Advent Software, Inc.     $1,070,225        8.90%
----------------------------------------------------
Capital One Financial     $  556,500        4.63%
----------------------------------------------------
BMC Software Inc.         $  513,500        4.27%
----------------------------------------------------
Concord EFS, Inc.         $  460,063        3.83%
----------------------------------------------------
Quaker Oats Co.           $  455,000        3.78%
----------------------------------------------------


GROWTH FUND


FUND PERFORMANCE- CLASS D SHARES
$10,000 Lump Sum Investment


             Value of initial     Value of reinvested
                investment           distributions
1989              $ 9,550               $ 9,550
1990              $ 7,636               $ 8,203
1991              $ 9,956               $11,758
1992              $10,341               $12,574
1993              $11,589               $14,606
1994              $11,807               $15,443
1995              $13,753               $18,688
1996              $13,878               $14,590
1997              $16,978               $27,741
1998              $16,666               $32,162
1999              $19,100               $37,651

The value of a long-term investment in the Growth Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1999, a net investment of $10,000 would have earned an average annual compound total return of 14.18% (including sales charge). The chart above illustrates the growth of this investment to $37,651. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.


TOP FIVE HOLDINGS BY ISSUER
(Composition Subject to Change)

                           VALUE        PORTFOLIO%
--------------------------------------------------
MCI Worldcom, Inc.      $68,650,000        6.67%
--------------------------------------------------
EMC Corp. Mass          $65,349,600        6.35%
--------------------------------------------------
BMC Software Inc.       $57,768,750        5.62%
--------------------------------------------------
Merck & Co., Inc.       $47,737,500        4.64%
--------------------------------------------------
AXA Financial, Inc.     $47,388,375        4.61%
--------------------------------------------------

2 NATIONWIDE

NATIONWIDE(R) STOCK AND BOND FUND HIGHLIGHTS
--------------------------------------------------------------------------------

NATIONWIDE FUND


FUND PERFORMANCE- CLASS D SHARES
$10,000 Lump Sum Investment



            Value of initial    Value of reinvested
              investment           distributions

1989           $ 9,550               $ 9,550
1990           $ 7,907               $ 8,879
1991           $10,121               $12,117
1992           $10,468               $13,169
1993           $10,622               $13,979
1994           $10,346               $14,661
1995           $11,135               $17,481
1996           $13,099               $22,045
1997           $17,053               $30,902
1998           $19,421               $38,852
1999           $20,923               $42,841

The value of a long-term investment in the Nationwide Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1999, a net investment of $10,000 would have earned an average annual compound total return of 15.66% (including sales charge). The chart above illustrates the growth of this investment to $42,841. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.



TOP FIVE HOLDINGS BY ISSUER
(Composition Subject to Change)

                               VALUE         PORTFOLIO%
-------------------------------------------------------
Warner-Lambert Co.         $208,933,163        8.22%
-------------------------------------------------------
Schering-Plough Corp.      $160,795,800        6.32%
-------------------------------------------------------
Wells Fargo Co.            $120,788,625        4.75%
-------------------------------------------------------
Mellon Financial Corp.     $119,330,287        4.69%
-------------------------------------------------------
Black & Decker Corp.       $ 94,488,200        3.72%
-------------------------------------------------------


BOND FUND

FUND PERFORMANCE- CLASS D SHARES
$10,000 Lump Sum Investment



            Value of initial  Value of reinvested
              investment         distributions

1989           $ 9,550              $ 9,550
1990           $ 9,163              $10,109
1991           $ 9,642              $11,633
1992           $ 9,764              $12,895
1993           $10,263              $14,650
1994           $ 8,623              $13,212
1995           $ 9,683              $15,909
1996           $ 9,519              $16,712
1997           $ 9,672              $18,104
1998           $ 9,947              $19,754
1999           $ 9,265              $19,509


The value of a long-term investment in the Bond Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1999, a net investment of $10,000 would have earned an average annual compound total return of 6.91% (including sales charge). The chart above illustrates the growth of this investment to $19,509. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.


TOP FIVE HOLDINGS BY ISSUER
(Composition Subject to Change)

                                                       VALUE        PORTFOLIO%
--------------------------------------------------------------------------------
U. S. Treasury Bond, 8.125%, 08/15/19                $13,544,838      10.40%
--------------------------------------------------------------------------------
AMBAC Inc. 9.375%, 08/01/11                          $ 4,680,600       3.59%
--------------------------------------------------------------------------------
Armstrong World Industries, Inc. 9.75%, 04/15/08     $ 4,581,488       3.52%
--------------------------------------------------------------------------------
Becton Dickson, 8.70%, 01/15/25                      $ 4,226,300       3.24%
--------------------------------------------------------------------------------
English China Clays Del. Inc. 7.375%, 10/1/02        $ 4,070,848       3.12%
--------------------------------------------------------------------------------


                                                                    NATIONWIDE 3

NATIONWIDE(R) BOND FUND HIGHLIGHTS
--------------------------------------------------------------------------------

TAX-FREE INCOME FUND

FUND PERFORMANCE CLASS D SHARES
$10,000 Lump Sum Investment



            Value of initial    Value of reinvested
              investment           distributions
1989           $ 9,550                $ 9,550
1990           $ 9,418                $10,055
1991           $ 9,924                $11,253
1992           $10,056                $12,061
1993           $11,078                $14,107
1994           $ 9,510                $12,874
1995           $10,339                $14,761
1996           $10,359                $15,544
1997           $10,632                $16,745
1998           $10,784                $17,933
1999           $ 9,894                $17,357

The value of a long-term investment in the Tax-Free Income Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1999, a net investment of $10,000 would have earned an average annual compound total return of 5.67% (including sales charge). The chart above illustrates the growth of this investment to $17,357. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

TOP FIVE HOLDINGS BY STATE
(Composition Subject to Change)

                      VALUE         PORTFOLIO%
----------------------------------------------
Texas              $38,223,317        16.45%
Illinois           $19,068,752         8.21%
Alabama            $17,711,248         7.62%
South Carolina     $16,947,954         7.29%
North Carolina     $16,880,383         7.26%

LONG-TERM U.S. GOVERNMENT
BOND FUND

FUND PERFORMANCE- CLASS D SHARES
$10,000 Lump Sum Investment



          Value of initial    Value of reinvested
            investment           distributions
1989         $ 9,550               $ 9,550
1990         $ 9,293               $10,211
1991         $ 9,917               $11,870
1992         $10,091               $13,167
1993         $10,376               $14,584
1994         $ 9,284               $13,891
1995         $10,155               $16,208
1996         $10,018               $17,020
1997         $10,266               $18,524
1998         $10,798               $20,590
1999         $ 9,981               $20,098

The value of a long-term investment in the Long-Term U.S. Government Bond Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1999, a net investment of $10,000 would have earned an average annual compound total return of 7.23% (including sales charge). The chart above illustrates the growth of this investment to $20,098. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

TOP FIVE HOLDINGS BY TYPE
(Composition Subject to Change)

                            VALUE        PORTFOLIO%
----------------------------------------------------
FHLMC                    $12,937,397        35.90%
----------------------------------------------------
FNMA                     $ 9,768,859        27.11%
----------------------------------------------------
U.S. Treasury            $ 8,816,090        24.47%
----------------------------------------------------
Repurchase Agreement     $ 2,200,000         6.11%
----------------------------------------------------
Resolution Funding       $ 1,994,540         5.54%
----------------------------------------------------

4 NATIONWIDE

NATIONWIDE(R) BOND AND MONEY MARKET FUND HIGHLIGHTS
--------------------------------------------------------------------------------

INTERMEDIATE U.S. GOVERNMENT
BOND FUND

FUND PERFORMANCE- CLASS D SHARES
$10,000 Lump Sum Investment



            Value of initial    Value of reinvested
              investment           distributions

1992            $ 9,627              $10,041
1993            $ 9,907              $11,060
1994            $ 8,903              $10,596
1995            $ 9,772              $12,341
1996            $ 9,695              $12,992
1997            $ 9,956              $14,143
1998            $10,207              $15,421
1999            $ 9,550              $15,278


The value of a long-term investment in the Intermediate U.S. Government Bond Fund is illustrated in the chart above. A net investment of $10,000 made on 2/10/92 (the Fund's inception date) would have earned an average annual compound total return of 5.54% (including sales charge). The chart above illustrates the growth of this investment to $15,278. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.


TOP FIVE HOLDINGS BY TYPE
(Composition Subject to Change)


                           VALUE          PORTFOLIO%
----------------------------------------------------
U.S. Treasury            $34,558,429        33.55%
----------------------------------------------------
FHLMC                    $29,570,642        28.71%
----------------------------------------------------
FNMA                     $15,614,583        15.16%
----------------------------------------------------
FHLB                     $ 8,693,597         8.44%
----------------------------------------------------
Repurchase Agreement     $ 7,921,000         7.69%
----------------------------------------------------



MONEY MARKET FUND

FUND PERFORMANCE- PRIME SHARES
30-Day Yield Trend



                         Money Market
             CPI          Fund yields
10/98       0   %            4.79%
11/98       0.24%            4.72%
12/98       0.18%            4.70%
 1/99       0.12%            4.60%
 2/99       0.12%            4.40%
 3/99       0.06%            4.37%
 4/99       0.18%            4.35%
 5/99       0.73%            4.33%
 6/99       0   %            4.36%
 7/99       0   %            4.40%
 8/99       0.03%            4.51%
 9/99       0.03%            4.67%
10/99       0.48%            4.83%

The chart above shows the Money Market Fund's yield trend for the period ended October 31, 1999, as compared to the Consumer Price Index (CPI) over the same period. The Money Market Fund 30-day current yield at 10/31/99 was 4.83%, the seven-day current yield was 4.94% and the seven-day effective yield was 5.06%. Past performance is no guarantee of future results.



TOP FIVE HOLDINGS BY ISSUER
(Composition Subject to Change)

                                       VALUE        PORTFOLIO%
--------------------------------------------------------------
General Electric Capital Corp.      $57,293,438        4.19%
--------------------------------------------------------------
American Express Credit Corp.       $56,854,770        4.16%
--------------------------------------------------------------
General Motors Acceptance Corp.     $55,765,826        4.08%
--------------------------------------------------------------
CIT Group                           $54,951,063        4.02%
--------------------------------------------------------------
Merrill Lynch & Co.                 $54,104,140        3.96%
--------------------------------------------------------------

                                                                    NATIONWIDE 5

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------

MID CAP GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

         The total return for the Nationwide Mid Cap Growth Fund (Class D) for the 12-month period ended October 31, 1999, was 13.31%*, compared to 21.07% for the S&P MidCap 400 Index.

         During the fall of 1998, investors took pains to reduce or avoid risk in their portfolios, leading to large declines in financial and technology stocks. As the fiscal year began last November, the Federal Reserve was preparing its third interest rate decrease. This liquidity boost served to shore up investor confidence, and the stock market took off.

         One trend that has solidly emerged over the past 12 months, despite subsequent interest rate increases, is the investor's greater appetite for risk. The dramatic increases in technology stocks, particularly internet issues that in many cases have never earned a profit, are evidence of this trend. Increased risk-tolerance can also be seen through the extraordinary price performance of many initial public offerings. Such offerings have proven to be a difficult way to earn money over the long term, but the short-term performances have been nothing short of astonishing.

         The Mid Cap Growth Fund benefited from certain of the above trends during the year. Our largest holding, Advent Software, gained more than 150% over the 12-month period. Advent makes investment management software to automate and integrate operations for asset managers. After a decline last fall with other technology stocks, Advent rocketed back with stellar sales growth and exciting new product momentum. Despite paring back our position for diversification purposes, the stock remained nearly 9% of the portfolio. Other names that delivered excellent returns included many of the semiconductor-related companies, such as Microchip Technology, KLA-Tencor and Cognex. Each of these stocks rose between 90%-150% during the year following their declines during the fall of 1998.

         One sector that was particularly challenging for the Mid Cap Growth Fund was health care. Among the companies that disappointed were Covance and Quintiles, both contract research organizations. Both stocks were sold after price drops that followed disappointing revenue and earnings news. Manor Care was also a disappointment. This nursing home operator faced challenges in the new Medicare reimbursement regulations. While these challenges impacted their operations significantly in 1999, I believe the company is adjusting and will be able to return to the growth track in coming years.

         I plan to continue looking for high-quality growth companies for the portfolio. This emphasis on quality may mean that investors in the Fund pass up some of the more speculative types of gains that appear to be occurring in the market. However, this strategy is intended to reduce some volatility if investors' appetites for risk decrease dramatically.

CHRISTOPHER A. WELCH, CFA
* PERFORMANCE WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS REINVESTED.

Fund Value $12,027,154


PORTFOLIO COMPOSITION
(Subject to Change)

Short-Term Debt 7.5%
Common Stock 92.6%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN +
(For Years Ended October 31, 1999)

           CLASS A*               CLASS B*              CLASS D
YEARS      W/O SC**   W/SC(1)     W/O SC**   W/SC(2)     W/O SC**     W/SC(3)
--------------------------------------------------------------------------------
  1         12.98%      6.48%      12.33%      7.33%      13.31%       8.21%
  5         16.42%     15.05%      16.12%     15.90%      16.41%      15.34%
 10         13.10%     12.43%      12.95%     12.95%      13.09%      12.57%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

  * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding the effect of the 0.25% (Class A) or 1.00% (Class
    B) 12b-1 fee. Had Class A or B been in existence for the time periods presented, the Fund's performance for such classes would have been lower as a result of the additional expenses.
 ** These returns do not reflect the effects of a sales charge.
  1 A 5.75% front-end sales charge was deducted.
  2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
  3 A 4.50% front-end sales charge was deducted.
  + See legend on inside back cover.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

FUND PERFORMANCE - CLASS D SHARES


            Fund        S&P 400          CPI
-----------------------------------------------
1989      $ 9,550       $10,000        $10,000
1990      $ 8,071       $ 8,660        $10,637
1991      $11,838       $13,952        $10,940
1992      $12,480       $15,460        $11,299
1993      $14,300       $18,952        $11,610
1994      $15,290       $19,402        $11,920
1995      $18,587       $23,518        $12,247
1996      $22,195       $27,598        $12,614
1997      $27,446       $36,614        $12,876
1998      $28,848       $39,071        $13,068
1999      $32,688       $47,305        $13,402


Comparative performance of $10,000 invested in the Mid Cap Growth Fund, the S&P MidCap 400 Index (S&P 400)* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/99. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.

  * The S&P MidCap 400 Index is an unmanaged index of 400 stocks of medium sized U.S. companies. The stocks are chosen for their market size liquidity and industry group representation.
  ** The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 NATIONWIDE

STATEMENT OF INVESTMENTS NATIONWIDE(R) MID CAP GROWTH FUND
--------------------------------------------------------------------------------
                                October 31, 1999


SHARES                 SECURITY                     VALUE

COMMON STOCK (92.6%)
--------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES (1.3%)
         7,000 Herman Miller, Inc.               $   151,813
                                                 -----------
--------------------------------------------------------------
CAPITAL GOODS (1.4%)
         5,200 Millipore Corp..                      165,750
                                                 -----------
--------------------------------------------------------------
CHEMICALS (0.9%)
         4,000 Sigma-Aldrich Corp.                   114,000
                                                 -----------
--------------------------------------------------------------
COMPUTER EQUIPMENT (1.5%)
         8,000 American Power Conversion Corp.*      179,500
                                                 -----------
--------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (17.9%)
        17,800 Advent Software, Inc.*              1,070,225
         8,000 BMC Software, Inc.*                   513,500
        24,500 Gartner Group, Inc. Class A           238,875
         1,041 Gartner Group, Inc. Class B*            9,759
        10,000 SPSS, Inc.*                           177,500
         6,000 Sungard Data Systems, Inc.*           146,625
                                                 -----------
                                                   2,156,484
                                                 -----------
--------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS (1.0%)
         3,000 Martin Marietta Materials, Inc.       116,812
                                                 -----------
--------------------------------------------------------------
CONSUMER DURABLES (2.9%)
         8,000 Black & Decker Corp.                  344,000
                                                 -----------
--------------------------------------------------------------
CONSUMER NON-CYCLICAL (1.2%)
         4,000 Newell Rubbermaid, Inc.               138,500
                                                 -----------
--------------------------------------------------------------
DENTAL (1.2%)
         6,000 Dentsply International, Inc.          139,125
                                                 -----------
--------------------------------------------------------------
DRUGS (8.3%)
         4,000 Allergan, Inc.                        429,500
         2,200 Eli Lilly & Co.                       151,525
         8,500 Schering-Plough Corp.                 420,750
                                                 -----------
                                                   1,001,775
                                                 -----------
--------------------------------------------------------------
ELECTRONICS (6.4%)
         2,900 KLA-TENCOR CORP.*                     229,644
         2,000 Linear Technology Corp.               139,875
         6,000 Microchip Technology, Inc.*           399,750
                                                 -----------
                                                     769,269
                                                 -----------
--------------------------------------------------------------
FINANCIAL / BANKS (5.9%)
         4,950 Huntington Bancshares, Inc.           146,644
        18,000 North Fork Bancorp, Inc.              372,375
         6,000 Silicon Valley Bancshares*            195,750
                                                 -----------
                                                     714,769
                                                 -----------
--------------------------------------------------------------
FINANCIAL / MISCELLANEOUS (4.6%)
        10,500 Capital One Financial Corp.           556,500
                                                 -----------
--------------------------------------------------------------
FOOD & RELATED (5.9%)
         6,500 Quaker Oats Co.                       455,000
        20,000 Whitman Corp.                         260,000
                                                 -----------
                                                     715,000
                                                 -----------


SHARES                 SECURITY                     VALUE

COMMON STOCK (CONTINUED)
--------------------------------------------------------------
HEALTH CARE (6.6%)
         5,000 Biomet, Inc.                      $   150,625
        16,000 Manor Care, Inc.*                     252,000
        20,000 Omnicare, Inc.                        185,000
         7,500 Quest Diagnostics, Inc.*              210,000
                                                 -----------
                                                     797,625
                                                 -----------
--------------------------------------------------------------
MACHINERY & CAPITAL GOODS (5.9%)
        11,000 Cognex Corp.*                         329,312
         7,000 Zebra Technologies Corp.*             380,625
                                                 -----------
                                                     709,937
                                                 -----------
--------------------------------------------------------------
OIL / DOMESTIC (2.6%)
        10,000 Anadarko Petroleum Corp.              308,125
                                                 -----------
--------------------------------------------------------------
RETAIL (1.9%)
         8,750 Dollar General Corp.                  230,781
                                                 -----------
--------------------------------------------------------------
SERVICES (13.1%)
        17,000 Ceridian Corp.*                       372,937
        17,000 Concord EFS, Inc.*                    460,063
        12,000 Equifax, Inc.                         324,000
         8,000 IMS Health, Inc.                      232,000
         8,000 Sterling Commerce, Inc.*              187,500
                                                 -----------
                                                   1,576,500
                                                 -----------
--------------------------------------------------------------
TELECOMMUNICATIONS (2.1%)
         3,000 MCI WorldCom, Inc.*                   257,438
                                                 -----------

TOTAL COMMON STOCK (cost $8,333,740)              11,143,703
                                                 -----------



SHORT-TERM DEBT (7.5%)
--------------------------------------------------------------
   $ 332,000 Johnson Controls, Inc., 5.37%, 11/01/99
                      (cost $332,000)                332,000
     250,000 Merrill Lynch & Co., 5.23%, 11/01/99
                      (cost $250,000)                250,000
     315,000 Sysco Corp., 5.35%, 11/01/99
                      (cost $315,000)                315,000
                                                 -----------

TOTAL SHORT-TERM DEBT (cost $897,000)                897,000
                                                 -----------

TOTAL INVESTMENTS (cost $9,230,740)              $12,040,703
                                                 ===========
------------------------------------------------------

* DENOTES A NON-INCOME PRODUCING SECURITY.

COST ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES.

PORTFOLIO HOLDING PERCENTAGES REPRESENT MARKET VALUE AS A PERCENTAGE OF NET ASSETS.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                    NATIONWIDE 7

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------

GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     The total return for the Nationwide Growth Fund (Class D) for the 12-month period ended October 31, 1999, was 17.07%*, compared to a return of 25.67% for the S&P 500 Index.

     During the 1999 fiscal year, the best performing stocks in the Growth Fund tended to be technology companies. Microsoft, Intel, MCI Worldcom, and BMC software all provided returns in excess of the S&P 500 during the period. Intel, Home Depot and Bed Bath and Beyond were added to the Fund during a period of weakness that developed in growth stocks during the summer. All were strong performers for the entire 12-month period. Also, while financial stocks have been weak for most of 1999, two of the Fund's large holdings, Axa Financial and American International Group, had competitive returns when considering the entire 12-month period.

     The main sources of weakness in the Fund came from two areas. The first was in drug stocks, which performed poorly all year, both due to fear of rising interest rates, and fear of possible federal health care reform. However, the drug stocks in our portfolio have strong future product development, prominent franchising position, and patent protection. The other area of weakness came from a handful of stocks that suffered earnings disappointments and subsequent severe price declines. In some cases, such as with Newell and Covance, these disappointments casted doubt on the long-term fundamental outlooks of the companies. In those instances, the Fund sold the stock. In other instances-for example, Avon, Ceridian, and Cardinal Health-it still looks as though the long-term fundamentals are intact and the short-term market reaction has been too extreme, and we have held those positions.

     The Fund's strategy continues to concentrate on adding high-quality growth stocks and selling issues that are less well positioned. These buys have been predominantly in the large-cap area, with some additions in mid cap when opportunities have arisen. It is discouraging that some of the recent additions under this strategy, such as Ceridian and Cardinal Health, had short-term earnings disappointments. However, these additions were made with long-term results in mind, and as long as the fundamentals remain sound, this strategy should prove effective.

JOHN M. SCHAFFNER, MBA, CFA

* PERFORMANCE WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS REINVESTED.


FUND VALUE $1,028,550,825


PORTFOLIO COMPOSITION
(Subject to Change)

U.S. Government Obligation 1.1%
Common Stock 98.7%


AVERAGE ANNUAL (COMPOUND) TOTAL RETURN +
(For Years Ended October 31, 1999)

         CLASS A*                CLASS B*               CLASS D
YEARS    W/O SC**     W/SC(1)    W/O SC**    W/SC(2)    W/O SC**    W/SC(3)
-----------------------------------------------------------------------------
  1       16.85%      10.13%      16.12%     11.12%      17.07%     11.80%
-----------------------------------------------------------------------------
  5       19.47%      18.06%      19.26%     19.06%      19.51%     18.42%
-----------------------------------------------------------------------------
 10       14.68%      14.01%      14.58%     14.58%      14.70%     14.18%
-----------------------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

   * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding the effect of the 0.25% (Class A) or 1.00% (Class B) 12b-1 fee. Had Class A or B been in existence for the time periods presented, the Fund's performance for such classes would have been lower as a result of the additional expenses.
  ** These returns do not reflect the effects of a sales charge.
   1 A 5.75% front-end sales charge was deducted.
   2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
   3 A 4.50% front-end sales charge was deducted.
   + See legend on inside back cover.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

FUND PERFORMANCE - CLASS D SHARES


           Fund     S&P 500       CPI
----------------------------------------
1989     $ 9,550    $10,000     $10,000
1990     $ 8,202    $ 9,252     $10,637
1991     $11,758    $12,351     $10,940
1992     $12,574    $13,581     $11,299
1993     $14,606    $15,610     $11,610
1994     $15,443    $16,214     $11,920
1995     $18,688    $20,501     $12,247
1996     $20,998    $25,440     $12,614
1997     $27,741    $33,610     $12,876
1998     $32,162    $41,001     $13,068
1999     $37,651    $51,526     $13,402


Comparative performance of $10,000 invested in the Growth Fund, the S&P 500* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/99. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.

 * The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks, which represent all major industries.

** The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


8 NATIONWIDE

STATEMENT OF INVESTMENTS NATIONWIDE(R) GROWTH FUND
--------------------------------------------------------------------------------
                                October 31, 1999


SHARES                   SECURITY                           VALUE

COMMON STOCK (98.7%)
---------------------------------------------------------------------
BEVERAGES / SOFT DRINK (1.2%)
         350,000 PepsiCo, Inc.                        $   12,140,625
                                                      --------------
---------------------------------------------------------------------
BROADCAST MEDIA / CABLE TELEVISION (4.7%)
         600,000 Comcast Corp. Class A                    22,800,000
         600,000 Comcast Corp. Special Class A            25,275,000
                                                      --------------
                                                          48,075,000
                                                      --------------
---------------------------------------------------------------------
COMPUTER EQUIPMENT (9.0%)
         895,200 EMC Corp.*                               65,349,600
         100,000 Hewlett-Packard Co.                       7,406,250
         200,000 International Business Machines Corp.    19,675,000
                                                      --------------
                                                          92,430,850
                                                      --------------
---------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (19.6%)
         800,000 Automatic Data Processing, Inc.          38,550,000
         900,000 BMC Software, Inc.*                      57,768,750
         250,000 Electronic Arts, Inc.*                   20,203,125
         600,000 First Data Corp.                         27,412,500
       2,137,100 Gartner Group, Inc. Class A              20,836,725
         400,000 Microsoft Corp.*                         37,025,000
                                                      --------------
                                                         201,796,100
                                                      --------------
---------------------------------------------------------------------
CONSUMER NON-CYCLICAL (2.5%)
         800,000 Avon Products, Inc.                      25,800,000
                                                      --------------
---------------------------------------------------------------------
DISTRIBUTION (0.3%)
         500,000 Bergen Brunswig Corp. Class A             3,562,500
                                                      --------------
---------------------------------------------------------------------
DRUGS (16.9%)
         300,000 Allergan, Inc.                           32,212,500
         325,000 Glaxo Wellcome PLC ADR                   19,459,375
         600,000 Merck & Co., Inc.                        47,737,500
         480,000 Pfizer, Inc.                             18,960,000
         640,000 Schering-Plough Corp.                    31,680,000
         300,000 Warner-Lambert Co.                       23,943,750
                                                      --------------
                                                         173,993,125
                                                      --------------
---------------------------------------------------------------------
ELECTRONICS (1.7%)
         200,000 Intel Corp.                              15,487,500
         189,000 Woodhead Industries, Inc.                 1,830,938
                                                      --------------
                                                          17,318,438
                                                      --------------
---------------------------------------------------------------------
ENTERTAINMENT (2.6%)
         999,750 Walt Disney Co. (The)                    26,368,406
                                                      --------------
---------------------------------------------------------------------
FINANCIAL / BANKS (1.4%)
         400,000 Mellon Financial Corp.                   14,775,000
                                                      --------------
---------------------------------------------------------------------
FOOD & RELATED (2.8%)
         300,000 Quaker Oats Co.                          21,000,000
         300,000 Sara Lee Corp.                            8,118,750
                                                      --------------
                                                          29,118,750
                                                      --------------
---------------------------------------------------------------------
HEALTH CARE (4.7%)
         200,000 Biomet, Inc.                              6,025,000
         500,000 Cardinal Health, Inc.                    21,562,500


SHARES                  SECURITY                          VALUE

COMMON STOCK (CONTINUED)
---------------------------------------------------------------------
HEALTH CARE (CONTINUED)
         200,000 Johnson & Johnson Co.                $   20,950,000
                                                      --------------
                                                          48,537,500
                                                      --------------
---------------------------------------------------------------------
INSURANCE (9.0%)
         300,000 Allstate Corp.                            8,625,000
         350,156 American International Group, Inc.       36,044,183
       1,478,000 AXA Financial, Inc.                      47,388,375
                                                      --------------
                                                          92,057,558
                                                      --------------
---------------------------------------------------------------------
MACHINERY & CAPITAL GOODS (2.5%)
         337,500 Lindsay Manufacturing Co.                 6,855,469
         354,000 Zebra Technologies Corp.*                19,248,750
                                                      --------------
                                                          26,104,219
                                                      --------------
---------------------------------------------------------------------
RETAIL (4.5%)
         700,000 Bed, Bath and Beyond, Inc.*              23,318,750
         300,000 Home Depot, Inc.                         22,650,000
                                                      --------------
                                                          45,968,750
                                                      --------------
---------------------------------------------------------------------
SERVICES (8.6%)
       1,200,000 Ceridian Corp.*                          26,325,000
         115,000 Cintas Corp.                              6,928,750
         350,000 IMS Health, Inc.                         10,150,000
         767,100 Paychex, Inc.                            30,204,562
          55,300 ProBusiness Services, Inc.*               1,389,413
         575,000 Sterling Commerce, Inc.*                 13,476,563
                                                      --------------
                                                          88,474,288
                                                      --------------
---------------------------------------------------------------------
TELECOMMUNICATIONS (6.7%)
         800,000 MCI WorldCom, Inc.*                      68,650,000
                                                      --------------
OTAL COMMON STOCK (cost $668,940,721)                 1,015,171,109
                                                      --------------


PRINCIPAL               SECURITY                           VALUE
U.S. GOVERNMENT SHORT-TERM OBLIGATIONS (1.1%)
---------------------------------------------------------------------
    $  1,531,000 Federal Home Loan Bank 5.16%, 11/01/99
                 (cost $1,531,000)                         1,531,000
      10,170,000 Federal Mortgage Corp. 5.24%, 11/30/99
                 (cost $10,127,071)                       10,127,071
                                                      --------------
TOTAL U.S. GOVERNMENT SHORT-TERM OBLIGATIONS
                 (cost $11,658,071)                       11,658,071
                                                      --------------

TOTAL INVESTMENTS (cost $680,598,792)                 $1,026,829,180
                                                      ==============
-----------------------------------------------------------------

* DENOTES A NON-INCOME PRODUCING SECURITY.

Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.


                                                                    NATIONWIDE 9

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------

NATIONWIDE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

         The total return for the Nationwide Fund (Class D) for the 12-month period ended October 31, 1999, was 10.27%*, compared to 25.67% for the S&P 500 Index.

         The Nationwide Fund underperformed the S&P 500 due to the relatively weak performance of both pharmaceutical and financial stocks. These areas were hurt during the year due to increasing earnings growth in other sectors of the market as well as rising interest rates.

         Warner-Lambert and Schering-Plough, the Fund's two largest holdings, continue to achieve impressive, steady growth from their drug portfolios. I am confident this consistent growth will continue in the future, and therefore I am comfortable with these large positions. Also, in early November (after fiscal year end), Warner-Lambert announced a definitive agreement to merge with American Home Products ("AHP"). Within hours of that announcement, Pfizer made an unsolicited bid for Warner-Lambert. Both AHP and Pfizer are holdings in the Fund, and I am optimistic that either scenario will be beneficial for both companies going forward. It is also likely that these announcements will lead to other positive combinations within the pharmaceutical industry.

         Other large positions in the Fund are Wells Fargo and Mellon Bank. These two unique financial service franchises are well positioned to continue to outperform their industry peers. Although the financial services sector has been weak, the passage of the new financial services legislation along with a leveling-off of interest rates should once again allow these stocks to lead the market.

         World class consumer products companies Black & Decker and Quaker Oats have shown consistent sales and earnings growth over the past couple of years but continue to lag the overall market due to a general lack of interest in consumer products companies.

         The largest new holding in the portfolio is Pharmacia & Upjohn. This company was formed a few years ago through the merger of Pharmacia AB and The Upjohn Corp. After a few challenging years and a couple of significant management changes, this company now appears well positioned for consistent growth over the next three to five years. Although the company's new drug pipeline contains no blockbusters, it does look quite promising with two potential new drugs addressing sizable market opportunities.

         The Fund's outstanding performer during the year was Tiffany & Co. The stock more than tripled from its lows last October and is now roughly 3% of the Fund's assets. I feel the company possesses a superior franchise with a favorable long-term outlook.

         As I have been doing during recent years, I continue to concentrate portfolio holdings in high-quality names. The market has not differentiated significantly between such quality companies and higher-risk businesses. I continue to feel that the market is not sufficiently weighing the risks inherent in many technology industries. This has become most evident in the internet sector where many companies with completely unproven business models command incredibly high, premium valuations. I intend to avoid these situations and concentrate on high-quality companies with proven track records that are selling at reasonable prices.

CHARLES S. BATH, MBA, CFA

* PERFORMANCE WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS REINVESTED.

Fund Value $2,542,710,321

PORTFOLIO COMPOSITION
(Subject to Change)

Short-Term Debt   2.6%
Covertible Bonds  0.1%
Common Stock     97.3%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN +
(For Years Ended October 31, 1999)

         CLASS A*               CLASS B*              CLASS D
YEARS    W/O SC**    W/SC(1)    W/O SC**    W/SC(2)    W/O SC**     W/SC(3)
-----------------------------------------------------------------------------
  1       10.05%      3.72%       9.22%      4.22%      10.27%      5.31%
-----------------------------------------------------------------------------
  5       23.89%     22.43%      23.56%     23.39%      23.92%     22.78%
-----------------------------------------------------------------------------
 10       16.18%     15.49%      16.03%     16.03%      16.19%     15.66%
-----------------------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

   * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding the effect of the 0.25% (Class A) or 1.00% (Class B) 12b-1 fee. Had Class A or B been in existence for the time period presented, the Fund's performance for such classes would have been lower as a result of the additional expenses.
  ** These returns do not reflect the effects of a sales charge.
   1 A 5.75% front-end sales charge was deducted.
   2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
   3 A 4.50% front-end sales charge was deducted.
   + See legend on inside back cover.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

FUND PERFORMANCE - CLASS D SHARES


                Fund      S&P 500      CPI
--------------------------------------------
1989           $ 9,550    $10,000    $10,000
1990           $ 8,879    $ 9,252    $10,637
1991           $12,117    $12,351    $10,940
1992           $13,169    $13,581    $11,299
1993           $13,979    $15,610    $11,610
1994           $14,661    $16,214    $11,920
1995           $17,481    $20,501    $12,247
1996           $22,045    $25,440    $12,614
1997           $30,902    $33,610    $12,876
1998           $38,851    $41,001    $13,068
1999           $42,841    $51,526    $13,402


Comparative performance of $10,000 invested in the Nationwide Fund, the S&P 500* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/99. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.

  * The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

 ** The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10 NATIONWIDE

STATEMENT OF INVESTMENTS NATIONWIDE(R) FUND
--------------------------------------------------------------------------------
                                October 31, 1999

SHARES                      SECURITY                               VALUE

COMMON STOCK (97.3%)
-----------------------------------------------------------------------------
BEVERAGES / ALCOHOLIC (1.0%)
         361,100 Anheuser-Busch Cos., Inc.                     $  25,931,494
                                                               -------------
-----------------------------------------------------------------------------
BEVERAGES / SOFT DRINK (1.4%)
       1,050,200 PepsiCo, Inc.                                    36,428,812
                                                               -------------
-----------------------------------------------------------------------------
CAPITAL GOODS (1.4%)
         544,400 Millipore Corp.                                  17,352,750
         806,893 Pall Corp.                                       17,701,215
                                                               -------------
                                                                  35,053,965
                                                               -------------
-----------------------------------------------------------------------------
CHEMICALS (2.1%)
       1,005,200 Georgia Gulf Corp.                               21,674,625
         335,400 OM Group, Inc.                                   12,577,500
         473,458 Rohm & Haas Co.                                  18,109,769
                                                               -------------
                                                                  52,361,894
                                                               -------------
-----------------------------------------------------------------------------
COMPUTER EQUIPMENT (2.0%)
         507,700 International Business Machines Corp             49,944,988
                                                               -------------
-----------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (0.1%)
          59,726 Gartner Group, Inc. Class A                         582,329
                                                               -------------
-----------------------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS (3.5%)
         460,400 Martin Marietta Materials, Inc.                  17,926,825
       1,117,200 Masco Corp.                                      34,074,600
         906,600 Vulcan Materials Co.                             37,453,913
                                                               -------------
                                                                  89,455,338
                                                               -------------
-----------------------------------------------------------------------------
CONSUMER DURABLES (4.8%)
       2,197,400 Black & Decker Corp.                             94,488,200
         693,700 Maytag Corp.                                     27,791,356
                                                               -------------
                                                                 122,279,556
                                                               -------------
-----------------------------------------------------------------------------
CONSUMER NON-CYCLICAL (0.8%)
         200,000 Procter & Gamble Co.                             20,975,000
                                                               -------------
-----------------------------------------------------------------------------
DRUGS (22.6%)
         440,900 Allergan, Inc.                                   47,341,637
         781,100 ALZA Corp.*                                      33,440,844
         332,800 American Home Products Corp.                     17,388,800
         787,800 Pfizer, Inc.                                     31,118,100
       1,404,600 Pharmacia & Upjohn, Inc.                         75,760,612
       3,248,400 Schering-Plough Corp.                           160,795,800
       2,617,800 Warner-Lambert Co.                              208,933,163
                                                               -------------
                                                                 574,778,956
                                                               -------------
-----------------------------------------------------------------------------
ENTERTAINMENT (0.8%)
         806,795 Walt Disney Co. (The)                            21,279,218
                                                               -------------
-----------------------------------------------------------------------------
FINANCIAL / BANKS (13.4%)
         509,600 Bank of New York Co., Inc.                       21,339,500
       1,804,708 Bank One Corp.                                   67,789,344
       3,230,600 Mellon Financial Corp.                          119,330,287
         480,200 Pacific Century Financial Corp.                  10,954,563
       2,523,000 Wells Fargo Co.                                 120,788,625
                                                               -------------
                                                                 340,202,319
                                                               -------------

SHARES                      SECURITY                               VALUE
COMMON STOCK (CONTINUED)
-----------------------------------------------------------------------------
FINANCIAL / MISCELLANEOUS (5.1%)
       1,498,084 Associates First Capital Corp.                $  54,680,066
       2,108,600 MBNA Corp.                                       58,250,075
         224,900 Merrill Lynch & Co., Inc.                        17,654,650
                                                               -------------
                                                                 130,584,791
                                                               -------------
-----------------------------------------------------------------------------
FOOD & RELATED (6.0%)
         527,400 Philip Morris Cos., Inc.                         13,283,887
       1,266,000 Quaker Oats Co.                                  88,620,000
       1,617,800 Ralston-Ralston Purina Group                     50,859,588
                                                               -------------
                                                                 152,763,475
                                                               -------------
-----------------------------------------------------------------------------
HEALTH CARE (3.4%)
         192,000 Abbott Laboratories                               7,752,000
       1,544,400 Manor Care, Inc.*                                24,324,300
         729,700 Quest Diagnostics, Inc.*                         20,431,600
       1,211,300 St. Jude Medical, Inc.*                          33,159,337
                                                               -------------
                                                                  85,667,237
                                                               -------------
-----------------------------------------------------------------------------
INSURANCE (4.5%)
         514,117 American International Group, Inc.               52,921,919
       1,031,500 Horace Mann Educators Corp.                      29,075,406
         150,850 MBIA, Inc.                                        8,607,878
         750,732 UNUM Corp.                                       24,727,235
                                                               -------------
                                                                 115,332,438
                                                               -------------
-----------------------------------------------------------------------------
LEISURE PRODUCTS (1.9%)
       2,116,700 Brunswick Corp.                                  47,890,337
                                                               -------------
-----------------------------------------------------------------------------
MACHINERY & CAPITAL GOODS (1.3%)
         472,400 Transportation Technologies Industries, Inc.*     6,967,900
         844,400 Trinity Industries, Inc.                         25,173,675
                                                               -------------
                                                                  32,141,575
                                                               -------------
-----------------------------------------------------------------------------
MORTGAGE / ASSET BACKED OBLIGATIONS (2.3%)
         838,600 Fannie Mae                                       59,330,950
                                                               -------------
-----------------------------------------------------------------------------
MOTOR VEHICLES (1.8%)
         857,900 Ford Motor Co.                                   47,077,263
                                                               -------------
-----------------------------------------------------------------------------
OIL / INTERNATIONAL (2.2%)
         917,400 Texaco, Inc.                                     56,305,425
                                                               -------------
-----------------------------------------------------------------------------
PRINTING & PUBLISHING (5.6%)
         747,700 E.W. Scripps Co. Class A                         34,534,394
         315,800 Gannett Co., Inc.                                24,356,075
       1,532,400 New York Times Co. (The) Class A                 61,679,100
          40,700 Washington Post Co. Class B                      21,654,944
                                                               -------------
                                                                 142,224,513
                                                               -------------
-----------------------------------------------------------------------------
RESTAURANTS (1.8%)
       1,116,800 McDonald's Corp.                                 46,068,000
                                                               -------------
-----------------------------------------------------------------------------
RETAIL (4.5%)
       1,279,000 Tiffany & Co.                                    76,100,500
         650,600 Wal-Mart Stores, Inc.                            37,165,525
                                                               -------------
                                                                 113,266,025
                                                               -------------


                                                                   NATIONWIDE 11

--------------------------------------------------------------------------------
                                October 31, 1999

SHARES                  SECURITY                         VALUE

COMMON STOCK (CONTINUED)
-------------------------------------------------------------------
SERVICES (1.6%)
         586,400 Dun & Bradstreet Corp. (The)       $   17,225,500
         241,600 Equifax, Inc.                           6,523,200
         603,600 IMS Health, Inc.                       17,504,400
                                                    --------------
                                                        41,253,100
                                                    --------------
-------------------------------------------------------------------
TELECOMMUNICATIONS (1.4%)
         422,688 Alltel Corp.                           35,188,776
                                                    --------------

TOTAL COMMON STOCK (cost $1,481,027,224)             2,474,367,774
                                                    --------------



PRINCIPAL                  SECURITY                       VALUE
CONVERTIBLE BONDS (0.1%)
-------------------------------------------------------------------
     $ 7,826,000 Consorcio G Grupo Dina, (a) 8.00%,
                 08/08/04 (cost $7,434,365)              3,785,827
                                                    --------------

SHORT-TERM DEBT (2.6%)
-------------------------------------------------------------------
      20,000,000 Associates First Capital Corp.,
                 5.25%, 11/02/99                        19,997,083
      18,558,000 GE Capital Corp., 5.20%, 11/01/99      18,558,000
      21,893,000 Merrill Lynch & Co., 5.31%, 11/03/99   21,886,542
       5,012,000 Merrill Lynch & Co., 5.32%, 11/04/99    5,009,778
                                                    --------------

TOTAL SHORT-TERM DEBT (cost $65,451,403)                65,451,403
                                                    --------------

TOTAL INVESTMENTS (cost $1,553,912,992)             $2,543,605,004
                                                    ==============
---------------------------------------------------------------
* Denotes a non-income producing security.

Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.
(a) Denominated in U.S. Dollars.

See accompanying notes to financial statements.

12 NAITIONWIDE

NATIONWIDE(R) MUTUAL FUNDSBOND FUND
--------------------------------------------------------------------------------

BOND FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

         The total return for the Nationwide Bond Fund (Class D) for the 12-month period ended October 31, 1999, was -1.24%*, compared to -0.66% return for the Lehman Brothers Government/Corporate Bond Index.

         These poor returns were caused by sharply higher interest rates as the U.S. economy's continued strength led to an improving world economy. Despite negative absolute returns, performance for the fund was competitive with the benchmark over the trailing 12 months. The 30-year Treasury is now yielding 6.16%, up from 5.15% a year ago, while the two-year Treasury has increased to 5.78% from just 4.12%.

         Last year the Federal Reserve aggressively eased interest rates to head off a liquidity crisis from pulling the U.S. into a recession, stabilize U.S. markets, and block potential worldwide economic problems. Almost everyone believed significant slowing of the economy was the best case for 1999. Instead, economic growth actually accelerated in the U.S., and the widening trade deficit has pulled the world economy along. Growth has averaged more than 4%, and even Japan seems on the road to recovery. Many economists now believe multiple increases in the funds rate, to 6% or higher, are likely some time in 2000.

         With corporate bond spreads at the widest levels of the decade a year ago, I would have expected corporates to have performed exceptionally well as the economy steamed ahead and profit growth was superb. But they did not. Corporate spreads tightened for about six months, but when the Federal Reserve moved to a tightening bias, they reversed course and began widening. As year 2000 concerns mounted, fears of heavy corporate supply further pushed spreads all the way back to the levels of last year.

         I believe the combination of interest rates near their highs of the last few years and spreads at the widest of the decade has set the bond market and the Nationwide Bond Fund up for good returns next year almost regardless of what happens. If the Federal Reserve is successful in slowing the economy, interest rates will decline. But a recession is unlikely with the rest of the world on the mend. If the economy does not slow, rates will probably drift higher, but not nearly to the same extent as last year. Therefore, the bond market is already priced for a couple of tightening moves. With an improving world economy, corporate profits should remain strong and spreads are likely to tighten, especially once we get into the new year and Y2K fears are behind us.

DOUGLAS E. KITCHEN, CFA
* PERFORMANCE WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS REINVESTED.

FUND VALUE $130,299,176

PORTFOLIO COMPOSITION
(Subject to Change)

U.S. Government
Obligations       10.9%
Short-Term         2.3%
Canadian Bonds     0.8%
Corporate Bonds   85.1%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN +
(For Years Ended October 31, 1999)

         CLASS A*                CLASS B*               CLASS D
YEARS    W/O SC**     W/SC(1)    W/O SC**   W/SC(2)     W/O SC**     W/SC(1)
------------------------------------------------------------------------------
  1       -1.58%      -6.01%      -2.07%     -6.72%      -1.24%      -5.68%
------------------------------------------------------------------------------
  5       7.98%        6.99%       7.82%      7.52%       8.11%       7.11%
------------------------------------------------------------------------------
 10       7.34%        6.85%       7.26%      7.26%       7.40%       6.91%
------------------------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

 * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding the effect of the 0.25% (Class A) or 0.85% (Class
   B) 12b-1 fee. Had Class A or B been in existence for the time periods presented, the Fund's performance for such classes would have been lower as a result of the additional expenses.
** These returns do not reflect the effects of a sales charge.
 1 A 4.50% front-end sales charge was deducted.
 2 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
 + See legend on inside back cover.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

FUND PERFORMANCE - CLASS D SHARES

                Fund        LBG/CBI         CPI
--------------------------------------------------
1989          $ 9,550       $10,000       $10,000
1990          $10,109       $10,550       $10,637
1991          $11,633       $12,172       $10,940
1992          $12,895       $13,451       $11,299
1993          $14,650       $15,289       $11,610
1994          $13,212       $14,580       $11,920
1995          $15,909       $16,935       $12,247
1996          $16,712       $17,845       $12,614
1997          $18,104       $19,417       $12,876
1998          $19,754       $21,413       $13,068
1999          $19,509       $21,271       $13,402


Comparative performance of $10,000 invested in the Bond Fund, the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)* and the Consumer Price Index
(CPI)** over a 10-year period ended 10/31/99. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.

* The LBG/CBI consists of U.S. government and corporate bonds with maturities of one year or more and outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.
** The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                                   NATIONWIDE 13

STATEMENT OF INVESTMENTS NATIONWIDE(R) BOND FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 1999

PRINCIPAL                 SECURITY                              VALUE
CANADIAN BONDS (0.8%)
--------------------------------------------------------------------------
        $1,000,000 Quebec (Province of), 8.625%, 01/19/05
                    (cost $1,068,699)                           $1,071,430
                                                                ----------

CORPORATE BONDS (85.1%)
--------------------------------------------------------------------------
AEROSPACE (1.8%)
         2,500,000 Lockheed Corp., 7.875%, 03/15/23              2,390,052
                                                                ----------
--------------------------------------------------------------------------
AIRLINES (1.3%)
         1,500,000 American Airlines, Inc., 10.33%, 03/04/05     1,690,795
                                                                ----------
--------------------------------------------------------------------------
CHEMICALS (4.7%)
         2,500,000 Hercules, Inc., 6.60%, 08/01/27               2,333,822
         2,000,000 Praxair, Inc., 6.625%, 10/15/07               1,902,190
         2,000,000 Witco Corp., 6.125%, 02/01/06                 1,823,590
                                                                ----------
                                                                 6,059,602
                                                                ----------
--------------------------------------------------------------------------
COMMUNICATION EQUIPMENT (1.5%)
         2,000,000 Motorola, Inc., 6.50%, 09/01/25               1,953,022
                                                                ----------
--------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (2.2%)
         3,000,000 Computer Associates International, Inc.,
                           6.375%,  04/15/05                     2,827,869
                                                                ----------
--------------------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS (5.8%)
         4,000,000 Armstrong World Industries, Inc.,
                           9.75%, 04/15/08                       4,581,488
         3,000,000 Hanson Overseas, 6.75%, 09/15/05              2,929,686
                                                                ----------
                                                                 7,511,174
                                                                ----------
--------------------------------------------------------------------------
CONSUMER DURABLE (0.9%)
         1,030,000 Whirlpool Corp., 9.10%, 02/01/08              1,124,200
                                                                ----------
--------------------------------------------------------------------------
CONSUMER NON-CYCLICAL (2.3%)
         3,000,000 Kimberly Clark Corp., 7.875%, 02/01/23        2,983,917
                                                                ----------
--------------------------------------------------------------------------
CONTAINERS (1.5%)
         2,000,000 Bemis Co., Inc., 6.70%, 07/01/05              1,974,786
                                                                ----------
--------------------------------------------------------------------------
ELECTRONICS (1.5%)
         2,000,000 Avnet, Inc., 6.45%, 08/15/03                  1,983,124
                                                                ----------
--------------------------------------------------------------------------
FINANCIAL / MISCELLANEOUS (3.1%)
         3,000,000 Finova Capital Corp., 6.15%, 03/31/03         2,902,827
         1,000,000 Lehman Brothers Holdings, Inc.,
                           11.625%, 05/15/05                     1,186,387
                                                                ----------
                                                                 4,089,214
                                                                ----------
--------------------------------------------------------------------------
FOOD & RELATED (1.4%)
         2,000,000 Dole Foods Co.,  6.375%, 10/01/05             1,885,984
                                                                ----------
--------------------------------------------------------------------------
HEALTH CARE (4.9%)
         4,000,000 Becton, Dickinson & Co., 8.70%, 01/15/25      4,226,300
         2,000,000 Kaiser Foundation Hospitals, 9.55%, 07/15/05  2,222,668
                                                                ----------
                                                                 6,448,968
                                                                ----------

PRINCIPAL                 SECURITY                              VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------
HOTELS / MOTELS (3.7%)
       $ 3,000,000 Hilton Hotels Corp., 7.375%, 06/01/02       $ 2,944,566
         2,000,000 Marriot International, Inc., 6.875%, 11/15/05 1,910,556
                                                               -----------
                                                                 4,855,122
                                                               -----------
--------------------------------------------------------------------------
INSURANCE (5.2%)
         4,000,000 AMBAC, Inc., 9.375%, 08/01/11                 4,680,600
         2,000,000 Equitable of Iowa Cos., 8.50%, 02/15/05       2,105,518
                                                               -----------
                                                                 6,786,118
                                                               -----------
--------------------------------------------------------------------------
LEISURE PRODUCTS (3.8%)
         3,000,000 Bass America, Inc., 8.125%, 03/31/02          3,078,765
         2,000,000 Rank Group Finance, 6.75%, 11/30/04           1,864,620
                                                               -----------
                                                                 4,943,385
                                                               -----------
--------------------------------------------------------------------------
MACHINERY & CAPITAL GOODS (4.2%)
         2,500,000 Atlas Copco AB, 7.75%, 09/01/09               2,465,485
         1,000,000 Clark Equipment Co., 8.00%, 05/01/23          1,010,238
         2,000,000 Worthington Industries, Inc.,
                     7.125%, 05/15/06                            1,944,236
                                                               -----------
                                                                 5,419,959
                                                               -----------
--------------------------------------------------------------------------
MISCELLANEOUS (7.9%)
         2,000,000 CSR America, Inc., 6.875%, 07/21/05           1,932,018
         4,000,000 English China Clays Delaware, Inc.,
                     7.375%, 10/01/02                            4,070,848
         3,000,000 Mayne Nickless Ltd., 6.25%, 02/01/06          2,870,856
         1,500,000 USEC, Inc., 6.625%, 01/20/06                  1,421,669
                                                               -----------
                                                                10,295,391
                                                               -----------
--------------------------------------------------------------------------
NATURAL GAS (4.6%)
         2,000,000 Consolidated Natural Gas Co.,
                     7.375%, 04/01/05                            2,011,966
         2,000,000 K.N. Energy, Inc., 6.67%, 11/01/27            1,948,520
         2,000,000 ONEOK, Inc., 7.75%, 08/15/06                  2,018,776
                                                               -----------
                                                                 5,979,262
                                                               -----------
--------------------------------------------------------------------------
OIL & GAS / EXPLORATION & PRODUCTION (0.8%)
         1,000,000 Texaco Capital, Inc., 7.75%, 02/15/33           990,158
                                                               -----------
--------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (5.0%)
         1,500,000 International Paper Co., 8.125%, 06/15/24     1,500,209
         3,000,000 ITT Rayonier, Inc., 7.50%, 10/15/02           3,060,075
         2,000,000 Willamette Industries, Inc., 7.35%, 07/01/26  2,009,818
                                                               -----------
                                                                 6,570,102
                                                               -----------
--------------------------------------------------------------------------
POLLUTION CONTROL (2.7%)
         4,000,000 Waste Management, Inc., 8.75%, 05/01/18       3,523,100
                                                               -----------
--------------------------------------------------------------------------
RAILROADS (1.5%)
         2,000,000 CSX Corp., 7.25%, 05/01/27                    2,007,594
                                                               -----------
--------------------------------------------------------------------------
RETAIL (4.6%)
         1,000,000 Dayton Hudson Co., 8.50% 12/01/22             1,031,493
         3,000,000 May Department Stores Co., 8.30%, 07/15/26    3,032,970
         2,000,000 Penney (J.C.) Co., Inc., 7.40%, 04/01/37      1,962,870
                                                               -----------
                                                                 6,027,333
                                                               -----------

14 NATIONWIDE

--------------------------------------------------------------------------------
                                OCTOBER 31, 1999

PRINCIPAL                 SECURITY                              VALUE
CORPORATE BONDS (CONTINUED)
--------------------------------------------------------------------------
SERVICES (0.7%)
       $ 1,000,000 Service Corp. International,
                     6.30%, 03/15/03                          $    858,825
                                                              ------------
--------------------------------------------------------------------------
TELECOMMUNICATIONS (2.4%)
         3,000,000 Rochester Telephone Corp.,
                     8.77%, 04/16/01                             3,088,653
                                                              ------------
--------------------------------------------------------------------------

TEXTILES / APPAREL MANUFACTURING (0.9%)
         1,075,000 VF Corp., 9.25%, 05/01/22                     1,168,401
                                                              ------------
--------------------------------------------------------------------------
UTILITIES / ELECTRIC (4.2%)
         3,000,000 Montana Power Co., 7.00%, 03/01/05            2,974,203
         2,500,000 Northwestern Corp., 7.10%, 08/01/05           2,501,623
                                                              ------------
                                                                 5,475,826
                                                              ------------
TOTAL CORPORATE BONDS (cost $114,543,235)                      110,911,936
                                                              ------------


PRINCIPAL                 SECURITY                              VALUE
U.S. GOVERNMENT OBLIGATIONS (10.9%)
--------------------------------------------------------------------------
GOVERNMENT-SPONSORED MORTGAGE-BACKED OBLIGATIONS (0.5%)

         116,198  FHLMC-GNMA 29X, 6.75%, 02/25/23                  109,794
         232,396  FHLMC-GNMA 29Z, 6.75%, 04/25/24                  205,693
         353,987  FNMA REMIC Series15-G, 7.00%,
                    04/25/20                                       354,935
                                                              ------------
TOTAL GOVERNMENT-SPONSORED MORTGAGE-BACKED
OBLIGATIONS (COST $682,621)                                        670,422
                                                              ------------
--------------------------------------------------------------------------
GOVERNMENT-TREASURY (10.4%)
         11,500,000 U.S. Treasury Bond, 8.125%, 08/15/19
                       (cost $13,569,306)                       13,544,838
                                                              ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (cost $682,621)                                14,215,260
                                                              ------------

SHORT-TERM DEBT (2.3%)
--------------------------------------------------------------------------

         2,926,000 Sysco Corp., 5.35%, 11/01/99
                     (cost $2,926,000)                           2,926,000
                                                              ------------

TOTAL INVESTMENTS (cost $132,789,861)                         $129,124,626
                                                              ============

--------------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
         FHLMC    Federal Home Loan Mortgage Corp.
         FNMA     Federal National Mortgage Association
         GNMA     Government National Mortgage Association
         REMIC    Real Estate Mortgage Investment Conduit

COST FOR FEDERAL INCOME TAX PURPOSES: $133,022,398.
PORTFOLIO HOLDING PERCENTAGES REPRESENT MARKET VALUE AS A PERCENTAGE OF NET ASSETS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NATIONWIDE 15

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------
TAX-FREE INCOME FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

         The total return for the Nationwide Tax-Free Income Fund (Class D) for the 12-month period ended October 31, 1999 was -3.21%*, compared to -1.78% for the Lehman Brothers Municipal Bond Index.

         Yields were higher across the yield curve and the bond markets in general produced negative returns. By maintaining a longer duration than the index over the past year, the Fund underperformed the index as interest rates trended higher. Rising interest rates coupled with weakened demand from its two major institutional purchasers, property and casualty insurance companies and municipal bond mutual funds, created a volatile period for the municipal bond market.

         Municipal bond demand was strongest from individuals, while the demand from the institutional buyers was relatively anemic. The fixed income markets had a continuing positive tone in the aftermath of the Federal Reserve's announcement that it was reassuming a neutral policy stance after having increased rates 25 basis points in June and again in August. However, institutional selling pressure began to pick up during the month of August, as the property and casualty insurance companies began to seek higher returns from taxable bonds. Since the profitability results were uniformly disappointing for property and casualty companies, demand for municipal bonds remained soft. Municipal bond mutual funds also witnessed weakened demand from individuals since April, when they began to seek higher returns through direct purchase of municipal bonds. This also resulted in increased fund redemption. Bond funds used this weakened environment to lock in losses through tax swapping. In this instance, funds focused on swapping out of bonds with short calls and lower coupons into new issues with strong call protection. As September rolled around, the market continued to struggle in the face of heavier new issue supply and continued reduced demand from the key institutional sectors. However, at the end of October, the markets received positive economic data that calmed inflationary fears and reflected slower growth in the economy. As a result, investors began to return to the municipal bond market and prices began to increase.

         Municipal bond investors should continue with caution as we expect to see reduced demand from investors until municipal bonds become cheap enough to represent relative value as an investment option. Municipal bonds generally become compelling as an asset class when their price as a percentage of Treasuries is more than 95% on the long end of the yield curve. Historically, investors who purchase municipal bonds when this relationship occurs are rewarded in the future. Fund management will maintain a long-term view, continue to monitor market developments and make appropriate adjustments in portfolio holdings as needed. The Nationwide Tax-Free Income Fund has a duration of 8.0 years, while the benchmark, the Lehman Brothers Municipal Bond Index, has a duration of 7.2 years.


ALPHA L. BENSON, MBA

* PERFORMANCE WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS
  REINVESTED.

FUND VALUE $232,399,211

PORTFOLIO COMPOSITION
(Subject to Change)

Other assets less liabilities 0.6%
Municipal Securities 99.4%



AVERAGE ANNUAL (COMPOUND) TOTAL RETURN +
(For Years Ended October 31, 1999)

         CLASS A*          CLASS B*         CLASS D
YEARS    w/O SC** w/SC(1) w/O SC** w/SC(2) w/O SC**  w/SC(1)
---------------------------------------------------------------
   1     -3.26%   -7.61%   -4.02%  -8.61%   -3.21%   -7.56%
---------------------------------------------------------------
   5      6.10%    5.13%    5.90%   5.58%    6.16%    5.19%
---------------------------------------------------------------
  10      6.13%    5.64%    6.03%   6.03%    6.16%    5.67%
---------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
         * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding the effect of the 0.25% (Class A) or 0.85% (Class B) 12b-1 fee. Had Class A or B been in existence for the time periods presented, the Fund's performance for such classes would have been lower as a result of the additional expenses.


         **These returns do not reflect the effects of a sales charge.

       (1) A 4.50% front-end sales charge was deducted.
       (2) A 5.00% contingent deferred sales charge (CDSC) was deducted.
           The CDSC declines to 0% after 6 years.
         + See legend on inside back cover.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

FUND PERFORMANCE - CLASS D SHARES


          Fund     LBMBI     CPI

1989    $  9,550   $ 10,000  $ 10,000
1990    $ 10,055   $ 10,742  $ 10,637
1991    $ 11,253   $ 12,050  $ 10,940
1992    $ 12,061   $ 13,062  $ 11,299
1993    $ 14,107   $ 14,900  $ 11,610
1994    $ 12,874   $ 14,250  $ 11,920
1995    $ 14,761   $ 16,366  $ 12,247
1996    $ 15,544   $ 17,299  $ 12,614
1997    $ 16,745   $ 18,759  $ 12,876
1998    $ 20,264   $ 13,068
1999    $ 19,904   $ 13,402

Comparative performance of $10,000 invested in the Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)* and the Consumer Price Index
(CPI)** over a 10-year period ended 10/31/99. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
         * The LBMBI consists of investment-grade tax-exempt bonds and includes securities with at least one year to maturity and at least $100 million in par value outstanding.
         **The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16 NATIONWIDE

STATEMENT OF INVESTMENTS NATIONWIDE(R) TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 1999

PRINCIPAL           SECURITY                                     VALUE
LONG-TERM MUNICIPAL SECURITIES (99.4%)
----------------------------------------------------------------------------
ALABAMA (7.6%)
$ 2,715,000 Alabama Housing Finance Authority
              Single-Family Mortgage Revenue Bonds,
              (Collateralized Home Mortgage Revenue
              Bond Program), Series 1996-D,
              6.00%, 2016                                       $  2,741,987
  2,000,000 Birmingham, Alabama General
              Obligation Unlimited Tax Refunding
              Revenue Bonds, Series 1992-B,
              6.25%, 2016                                          2,063,320
  1,100,000 Birmingham, Alabama General
              Obligation Unlimited Tax Parking
              Warrants, Series 1995-A,
              5.90%, 2018                                          1,105,907
  2,480,000 Birmingham, Alabama Water
              Works & Sewer Board Refunding
              Revenue Bonds, Series 1992,
              6.125%, 2012                                         2,605,934
  3,500,000 Birmingham, Alabama Water & Sewer
              Revenue Warrants, Series 1998-A,
              4.75%, 2029                                          2,794,925
  2,500,000 Huntsville, Alabama General Obligation
              Limited Tax Warrants, Series 1992-A,
              6.00%, 2012                                          2,570,575
  3,000,000 Jefferson County, Alabama Sewer
              Capital Improvement Revenue Warrants,
              Series A, 5.125%, 2029                               2,584,620
  1,500,000 Jefferson County, Alabama Sewer Capital
              Improvement Revenue Warrants, Series A,
              5.00%, 2033                                          1,243,980
                                                                ------------
                                                                  17,711,248
                                                                ------------
----------------------------------------------------------------------------
ARIZONA (1.9%)
  1,800,000   Mesa, Arizona Industrial Development
                Authority Revenue Bonds, (Discovery
                Health Systems), Series A, 5.625%, 2029            1,700,424
  2,500,000   Salt River Project Agricultural
                Improvement & Power District, Arizona
                Electric System Revenue Bonds,
                Series 1992-C, 6.20%, 2012                         2,618,600
                                                                 -----------
                                                                   4,319,024
                                                                 -----------
----------------------------------------------------------------------------
COLORADO (2.0%)
     340,000  Colorado Housing Finance Authority
                Single-Family Housing Revenue Refunding
                Bonds, Series 1991-A, 7.15%, 2014                    352,835
   3,000,000  Denver, Colorado City & County Airport
                Revenue Bonds, Series B, 5.00%, 2025               2,561,460
   1,900,000  Denver, Colorado City & County Airport
                Revenue Bonds, Series D, 5.50%, 2025               1,766,145
                                                                 -----------
                                                                   4,680,440
                                                                 -----------
----------------------------------------------------------------------------
CONNECTICUT (1.9%)
     4,115,000 Connecticut Housing Finance Authority
                 Housing Mortgage Finance Program
                 Bonds, Series 1992-B, 6.70%, 2012                 4,336,305
                                                                 -----------
----------------------------------------------------------------------------
DISTRICT OF COLUMBIA (1.0%)
     2,500,000 District of Columbia General Obligation Unlimited
                 Bonds, Series A, 5.50%, 2029                      2,211,625
                                                                 -----------


PRINCIPAL           SECURITY                                     VALUE
LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
----------------------------------------------------------------------------
Florida (1.5%)
   $ 2,400,000 Jacksonville, Florida Electric Authority Bulk
                 Power Revenue Bonds, (Scherer 4 Project),
                 Issue 1, Series 1991-A, 7.00%, 2012             $ 2,502,362
     1,000,000 Jacksonville, Florida Health Facilities
                 Authority Hospital Revenue Bonds,
                 (Charity Obligation Group), Series C,
                 5.375%, 2023                                        929,580
                                                                 -----------
                                                                   3,431,942
                                                                 -----------
----------------------------------------------------------------------------
GEORGIA (2.5%)
     1,000,000 Georgia Local Government Certificates of
                 Participation Grantor Trust, Series 1998-A,
                 4.75%, 2028                                         815,980
     2,750,000 Georgia Municipal Electric Authority Power
                 Revenue Bonds, Series 1991-V,
                 6.60%, 2018                                       2,880,515
       660,000 Georgia Residential Financial Authority, Home
                 Ownership Mortgage Revenue Bonds,
                 Series A, 7.50%, 2017                               686,037
     1,500,000 Georgia Private Colleges & Universities
                 Authority, Revenue Refunding Bonds,
                 (Mercer University Project), Series A,
                 5.25%, 2025                                       1,322,460
                                                                 -----------
                                                                   5,704,992
                                                                 -----------
----------------------------------------------------------------------------
ILLINOIS (8.2%)
      3,050,000 Chicago Park District, Illinois General Obligation
                  Unlimited Tax Park Bonds, Series 1996,
                  5.60%, 2021                                      2,845,436
      1,000,000 Cook County, Illinois Capital Improvement
                  General Obligation Unlimited Bonds,
                  Series A, 5.00%, 2028                              823,020
      1,750,000 Illinois Developmental Finance Authority
                  Revenue Bonds, (Adventist Health
                  Systems / Sunbelt Obligation),
                  5.50%, 2020                                      1,493,433
      3,000,000 Illinois Developmental Finance Authority
                  Revenue Bonds, (Adventist Health
                  Systems / Sunbelt Obligation),
                  5.65%, 2024                                      2,567,970
      2,185,000 Illinois Educational Facility Authority
                  Revenue Bonds, (Loyola University),
                  Series 1991-A, 7.125%, 2021                      2,324,578
      1,000,000 Illinois Housing Development Authority,
                  Homeowner Mortgage Revenue Bonds,
                  Series 1994-A-1, 6.45%, 2017                     1,022,040
      2,500,000 Illinois State Building, Illinois Sales Tax
                  Revenue Bonds, Series V, 6.375%, 2017            2,640,875
      3,000,000 Illinois State General Obligation Unlimited
                  Tax Bonds, Series 1994, 5.80%, 2019              2,934,540
      1,500,000 Metropolitan Pier & Exposition Authority,
                  Illinois Dedicated State Tax Revenue Bonds,
                  (McCormick Place Expansion Project),
                  5.50%, 2024                                      1,388,520
      1,000,000 Palatine, Illinois Corporate Purpose General
                  Obligation Unlimited Tax Bonds, Series 1985,
                  9.90%, 2016                                      1,028,340
                                                                 -----------
                                                                  19,068,752
                                                                 -----------

                                                                   NATIONWIDE 17

--------------------------------------------------------------------------------
                                OCTOBER 31, 1999

PRINCIPAL           SECURITY                                     VALUE
LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
----------------------------------------------------------------------------
INDIANA (3.0%)
$ 5,335,000 Indiana State Toll Road Commission East-West
              Toll Road Revenue Bonds, Series 1980,
              9.00%, 2015                                       $  7,059,858
                                                                ------------
----------------------------------------------------------------------------
KANSAS (0.7%)
  1,500,000 Wichita, Kansas Hospital Revenue Refunding
              Bonds, (Facilities Improvements Series XI),
              6.75%, 2019*                                         1,540,395
                                                                ------------
----------------------------------------------------------------------------
KENTUCKY (1.5%)
  3,250,000 Jefferson County, Kentucky Jewish Hospital
              Healthcare Services Health Facilities
              Revenue Bonds, (Jewish Hospital, Inc.),
              Series 1995, 6.50%, 2015                             3,397,063
                                                                ------------
----------------------------------------------------------------------------
MASSACHUSETTS (1.7%)
  2,525,000 Massachusetts State General Obligation
              Unlimited Tax Bonds, (Consolidated Loan),
              Series 1992-B, 6.50%, 2013                           2,677,258
  1,700,000 Massachusetts State Health and Educational
              Facilities Authority, Southcoast Health
              Systems Revenue Bonds,
              Series A, 4.75%, 2027                                1,354,696
                                                                ------------
                                                                   4,031,954
                                                                ------------
----------------------------------------------------------------------------
MICHIGAN (4.5%)
  1,625,000 Cheboygan, Michigan Area Schools Unrefunded
              Balance General Obligation Unlimited
              Bonds, 5.60%, 2021                                   1,543,149
  3,500,000 Michigan State General Obligation Unlimited
              Tax Bonds, (Environmental Protection
              Program), Series 1992, 6.25%, 2012                   3,736,215
  1,000,000 Michigan State Hospital Finance Authority
              Refunding Revenue Bonds, (Henry Ford
              Health), Series A, 5.25%, 2020                         860,600
  1,500,000 Michigan State Hospital Finance Authority
              Refunding Revenue Bonds, (Henry Ford Health),
              Series A, 6.00%, 2024                                1,405,965
  2,000,000 Michigan State Hospital Finance Authority
              Revenue Bonds, (Ascension Health Credit),
              Series A, 5.75%, 2018*                               1,952,240
  1,150,000 University of Michigan Higher Education
              Housing Revenue Bonds, Series 1996-A,
              5.125%, 2015                                         1,076,193
                                                                ------------
                                                                  10,574,362
                                                                ------------
----------------------------------------------------------------------------
MINNESOTA (2.2%)
  1,880,000 Minnesota Housing Finance Agency Rental Housing
              Revenue Bonds, Series 1995-D,
              5.90%, 2015                                          1,889,400
  3,095,000 Minnesota State Housing Finance Agency
              Single-Family Mortgage Revenue Bonds,
              Series 1994-K, 6.40%, 2015                           3,165,937
                                                                ------------
                                                                   5,055,337
                                                                ------------


PRINCIPAL           SECURITY                                     VALUE
LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
----------------------------------------------------------------------------
MISSOURI (0.9%)
$ 2,000,000 Missouri State Environmental Improvement &
              Energy Resources Authority Water Pollution
              Control Revenue Bonds, 6.55%, 2014                $  2,108,680
                                                                ------------
----------------------------------------------------------------------------
NEBRASKA (2.3%)
  5,000,000 Nebraska Public Power District, Power Supply
              System Revenue Bonds, Series 1993,
              6.125%, 2015                                         5,317,350
                                                                ------------
----------------------------------------------------------------------------
NEW HAMPSHIRE (0.6%)
  1,500,000 New Hampshire State Turnpike Systems
              Revenue Refunding Bonds, 5.34%, 2020                 1,437,210
                                                                ------------
----------------------------------------------------------------------------
NEW JERSEY (0.9%)
  1,000,000 New Jersey State Transportation Trust Fund
              Authority, Transportation Systems Revenue
              Bonds, Series A, 5.75%, 2017                           982,380
  1,000,000 New Jersey Turnpike Authority, Turnpike
              Revenue Bonds, Series 1991-C,
              6.50%, 2016                                          1,054,450
                                                                ------------
                                                                   2,036,830
                                                                ------------
----------------------------------------------------------------------------
NEW MEXICO (1.0%)
  2,500,000 Bernalillo County, New Mexico Gross Receipts
              Tax Revenue Bonds, 5.25%, 2026                       2,260,225
                                                                ------------
----------------------------------------------------------------------------
NEW YORK (0.4%)
  1,000,000 New York Local Government Assistance
              Corporation Revenue Refunding Bonds,
              Series 1993-E, 6.00%, 2014                           1,022,690
                                                                ------------
----------------------------------------------------------------------------
NORTH CAROLINA (7.3%)
    425,000 Charlotte-Mecklenburg Hospital Authority,
              North Carolina Health Care Systems Revenue
              Bond, Series 1992, 6.25%, 2020                         424,422
  1,000,000 Cummberland County, North Carolina
              Hospital Facilities Revenue Bonds,
              (Cummberland County Hospital
              Systems, Inc.), 5.25%, 2019                            878,430
  1,460,000 North Carolina Housing Finance Agency
              Multi-Family Revenue Refunding Bonds,
              Series H, 5.95%, 2021                                1,462,759
  2,185,000 North Carolina Housing Finance Agency
              Single-Family Revenue Bonds, Series GG,
              5.90%, 2013                                          2,202,218
  1,940,000 North Carolina Housing Finance Agency
              Single-Family Revenue Bonds, Series AA,
              6.25%, 2017                                          1,971,409
  1,291,000 North Carolina Housing Finance Agency
              Single-Family Revenue Bonds, Series J,
              7.40%, 2022                                          1,320,306
  1,070,000 North Carolina Housing Finance Agency
              Single-Family Revenue Bonds, Series N,
              7.40%, 2028                                          1,103,416
  2,500,000 North Carolina Medical Care Commission
              Hospital Revenue Bonds, (Firsthealth of
              the Carolinas), 4.75%, 2026                          1,978,550

18 NATIONWIDE

--------------------------------------------------------------------------------
                                OCTOBER 31, 1999

PRINCIPAL           SECURITY                                     VALUE
LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
----------------------------------------------------------------------------
NORTH CAROLINA (continued)
$ 4,300,000 North Carolina Medical Care Commission
              Hospital Revenue Bonds, (Gaston Health
              Care), 5.00%, 2029                                $  3,487,773
  2,000,000 North Carolina Medical Care Commission
              Hospital Revenue Refunding Bonds,
              (North Carolina Baptist Hospitals Project),
              Series 1992 A, 6.375%, 2014                          2,051,100
                                                                ------------
                                                                  16,880,383
                                                                ------------
----------------------------------------------------------------------------
OHIO (1.8%)
  1,100,000 Franklin County, Ohio Hospital Refunding &
              Improvement Revenue Bonds,
              (The Children's Hospital Project),
              Series 1996-A, 5.75%, 2020                           1,028,698
  1,000,000 Hamilton, Ohio City School District General
              Obligation Bonds, Series A, 5.50%,  2019               944,130
  2,000,000 Ohio Turnpike Commission, Turnpike Revenue
              Bonds, Series 1996-A, 5.70%, 2017                    2,118,320
                                                                ------------
                                                                   4,091,148
                                                                ------------
----------------------------------------------------------------------------
PENNSYLVANIA (3.4%)
  1,500,000 Pennsylvania Housing Finance Agency Rental
              Housing Refunding Revenue Bonds,
              Issue 1992, 6.25%, 2007                              1,550,790
  4,055,000 Pennsylvania Housing Finance Agency Rental
              Housing Refunding Revenue Bonds,
              Issue 1992, 6.40%, 2012                              4,208,603
  2,000,000 Pennsylvania State Turnpike Commission, Oil
              Franchise Tax Revenue Bonds, Series A,
              6.00%, 2014                                          2,150,580
                                                                ------------
                                                                   7,909,973
                                                                ------------
----------------------------------------------------------------------------
SOUTH CAROLINA (7.3%)
  4,980,000 Charleston, South Carolina Waterworks &
              Sewer System Refunding & Capital
              Improvement Revenue Bonds,
              Series 1991, 6.00%, 2018                             5,072,230
  2,610,000 Greenville, South Carolina Hospital
              Facilities, Hospital Systems Revenue Bonds,
              Series B, 5.25%, 2017                                2,349,391
  3,075,000 South Carolina State Housing Finance &
              Development Authority Homeownership
              Mortgage Purchase Bonds,
              Series 1994-A, 6.375%, 2016                          3,196,278
  1,500,000 South Carolina State Housing Finance &
              Development Authority Multi-Family
              Development Revenue Refunding Bonds,
              Series 1992-A, 6.875%, 2023                          1,566,075
  1,000,000 South Carolina State Public Service Authority,
              Revenue Bonds, Series A, 5.50%, 2022                   936,650
  3,000,000 South Carolina Transportation Infrastructure
              Revenue Bonds, Series A, 5.375%, 2024                2,758,860
  1,000,000 Spartanburg, South Carolina Water System
              Revenue Bonds, Series 1996, 6.10%, 2021              1,068,470
                                                                ------------
                                                                  16,947,954
                                                                ------------

PRINCIPAL           SECURITY                                     VALUE
LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
----------------------------------------------------------------------------
TENNESSEE (2.1%)
$ 1,125,000 Nashville & Davidson County, Tennessee
              Health & Educational Facilities Revenue
              Bonds, (Meharry Medical College HEW
              Collateralized), Series 1979,
              7.875%, 2004                                      $  1,206,551
  4,200,000 Shelby County, Tennessee Health
              Educational & Housing Facilities Board
              Revenue Bonds, (St. Judes Childrens
              Research), 5.375%, 2024                              3,764,376
                                                                ------------
                                                                   4,970,927
                                                                ------------
----------------------------------------------------------------------------
TEXAS (16.4%)
  2,325,000 Beaumont Independent School District, Texas
              General Obligation Unlimited Tax School
              Building Bonds, Series 1996, 5.00%, 2016             2,100,312
  1,300,000 Collin County, Texas Permanent Improvement
              General Obligation Limited Tax Bond,
              Series A, 5.50%, 2019                                1,237,392
  2,000,000 Comal Independent School District, Texas
              General Obligation Unlimited Tax
              School Building and Refunding Bonds,
              5.625%, 2019                                         1,917,900
  2,300,000 Fort Bend Independent School District, Texas,
              General Obligation Unlimited Tax Bonds,
              Series 1996, 5.00%, 2018                             2,289,052
  1,350,000 Fort Worth, Texas General Obligation Limited
              Tax Bonds, 5.625%, 2017                              1,319,692
  1,000,000 Gulf Coast Waste Disposal Authority,
              Texwaste Disposal Revenue Bonds, (Valero
              Energy Corp. Project), 5.70%, 2032                     870,600
  5,325,000 Harris County, Texas Health Facilities
              Development Corporation Revenue
              School Health Care Systems,
              Series B, 5.75%, 2027                                5,146,186
  2,500,000 Houston Independent School District, Texas
              General Obligation Limited Tax School
              House Refunding Bonds, Series 1997,
              5.375%, 2017                                         2,369,100
  7,000,000 Houston Independent School District, Texas
              General Obligation Limited Tax School
              House Refunding Bonds,
              Series A, 4.75%, 2026                                5,698,000
  1,000,000 Houston, Texas Water & Sewer Junior Lien
              Revenue Refunding Bonds, Series 1991-C,
              6.375%, 2017                                         1,037,800
  1,245,000 Lower Colorado River Authority, Texas Junior
              Lien Refunding Revenue Bonds, Escrowed
              Series 1992, 6.00%, 2017                             1,281,117
    515,000 Lower Colorado River Authority, Texas Junior
              Lien Refunding Revenue Bonds,
              Unrefunded Series 1992, 6.00%, 2017                    531,562
    650,000 Lower Colorado River Authority, Texas Junior
              Lien Refunding Revenue Bonds,
              Unrefunded Series 1992, 6.00%, 2017                    653,198
  1,250,000 Port Corpus Christi, Texas, Industrial
              Development Corporation Revenue
              Refunding Bonds, (Valero Energy Corp.),
              Series 1998-A, 5.45%, 2027                           1,071,488

                                                                   NATIONWIDE 19

                                OCTOBER 31, 1999

PRINCIPAL           SECURITY                                     VALUE
LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
----------------------------------------------------------------------------
TEXAS (continued)
$ 2,000,000 Texas A&M University System Board
              of Regents, Revenue Financing System
              Bonds, Series 1996, 5.375%, 2014                  $  1,926,140
  1,810,000 Texas State Water Development Board State
              Revolving Fund Senior Lien Revenue Bonds,
              Program Series 1997 A, 5.25%, 2019                   1,644,132
  1,000,000 Texas State Water Development Board State
              Revolving Fund Senior Lien Revenue Bonds,
              Series B, 5.00%, 2019                                  871,460
  2,415,000 Texas State Water Development, General
              Obligation Limited Tax Bonds, Series 1994,
              6.90%, 2017                                          2,561,542
    760,000 Texas State Water Development, General
              Obligation Limited Tax Bonds, Series 1994,
               6.90%, 2017                                           829,616
  2,655,000 Weatherford Independent School District,
              Texas, General Obligation Unlimited Tax
              School Building and Refunding Bonds,
              Series 1994, 6.50%, 2015                             2,867,028
                                                                ------------
                                                                  38,223,317
                                                                ------------
----------------------------------------------------------------------------
UTAH (0.4%)
  1,000,000 Utah State Housing Finance Agency
              Multi-Family Housing Revenue Refunding
              Bonds, (Cottonwoods Apartment Project),
              Issue 1995, 6.30%, 2015                              1,019,380
                                                                ------------
----------------------------------------------------------------------------
VIRGINIA (6.9%)
    940,000 Fairfax County, Virginia Water Authority
              Water Refunding Revenue Bonds,
              Series 1992, 6.00%, 2022                               944,803
  1,545,000 Henrico County, Virginia Water and Sewer
              System Refunding Revenue Bonds,
              Series 1994, 5.875%, 2014                            1,641,562
  1,205,000 Henrico County, Virginia Water and Sewer
              System Refunding Revenue Bonds,
              Series 1994, 5.875%, 2014                            1,224,605
  1,000,000 Virginia Housing Development Authority
              Commonwealth Mortgage Revenue Bonds,
              Series B-2, 6.50%, 2010                              1,027,340
  1,080,000 Virginia Housing Development Authority
              Commonwealth Mortgage Revenue Bonds,
              Series 1995-D-1, 5.95%, 2013                         1,083,132
  2,900,000 Virginia Housing Development Authority
              Commonwealth Mortgage Revenue Bonds,
              Subseries C-7, 6.30%, 2015                           2,938,019
  1,000,000 Virginia Housing Development Authority
              Commonwealth Mortgage Revenue Bonds,
              Series 1995-B-3, 6.35%, 2015                         1,016,500
  1,930,000 Virginia Housing Development Authority
              Commonwealth Mortgage Revenue Bonds,
              Series 1995-B-3, 6.35%, 2016                         1,961,845
  2,000,000 Virginia Housing Development Authority
              Commonwealth Mortgage Revenue Bonds,
              Series 1992-A, 7.10%, 2022                           2,046,660


PRINCIPAL           SECURITY                                     VALUE
LONG-TERM MUNICIPAL SECURITIES (CONTINUED)
----------------------------------------------------------------------------
VIRGINIA (CONTINUED)
$ 2,000,000 Virginia Public School Authority School
              Financing Revenue Bonds, (1991 Resolution),
              Series 1994-A, 6.20%, 2013                        $  2,087,880
                                                                ------------
                                                                  15,972,346
                                                                ------------
----------------------------------------------------------------------------
WASHINGTON (5.1%)
  6,405,000 Central Pugent Sound, Washington Regional
              Transit Authority Sales Tax & Motor Bonds,
              4.75%, 2028                                          5,158,267
  4,000,000 Seattle, Washington Water System Revenue
              Bonds, 5.375%, 2029                                  3,610,880
  3,500,000 Washington State Motor Vehicle Fuel Tax
              General Obligation Unlimited Tax Bonds,
              Series 1997-D, 5.375%, 2022                          3,201,065
                                                                ------------
                                                                  11,970,212
                                                                ------------
----------------------------------------------------------------------------
WISCONSIN (2.4%)
  1,000,000 Wisconsin Housing and Economic Development
              Authority, Home Ownership Revenue Bonds,
              Series A, 5.65%, 2010                                1,011,890
  2,000,000 Wisconsin State General Obligation Unlimited
              Tax Bonds, Series 1992-A, 6.30%, 2011                2,087,880
  2,500,000 Wisconsin State Transportation Revenue
              Bonds, Series A, 5.50% 2012                          2,585,850
                                                                ------------
                                                                   5,685,620
                                                                ------------
TOTAL MUNICIPAL SECURITIES (COST $232,961,669)                  $230,977,542
                                                                ============

----------------------------------------------------------------------------
Cost for Federal income tax purposes: $233,026,827.
*Denotes when-issued security.
Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

Distribution of investments, as a percentage of total investment in securities at value, is as follows:
----------------------------------------------------------------------------
           INDUSTRY                        PERCENT %           MKT. VALUE

County/City School Districts                 8.0%              $18,784,541
Education                                    4.8%               11,036,077
Electric Utilities                           6.2%               14,255,475
Hospitals                                   14.2%               32,698,347
Housing                                     19.4%               44,881,161
Miscellaneous                                7.4%               17,091,709
Political Subdivision - Cities/Counties      5.5%               12,675,231
States, Territories and Possessions          7.8%               18,028,116
Transportation                              13.8%               31,845,005
Water, Sewer and Combined Utilities         12.9%               29,681,880
                                           ------             ------------
                                           100.0%             $230,977,542
                                           ======             ============

20 NATIONWIDE

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------

LONG-TERM U.S. GOVERNMENT
BOND FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

         The total return for the Nationwide Long-Term U.S. Government Bond Fund (Class D) for the 12 month period ended October 31, 1999, was -2.39%*, compared to -1.20% for the Merrill Lynch Government Master Index.
         The last 12 months have been difficult for bond investors. By maintaining a longer duration than the index over the past year, the Fund performed the index as interest rates trended higher. The Federal Reserve's decision to tighten was initially characterized as reversing the 1998 easing policy to contain the Asian crisis. Further tightening was done to prevent potential inflation as the U.S. economy continued to exhibit strength. Yields on long-term Treasuries have risen by 1.00%-1.50% over the period.
         The rising interest rate environment has obscured the fundamental value available in the U.S. Government market. From a historical perspective, the current yields available are attractive. For example, 10-year Agency bonds can be purchased at an additional yield of 0.70% above Treasuries, which is nearly double the level at which identical bonds could be purchased in July 1998.
         Although it has been a difficult period for long-term investors, the correction appears close to ending. Even if the Federal Reserve was to raise rates one or two more times, the long end of the yield can perform well since inflation expectations would diminish. The Fund maintains its exposure in this longer maturity part of the yield curve market with nearly 50% of assets invested here.
         When I become convinced the correction in interest rates is over, I plan to deploy the remaining cash reserves and sell the short duration mortgage-backed positions in favor of intermediate positions. The combination of these moves should allow for shareholders to benefit from future decreases in interest rates.

         The Fund continues to be invested in sectors of the Government Agency and mortgage-backed markets perceived to be undervalued. Approximately 20% of portfolio assets are invested in the mortgage-backed market, 49% is invested in Government Agencies, and 25% in U.S. Treasuries.


GARY R. HUNT, MBA, CFA
* Performance without sales charge and assuming all distributions reinvested.

FUND VALUE $36,033,145

PORTFOLIO COMPOSITION
(Subject to Change)


Repurchase Agreement 6.1%

U.S. Government Obligations 93.0%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
(For Periods Ended October 31, 1999)

         CLASS A*              CLASS B*             CLASS D
YEARS    w/O SC**   w/SC(1)    w/O SC**   w/SC(2)   w/O SC**   w/SC(1)
----------------------------------------------------------------------------
  1       -2.63%   -7.01%     -3.15%      -7.77%     -2.39%     -6.78%
----------------------------------------------------------------------------
  5        7.59%    6.61%      7.40%       7.09%      7.67%      6.68%
----------------------------------------------------------------------------
  10       7.69%    7.19%      7.59%       7.59%      7.72%      7.23%
----------------------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
         * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding the effect of the 0.25% (Class A) or 0.85% (Class B) 12b-1 fee. Had Class A or B been in existence for the time periods presented, the Fund's performance for such classes would have been lower as a result of the additional expenses.

         **  These returns do not reflect the effects of a sales charge.
         (1)   A 4.50% front-end sales charge was deducted.
         (2)   A 5.00% contingent deferred sales charge (CDSC) was deducted.
             The CDSC declines to 0% after 6 years.
         +   See legend on inside back cover.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

FUND PERFORMANCE - CLASS D SHARES

              FUND                MLGMI               CPI
1989         $ 9,550             $10,000            $10,000
1990         $10,211             $10,594            $10,637
1991         $11,870             $12,145            $10,940
1992         $13,167             $13,401            $11,299
1993         $14,584             $15,144            $11,610
1994         $13,891             $14,489            $11,920
1995         $16,208             $16,722            $12,247
1996         $17,020             $17,565            $12,614
1997         $18,524             $19,089            $12,876
1998         $20,590             $21,253            $13,068
1999         $20,098             $20,999            $13,402

Comparative performance of $10,000 invested in the Long-Term U.S. Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/99. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
         * The MLGMI consists of U.S. Treasury notes and bonds with one or more years remaining to final maturity and at least $1 billion in face value outstanding, and US. agencies with one or more years remaining to final maturity and at least $100 million in face value outstanding.
         **The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                                   NATIONWIDE 21

STATEMENT OF INVESTMENTS NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 1999

PRINCIPAL           SECURITY                                     VALUE
U.S. GOVERNMENT SPONSORED AND AGENCY
OBLIGATIONS (93.0%)
----------------------------------------------------------------------------
GOVERNMENT - MORTGAGE-BACKED (68.5%)
$ 4,000,000 FHLMC, 6.80%, 08/22/05                              $  4,052,104
  2,000,000 FHLMC, 6.75%, 05/30/06                                 2,016,456
  2,000,000 FHLMC, 6.22%, 03/18/08                                 1,899,330
  5,000,000 Resolution Funding STRIPS,
              0.00%, 07/15/13                                      1,994,540
  2,000,000 FHLMC REMIC Series 1313-G,
              7.25%, 06/15/07                                      2,017,946
  1,093,291 FHLMC REMIC Series 31-E,
              7.55%, 05/15/20                                      1,101,163
  2,000,000 FHLMC REMIC Series 2122-QR,
              6.25%, 01/15/28                                      1,850,398
  1,971,560 FNMA Pool 380488, 6.10%, 07/01/08                      1,854,315
  1,983,396 FNMA Pool 381019, 6.27%, 12/01/08                      1,913,136
  1,834,292 FNMA Pool 381146, 6.04%, 01/01/09                      1,714,470
  1,971,611 FNMA Pool 380311, 6.30%, 05/01/13                      1,877,983
  2,373,270 FNMA REMIC Series 126-VB,
              8.00%, 07/25/02                                      2,408,955
                                                                ------------
TOTAL GOVERNMENT - MORTGAGE-BACKED
           (cost $24,965,875)                                     24,700,796
                                                                ------------
----------------------------------------------------------------------------
GOVERNMENT - TREASURY (24.5%)
  2,000,000 U.S. Treasury Note, 10.00%, 05/15/10                   2,338,124
  5,500,000 U.S. Treasury Bond, 8.125%, 08/15/19                   6,477,966
                                                                ------------
TOTAL GOVERNMENT - TREASURY                                        8,816,090
           (cost $9,066,327)                                    ------------
TOTAL U.S. GOVERNMENT SPONSORED AND
AGENCY OBLIGATIONS
           (cost $34,042,202)                                     33,516,886
                                                                ------------


PRINCIPAL           SECURITY                                     VALUE
REPURCHASE AGREEMENT (6.1%)
----------------------------------------------------------------------------
$ 2,200,000 Fifth Third Bank 5.06%, 11/01/99,
               Collateralized by $2,244,000 FHLMC Gold
               Pool #E00570, 6.00%, 09/01/13, market
               value $2,200,000 (cost $2,200,000)               $  2,200,000
                                                                ------------
TOTAL INVESTMENTS (cost $36,242,202)                            $ 35,716,886
                                                                ============

----------------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
         FHLMC    Federal Home Loan Mortgage Corp.
         FNMA     Federal National Mortgage Association
         REMIC    Real Estate Mortgage Investment Conduit
         STRIPS   Separate Trading of Registered Interest and Principal
                     Securities

COST ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES.

PORTFOLIO HOLDING PERCENTAGES REPRESENT MARKET VALUE AS A PERCENTAGE OF NET ASSETS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


22 NATIONWIDE

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------

INTERMEDIATE U.S. GOVERNMENT
BOND FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

           The total return for the Nationwide Intermediate U.S. Government Bond Fund (Class D) for the 12 month period ended October 31, 1999, was -0.93%*, compared to -1.20% for the Merrill Lynch Government Master Index.
           The last 12 months have been difficult for bond investors. By maintaining a shorter duration than the index over the past year, the Fund outperformed the index as interest rates trended higher. The Federal Reserve's decision to tighten was initially characterized as reversing the 1998 easing policy to contain the Asian crisis. Further tightening was done to prevent potential inflation as the U.S. economy continued to exhibit strength. Bonds have been especially hard hit across the entire yield curve and intermediate bonds were not spared, as the five-year Treasury yields have risen nearly 1.75% over the period.
           The rising interest rate environment has obscured the fundamental value available in the U.S. Government market. From a historical perspective, the current yields available are attractive. For example, 10-year Agency bonds can be purchased at a yield of 0.70% above Treasuries, which is nearly double the level the identical bonds could be purchased in July 1998.
           During the past year I have focused on improving the overall quality of the portfolio. Mortgage holdings with better risk/reward profiles have been added, and I have swapped into larger Agency issues to improve the liquidity of the portfolio. The U.S. Treasury position has been increased from 8% to 34% of holdings. The Treasury holdings are intermediate duration callable issues, with yields that approach those available on Agencies and long-duration 20-year Treasuries. The 20-year part of the U.S. Treasury curve yields approximately 0.40% more than the 30-year issues and has performed well in the flattening yield curve environment.
           The Fund is currently maintaining its exposure to the bond market by investing in a barbell of short and longer maturities. A switch to a portfolio with an intermediate exposure is expected soon to take advantage of an environment of stable or falling interest rates.

GARY R. HUNT, MBA, CFA
* PERFORMANCE WITHOUT SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS
   REINVESTED.

FUND VALUE $103,009,785

PORTFOLIO COMPOSITION
(Subject to change)


Repurchase Agreement 7.7%

U.S. Government Obligations  90.9%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN+
(For Periods Ended October 31, 1999)

         CLASS A*           CLASS B*             CLASS D
YEARS    w/o SC**  w/SC(1)  w/o SC**   w/SC(2)   w/o SC**   w/SC(1)
 1       -1.05%     -5.51%   -1.57%    -6.25%    -0.93%     -5.39%
 5        7.53%      6.54%    7.33%     7.03%     7.59%      6.61%
 Life     6.12%      5.49%    6.00%     6.00%     6.17%      5.54%

Life of the Fund is since 2/10/92.
All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
         * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding the effect of the 0.25% (Class A) or 0.85% (Class B) 12b-1 fee. Had Class A or B been in existence for the time periods presented, the Fund's performance for such classes would have been lower as a result of the additional expenses.
        ** These returns do not reflect the effects of a sales charge.
       (1) A 4.50% front-end sales charge was deducted.
       (2) A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
         + See legend on inside back cover.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

Fund Performance - Class D Shares


          Fund       MLGMI       CPI
1992     $10,041    $10,741    $10,245
1993     $11,060    $12,137    $10,527
1994     $10,596    $11,612    $10,809
1995     $12,341    $13,402    $11,105
1996     $12,992    $14,078    $11,437
1997     $14,143    $15,299    $11,676
1998     $15,421    $17,033    $11,849
1999     $15,278    $16,830    $12,153

Comparative performance of $10,000 invested in the Intermediate U.S. Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)* and the Consumer Price Index (CPI)** since the Fund's inception (2/10/92) to 10/31/99. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
         * The MLGMI consists of U.S. Treasury notes and bonds with one or more years remaining to final maturity and at least $1 billion in face value outstanding, and US. agencies with one or more years remaining to final maturity and at least $100 million in face value outstanding.
         ** The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                                   NATIONWIDE 23

STATEMENT OF INVESTMENTS NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 1999

PRINCIPAL           SECURITY                                     VALUE
U.S. GOVERNMENT SPONSORED AND AGENCY
OBLIGATIONS (90.9%)
----------------------------------------------------------------------------
GOVERNMENT - AGENCY (9.4%)
$ 1,000,000 Federal Farm Credit, 7.16%, 05/15/06                $  1,017,635
  3,000,000 FHLB, 5.19%, 10/20/03                                  2,866,980
  1,900,000 FHLB, 5.425%, 01/29/04                                 1,819,685
  2,000,000 FHLB, 6.95%, 03/26/07                                  2,029,638
  2,000,000 FHLB, 6.53%, 07/23/07                                  1,977,294
                                                                ------------
TOTAL GOVERNMENT - AGENCY
                  (cost $10,282,108)                               9,711,232
                                                                ------------
----------------------------------------------------------------------------
GOVERNMENT - SPONSORED MORTGAGE-BACKED OBLIGATIONS (47.9%)

  9,350,000 FHLMC, 6.52%, 01/02/02                                 9,409,167
  3,000,000 FHLMC, 5.98%, 12/08/05                                 2,914,710
  3,423,805 FHLMC REMIC Series 1462-PT,
              7.50%, 01/15/03                                      3,460,642
  3,000,000 FHLMC REMIC Series 1313-G,
              7.25%, 06/15/07                                      3,026,919
  1,000,000 FHLMC REMIC Series 1512-HB,
              6.50%, 02/15/08                                        988,940
  2,000,000 FHLMC REMIC Series 1560-PN,
              7.00%, 12/15/12                                      2,012,080
  5,000,000 FHLMC REMIC Series 1688-J,
              6.00%, 12/15/13                                      4,821,750
  2,915,442 FHLMC REMIC Series 31-E,
              7.55%, 05/15/20                                      2,936,434
  5,000,000 FNMA, 6.23%, 07/18/02                                  4,976,360
    941,103 FNMA Pool 73341, 6.31%, 11/01/06                         911,733
    985,780 FNMA Pool 380488, 6.10%, 07/01/08                        927,158
  1,983,396 FNMA Pool 381019, 6.27%, 12/01/08                      1,913,136
  5,016,098 FNMA Pool 460221, 6.32%, 04/01/14                      4,855,929
    889,976 FNMA REMIC Series 126-VB, 8.00%, 07/25/02                903,358
    161,919 FNMA REMIC Series 25-B, 9.25%, 10/25/18                  170,229
    929,559 FNMA REMIC Series 7-B, 8.50%, 01/25/20                   956,680
  2,000,000 Resolution Funding STRIPS, 0.00%, 07/15/07             1,225,156
  7,500,000 Resolution Funding STRIPS, 0.00%, 10/15/13             2,939,460
                                                                ------------
TOTAL GOVERNMENT - SPONSORED
MORTGAGE-BACKED OBLIGATIONS
              (cost $49,557,679)                                  49,349,841
                                                                ------------
----------------------------------------------------------------------------
GOVERNMENT TREASURY (33.6%)
  3,000,000 U.S. Treasury Bond, 10.375%, 11/15/12                  3,735,000
  3,000,000 U.S. Treasury Bond, 8.875%, 02/15/19                   3,771,561
  9,000,000 U.S. Treasury Bond, 8.125%, 08/15/19                  10,600,308
  5,000,000 U.S. Treasury Note, 7.875%, 11/15/04                   5,384,375
  5,000,000 U.S. Treasury Note, 7.00%, 07/15/06                    5,221,875
  5,000,000 U.S. Treasury Note, 10.00%, 05/15/10                   5,845,310
                                                                ------------
TOTAL GOVERNMENT TREASURY (COST $35,337,377)                      34,558,429
                                                                ------------
TOTAL U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS
                 (cost $95,177,164)                               93,619,502
                                                                ------------


PRINCIPAL           SECURITY                                     VALUE
REPURCHASE AGREEMENT (7.7%)
----------------------------------------------------------------------------
$ 7,921,000 Fifth Third Bank 5.06%, 11/01/99,
                Collateralized by $8,005,000 FHLMC Pool
                G10657, 7.50%, 02/01/12,
                market value $8,080,046
                (cost $7,921,000)                               $  7,921,000
                                                                ------------
TOTAL INVESTMENTS (COST $103,098,164)                           $101,540,502
                                                                ============

----------------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
         FHLB     Federal Home Loan Bank
         FHLMC    Federal Home Loan Mortgage Corp.
         FNMA     Federal National Mortgage Association
         REMIC    Real Estate Mortgage Investment Conduit
         STRIPS   Separate Trading of Registered Interest and Principal
                     Securities

COST ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES.

PORTFOLIO HOLDING PERCENTAGES REPRESENT MARKET VALUE AS A PERCENTAGE OF NET ASSETS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


24 NATIONWIDE

NATIONWIDE(R) MUTUAL FUNDS
--------------------------------------------------------------------------------

MONEY MARKET FUND

MANAGEMENT DISCUSSION OF FUND

           The total return for the Nationwide Money Fund Prime Shares for the 12-month period ended October 31, 1999, was 4.61%, compared to 2.63% for the Consumer Price Index.
           The fiscal year began in November 1998 as the Federal Reserve reduced the Federal Funds rate, the interest rate banks charge depository institutions for loans, to 4.75% from 5.00%. The Federal Reserve increased the rate back to 5.00% on June 30, 1999, and to 5.25% on August 24, 1999. Officials at the Federal Reserve are concerned that demand may be increasing too rapidly relative to the supply of labor and other resources. They are also concerned about the U.S. trade deficit and the rise in equity markets.
           In this volatile economic environment, the Fund has maintained an average maturity below 45 days. This enabled it to earn competitive returns for investors as interest rates trended higher during the second half of the fiscal year.
           Extra emphasis is being placed on liquidity going into the new year. While we don't expect an exodus of shareholders or computer malfunctions, the Fund is only investing in issues that have a strong secondary market.
           All investments are in compliance with Rule 2a-7, Investment Company Act of 1940. This rule governs the investment decisions of registered money market mutual funds. Eligible investments must have two ratings in the highest rating category from nationally recognized securities rating organizations:
Moody's Investors Services, Inc., Standard & Poor's Corporation, Duff & Phelps, Fitch IBCA, Inc., or Thompson Bank Watch.
           A determination of minimal credit risk for all approved issuers is made prior to investment for the Fund. The maximum investment in a single issuer is 5% of fund assets and the maximum industry concentration is 25% of fund assets.


PATRICIA A. MYNSTER
* NOT SUBJECT TO SALES CHARGE AND ASSUMING ALL DISTRIBUTIONS REINVESTED.

FUND VALUE $1,367,636,600

PORTFOLIO COMPOSITION
(Subject to Change)


Canadian Bonds 0.7%
U.S. Government Obligations 5.4%
Corporate Notes 0.4%
Commercial Paper 93.4%

AVERAGE ANNUAL (COMPOUND) TOTAL RETURN+
(For Periods Ended October 31, 1999)


YEARS         PRIME SHARES     CLASS R SHARES
----------------------------------------------------------------------------
 1               4.61%               -
----------------------------------------------------------------------------
 5               5.07%               -
----------------------------------------------------------------------------
 10              4.88%               -
----------------------------------------------------------------------------
 Life*              -             3.69%
----------------------------------------------------------------------------

There is no sales charge on the shares of the Money Market Fund. Past performance is no guarantee of future results.

   *   Class R Shares were first offered to the public on January 4, 1999.
   +   See legend on inside back cover.

An investment in the Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FUND PERFORMANCE - PRIME SHARES


              Fund                 CPI
1989         $10,000             $10,000
1990         $10,795             $10,637
1991         $11,457             $10,940
1992         $11,861             $11,299
1993         $12,170             $11,610
1994         $12,576             $11,920
1995         $13,263             $12,247
1996         $13,933             $12,614
1997         $14,640             $12,876
1998         $15,394             $13,068
1999         $16,104             $13,402

Comparative performance of $10,000 invested in the Money Market Fund and the Consumer Price Index (CPI)* over a 10-year period ended 10/31/99. Unlike our Fund, these indices do not reflect any fees or expense.
         * The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                                   NATIONWIDE 25

STATEMENT OF INVESTMENTS NATIONWIDE(R) MONEY MARKET FUND
--------------------------------------------------------------------------------
                                OCTOBER 31, 1999

PRINCIPAL           SECURITY                                     VALUE
CANADIAN GOVERNMENT OBLIGATIONS (0.7%)
----------------------------------------------------------------------------
BRITISH COLUMBIA (PROVINCE)
$ 9,930,000 5.29%, 12/06/99 (cost $9,878,930)                   $  9,878,930
                                                                ------------

COMMERCIAL PAPER (93.4%)
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES (8.9%)
            Delaware Funding (Private Placement*)
 20,000,000 5.38-5.41%, 12/07/99                                  19,892,400
  5,000,000 5.78%, 01/24/00                                        4,932,567
            Falcon Asset  Securitization Corp.
              (Private Placement*)
    705,000 5.35%, 11/02/99                                          704,895
 25,935,000 5.33%, 11/23/99                                       25,850,524
 15,000,000 5.35%, 12/01/99                                       14,933,125
    525,000 5.35%, 12/14/99                                          521,645
            Preferred Receivables Funding
              (Private Placement*)
 10,000,000 5.37%, 11/15/99                                        9,979,117
  6,000,000 5.38%, 11/19/99                                        5,983,890
 10,000,000 5.33%, 11/22/99                                        9,968,908
  9,000,000 5.35%, 12/02/99                                        8,958,538
  5,000,000 5.35%, 12/03/99                                        4,976,222
            Variable Funding Capital Corp.
              (Private Placement*)
 10,000,000 5.36%, 11/09/99                                        9,988,089
  5,000,000 5.38%, 11/24/99                                        4,982,814
                                                                ------------
                                                                 121,672,734
                                                                ------------
----------------------------------------------------------------------------
AUTO / FINANCE (7.7%)
            American Honda Finance Corp.
 17,000,000 5.31%, 11/17/99                                       16,959,880
 20,599,000 5.92%, 01/19/00                                       20,331,396
  1,800,000 5.95%, 01/27/00                                        1,774,118
            Ford Motor Credit Co.
 10,000,000 5.69%, 01/12/00                                        9,886,200
            General Motors Acceptance Corp.
 31,000,000 5.28%, 11/19/99                                       30,918,160
 10,000,000 5.30%, 12/10/99                                        9,942,583
  5,000,000 4.85%, 12/13/99                                        4,971,708
 10,000,000 5.33%, 12/16/99                                        9,933,375
                                                                ------------
                                                                 104,717,420
                                                                ------------
----------------------------------------------------------------------------
BANKS (10.1%)
            First Union Corp.
  8,000,000 5.98%, 01/14/00                                        7,901,662
            J.P. Morgan & Co.
 12,079,000 5.16%, 11/03/99                                       12,075,537
 12,000,000 5.30-5.33%, 11/15/99                                  11,975,243
  2,549,000 5.97-6.00%, 01/18/00                                   2,515,863
 10,000,000 5.97%, 01/19/00                                        9,868,992
 10,000,000 5.97-6.00%, 01/20/00                                   9,867,333
            Mellon Financial Co
 22,500,000 5.34%, 11/29/99                                       22,406,550
 22,500,000 5.34%, 12/20/99                                       22,336,462
            National City Credit Corp.
 10,000,000 5.31%. 11/02/99                                        9,998,525
 20,000,000 5.99%. 01/25/00                                       19,717,139


PRINCIPAL           SECURITY                                     VALUE
COMMERCIAL PAPER (CONTINUED)
----------------------------------------------------------------------------
BANKS (CONTINUED)
             Wells Fargo & Co.
$10,000,000  5.29%, 11/02/99                                    $  9,998,530
                                                                ------------
                                                                 138,661,836
                                                                ------------
----------------------------------------------------------------------------
BROKER / DEALERS (7.2%)
            Bear Stearns Cos., Inc.
 15,000,000 6.00%, 01/13/00                                       14,817,500
 15,000,000 6.00%, 01/14/00                                       14,815,000
  5,000,000 5.71% Variable 01/28/00**                              5,000,000
            Merrill Lynch & Co.
  1,212,000 5.25%, 11/10/99                                        1,210,409
  1,518,000 5.30%, 11/16/99                                        1,514,648
 10,000,000 5.30-5.31%, 11/17/99                                   9,976,444
 23,457,000 5.31%, 11/18/99                                       23,398,182
  8,177,000 5.32%, 12/03/99                                        8,138,332
 10,000,000 5.95%, 01/21/00                                        9,866,125
            Morgan Stanley Dean Witter & Co.
 10,422,000 6.07%, 01/20/00                                       10,281,419
                                                                ------------
                                                                  99,018,059
                                                                ------------
----------------------------------------------------------------------------
CAPTIVE FINANCING (0.8%)
            Prudential Funding Corp.
 10,000,000 5.31%, 11/23/99                                        9,967,550
  1,097,000 6.02%, 01/10/00                                        1,084,159
                                                                ------------
                                                                  11,051,709
                                                                ------------
----------------------------------------------------------------------------
CONSUMER PRODUCTS (0.5%)
            Clorox Co.
  7,000,000 5.28%, 12/03/99                                        6,967,147
                                                                ------------
----------------------------------------------------------------------------
CONSUMER SALES FINANCE (11.3%)
            American Express Credit Corp.
 30,000,000 5.29%, 11/12/99                                       29,951,508
  2,066,000 5.30%, 11/22/99                                        2,059,612
 15,000,000 5.31%, 12/13/99                                       14,907,075
 10,000,000 5.31%, 12/14/99                                        9,936,575
            American General Finance Corp.
 10,000,000 5.31%, 12/08/99                                        9,945,425
 40,000,000 5.30%, 12/14/99                                       39,746,778
            Associates Corp. of  North America
 20,000,000 5.30%, 11/08/99                                       19,979,389
  5,000,000 5.32%, 12/09/99                                        4,971,922
            Associates First Capital BV
 10,000,000 5.31%, 11/01/99                                       10,000,000
  5,000,000 6.02%, 01/14/00                                        4,938,128
            Norwest Financial, Inc.
  7,587,000 5.30%, 11/26/99                                        7,559,076
                                                                ------------
                                                                 153,995,488
                                                                ------------
----------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION (3.3%)
            First Data Corp.
  5,000,000 5.31%, 11/16/99                                        4,988,938
 25,000,000 5.30%, 11/19/99                                       24,933,750
  5,000,000 5.31%, 12/21/99                                        4,963,125
 10,000,000 5.95%, 01/18/00                                        9,871,083
                                                                ------------
                                                                  44,756,896
                                                                ------------

26 NATIONWIDE

--------------------------------------------------------------------------------
                                OCTOBER 31, 1999

PRINCIPAL           SECURITY                                     VALUE
COMMERCIAL PAPER (CONTINUED)
----------------------------------------------------------------------------
DIVERSFIED FINANCE (11.1%)
            CIT Group, Inc.
$15,000,000 5.30%, 11/08/99                                     $ 14,984,541
 12,000,000 5.30%, 11/24/99                                       11,959,367
 12,000,000 5.31%, 12/15/99                                       11,922,120
  9,970,000 5.31%, 12/16/99                                        9,903,824
            Finova Capital Corp.
  3,365,000 5.39%, 11/03/99                                        3,363,993
 13,875,000 5.36-5.40%, 11/05/99                                  13,866,680
 12,500,000 5.37%, 11/08/99                                       12,486,948
  6,556,000 5.32%, 11/09/99                                        6,548,249
 10,000,000 5.40%, 11/10/99                                        9,986,500
            General Electric Capital Corp.
 15,000,000 5.30-5.32%, 11/15/99                                  14,969,064
  5,000,000 5.31%, 11/16/99                                        4,988,938
  5,000,000 5.32%, 11/17/99                                        4,988,178
 20,000,000 5.30-5.33%, 11/30/99                                  19,914,369
  5,000,000 6.04%, 01/20/00                                        4,932,889
  7,500,000 4.95%, 04/13/00                                        7,500,000
                                                                ------------
                                                                 152,315,660
                                                                ------------
----------------------------------------------------------------------------
ENTERTAINMENT (0.1%)
            Walt Disney Co.
  1,500,000 5.32%, 11/08/99                                        1,498,448
                                                                ------------
----------------------------------------------------------------------------
FINANCIAL SERVICES / MISCELLANEOUS (6.9%)
            Citicorp
 20,000,000 5.25%, 11/03/99                                       19,994,167
 25,000,000 5.29%, 11/04/99                                       24,988,979
 10,000,000 5.25%, 11/23/99                                        9,967,917
            Heller Financial, Inc.
 40,000,000 5.42%, 12/09/99                                       39,771,155
                                                                ------------
                                                                  94,722,218
                                                                ------------
----------------------------------------------------------------------------
FINANCIAL SERVICES / UTILITIES (1.8%)
            National Rural Utilities Cooperative
              Finance Corp.
 25,000,000 5.33%, 11/16/99                                       24,944,479
                                                                ------------
----------------------------------------------------------------------------
FOOD & BEVERAGE (5.2%)
            Best Foods, Inc. (Private Placement*)
  8,947,000 5.29%, 11/19/99                                        8,923,335
            Campbell Soup Co.
 10,181,000 5.29%, 12/01/99                                       10,136,119
            Heinz (H.J.) Co.
 30,932,000 5.29%, 11/18/99                                       30,854,730
  6,051,000 5.28%, 11/29/99                                        6,026,151
 15,000,000 5.28%, 12/09/99                                       14,916,400
                                                                ------------
                                                                  70,856,735
                                                                ------------
----------------------------------------------------------------------------
HEAVY EQUIPMENT / FINANCE (0.8%)
            Caterpillar Financial Services, Inc.
 10,700,000 5.33%, 11/22/99                                       10,666,732
                                                                ------------
----------------------------------------------------------------------------
INSURANCE (5.4%)
            MetLife Funding, Inc.
 10,000,000 5.30%, 11/02/99                                        9,998,528
 15,000,000 5.30%, 11/05/99                                       14,991,167
 15,000,000 5.30-5.31%, 11/09/99                                  14,982,333


PRINCIPAL           SECURITY                                     VALUE
COMMERCIAL PAPER (CONTINUED)
----------------------------------------------------------------------------
INSURANCE (CONTINUED)
$ 2,749,000 5.29%, 11/19/99                                     $  2,741,729
 10,000,000 5.96%, 01/26/00                                        9,857,622
            Old Republic Capital Corp
               (Private Placement*)
 11,085,000 5.34-5.35%, 12/07/99                                  11,025,695
 10,000,000 6.00%, 02/08/00                                        9,835,000
                                                                ------------
                                                                  73,432,074
                                                                ------------
----------------------------------------------------------------------------
LEASE / RENTAL (0.7%)
            Hertz Corp.
 10,000,000 5.32%, 12/02/99                                        9,954,189
                                                                ------------
----------------------------------------------------------------------------
MANUFACTURING / MISCELLANEOUS (3.5%)
            Allied Signal, Inc. (Private Placement*)
 17,000,000 5.95-5.98%, 01/20/00                                  16,775,222
 21,030,000 5.95%, 01/28/00                                       20,724,130
 10,000,000 5.71%,  02/09/00                                       9,841,389
                                                                ------------
                                                                  47,340,741
                                                                ------------
----------------------------------------------------------------------------
PACKAGING/CONTAINERS  (2.3%)
            Bemis Co., Inc.
 10,000,000 6.00%, 01/12/00                                        9,880,000
 10,000,000 6.00%, 01/13/00                                        9,878,333
  1,340,000 6.00%, 01/18/00                                        1,322,581
 10,000,000 5.93%, 01/19/00                                        9,869,869
                                                                ------------
                                                                  30,950,783
                                                                ------------
----------------------------------------------------------------------------
PHARMACUETICALS / PERSONAL CARE (1.9%)
            Becton Dickinson & Co.
 10,000,000 5.31%, 12/03/99                                        9,952,800
 14,600,000 5.31%, 12/08/99                                       14,520,320
  1,200,000 6.00%, 01/31/00                                        1,181,800
                                                                ------------
                                                                  25,654,920
                                                                ------------
----------------------------------------------------------------------------
PRINTING & PUBLISHING (4.0%)
            E.W. Scripps Co. (Private Placement*)
 10,000,000 5.20%, 11/01/99                                       10,000,000
 10,576,000 5.30-5.31%, 11/10/99                                  10,561,962
  5,000,000 5.30%, 11/17/99                                        4,988,222
 10,000,000 5.31%, 12/10/99                                        9,942,475
  6,000,000 5.75%, 01/18/00                                        5,925,250
  3,865,000 5.74-5.91%, 01/24/00                                   3,811,792
            McGraw-Hill, Inc.
  9,865,000 5.30%, 11/10/99                                        9,851,929
                                                               -------------
                                                                  55,081,630
                                                               -------------
TOTAL COMMERCIAL PAPER (COST $1,278,259,898)                   1,278,259,898
                                                               -------------

CORPORATE NOTES (0.4%)
----------------------------------------------------------------------------
  5,000,000 J.P. Morgan & Co. 5.18% Variable,
            07/20/00 (cost $5,000,000)                             5,000,000
                                                               -------------

                                                                   NATIONWIDE 27

-----------------------------------------------------------------------
                                October 31, 1999

U.S. GOVERNMENT SPONSORED AND
AGENCY OBLIGATIONS (5.4%)
-----------------------------------------------------------------------
GOVERNMENT  - AGENCY (0.4%)

                  FHLB
$ 5,000,000            5.23%, 03/17/00 (cost $5,000,000) $    5,000,000
                                                         --------------

-----------------------------------------------------------------------
GOVERNMENT  - SPONSORED MORTGAGE-BACKED OBLIGATIONS (5.0%)
                  FHLMC
 10,000,000            5.00%, 01/03/00                        9,915,206
 10,000,000            5.19%, 01/27/00                        9,874,575
                  FNMA
 17,087,000            5.25-5.26%, 12/07/99                  16,997,143
  5,000,000            4.71%, 12/17/99                        4,969,909
 27,345,000            5.56%, 01/21/00                       27,002,914
                                                         --------------
TOTAL GOVERNMENT SPONSORED MORTGAGE-BACKED
OBLIGATIONS (cost $68,759,747)                               68,759,747
                                                         --------------

TOTAL U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS
                 (cost $73,759,747)                          73,759,747
                                                         --------------
TOTAL INVESTMENTS (cost $1,366,898,575)                  $1,366,898,575
                                                         ==============


-----------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
          FHLB    Federal Home Loan Bank System
         FHLMC    Federal Home Loan Mortgage Corp.
          FNMA    Federal National Mortgage Assoc.

** VARIABLE RATE SECURITY. THE RATE REFLECTED IS THE RATE IN EFFECT ON 10/31/99. COST ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES.

PORTFOLIO HOLDING PERCENTAGES REPRESENT MARKET VALUE AS A PERCENTAGE OF NET ASSETS.

*RESTRICTED SECURITIES ISSUED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933. THESE SECURITIES WERE DEEMED LIQUID PURSUANT TO PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28 NATIONWIDE

STATEMENT OF ASSETS AND LIABILITIES - THE STOCK FUNDS
--------------------------------------------------------------------------------
                                October 31, 1999

                                                           NATIONWIDE
                                                              MID CAP        NATIONWIDE         NATIONWIDE
                                                          GROWTH FUND       GROWTH FUND               FUND
ASSETS
Investments in securities, at value (cost $9,230,740,
     $680,598,792, $1,553,912,992)                        $12,040,703    $1,026,829,180     $2,543,605,004
Cash                                                              713               504              1,333
Receivable for Fund shares sold                                10,667            37,484            575,998
Receivable from adviser                                         8,090                 -                  -
Receivable for investment securities sold                     684,843         7,519,631          8,753,304
Accrued interest and dividends receivable                       2,915           156,312          2,592,492
Other receivables                                                 585                 -                  -
Prepaid asset                                                       -                 -                  -
                                                          -----------    --------------     --------------
         Total assets                                      12,748,516     1,034,543,111      2,555,528,131
                                                          -----------    --------------     --------------
LIABILITIES
Payable for Fund shares redeemed                                    -           359,186          2,813,106
Payable for investment securities purchased                   694,771         4,805,067          8,197,316
Accrued management fees                                         5,751           483,991          1,155,349
Accrued fund administration fees                                  671            45,855             95,509
Accrued administrative servicing fees, Class A Shares               -                 -                 50
Accrued administrative servicing fees, Class D Shares               -            39,167            110,458
Accrued transfer agent fees                                     2,904            82,900            129,476
Accrued distribution fees, Class A Shares                         232             1,494             10,713
Accrued distribution fees, Class B Shares                         699             4,818             35,812
Dividends payable                                                  23            23,013             13,747
Other accrued expenses                                         16,311           146,795            256,274
                                                          -----------    --------------     --------------
         Total liabilities                                    721,362         5,992,286         12,817,810
                                                          -----------    --------------     --------------
NET ASSETS                                                $12,027,154    $1,028,550,825     $2,542,710,321
                                                          ===========    ==============     ==============
NET ASSETS REPRESENTED BY:
Capital                                                   $ 8,363,701    $  547,311,915     $1,395,845,134
Net unrealized appreciation                                 2,809,963       346,230,388        989,692,012
Accumulated undistributed net realized gain                   853,513       134,964,851        155,726,730
Accumulated undistributed (distributions
         in excess of) net investment income                      (23)           43,671          1,446,445
                                                          -----------    --------------     --------------
NET ASSETS                                                $12,027,154    $1,028,550,825     $2,542,710,321
                                                          ===========    ==============     ==============
NET ASSETS:
Class A Shares                                            $ 1,243,825    $    7,654,458     $   54,223,148
Class B Shares                                                918,221         6,209,749         44,993,981
Class D Shares                                              9,865,108     1,014,686,618      2,443,493,192
                                                          -----------    --------------     --------------
         Total                                            $12,027,154    $1,028,550,825     $2,542,710,321
                                                          ===========    ==============     ==============
SHARES OUTSTANDING (unlimited number of
     shares authorized):
Class A Shares                                                 63,133           417,113          1,657,614
Class B Shares                                                 47,239           341,137          1,386,458
Class D Shares                                                500,946        55,261,018         74,958,853
                                                          -----------    --------------     --------------
         Total                                                611,318        56,019,268         78,002,925
                                                          ===========    ==============     ==============
Net asset value per share:
Class A Shares                                            $     19.70    $        18.35     $        32.71
Class B Shares                                            $     19.44    $        18.20     $        32.45
Class D Shares                                            $     19.69    $        18.36     $        32.60
OFFERING PRICE (100%/(100%-Maximum Sales Charge) of net
     asset value adjusted to nearest cent) per share:*
Class A Shares                                            $     20.90    $        19.47     $        34.71
Class B Shares**                                          $     19.44    $        18.20     $        32.45
Class D Shares                                            $     20.62    $        19.23     $        34.14
                                                          -----------    --------------     --------------
Maximum sales charge - Class A Shares                            5.75%             5.75%              5.75%
                                                          ===========    ==============     ==============
Maximum sales charge - Class D Shares                            4.50%             4.50%              4.50%
                                                          ===========    ==============     ==============

*  CLASS A AND D SHARES INCLUDE A FRONT-END SALES CHARGE.
** FOR CLASS B SHARES, THE REDEMPTION PRICE PER SHARE VARIES BY LENGTH OF TIME
   SHARES ARE HELD AND ARE NOT SUBJECT TO A FRONT-END SALES CHARGE.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                   NATIONWIDE 29

STATEMENT OF ASSETS AND LIABILITIES - THE BOND FUNDS
--------------------------------------------------------------------------------
         October 31, 1999

                                                                                                     NATIONWIDE        NATIONWIDE
                                                                                   NATIONWIDE         LONG-TERM      INTERMEDIATE
                                                                NATIONWIDE           TAX-FREE   U.S. GOVERNMENT   U.S. GOVERNMENT
                                                                 BOND FUND        INCOME FUND         BOND FUND         BOND FUND
                                                              -------------     -------------     -------------     -------------
ASSETS
Investments in securities, at value (cost $132,789,861,
         $232,961,669, $34,042,202, $95,177,164)              $ 129,124,626     $ 230,977,542     $  33,516,886     $  93,619,502
Repurchase agreements (cost $2,200,000, $7,921,000)                       -                 -         2,200,000         7,921,000
Cash                                                                    325                 -               393               145
Receivable for Fund shares sold                                      37,737            56,080             3,368           904,248
Receivable from adviser                                                   -                 -               574             3,615
Receivable for investment securities sold                         2,914,000         1,361,730         2,235,789         7,181,079
Accrued interest receivable                                       2,226,244         4,205,874           400,738         1,521,396
Other receivables                                                         -             1,106                 -                 -
                                                              -------------     -------------     -------------     -------------
         Total assets                                           134,302,932       236,602,332        38,357,748       111,150,985

LIABILITIES
Bank loan                                                                 -           167,717                 -                 -
Payable for Fund shares redeemed                                     28,949            79,307             9,087            82,656
Payable for investment securities purchased                       3,777,920         3,476,100         2,200,000         7,921,000
Accrued management fees                                              54,899            99,639            15,248            43,001
Accrued fund administration fees                                      7,686            13,949             2,135             6,020
Accrued administrative servicing fees, Class A Shares                     -                 -                 -             5,901
Accrued administrative servicing fees, Class D Shares                 3,858                 -                 -             2,065
Accrued transfer agent fees                                          17,428            15,545             3,069             4,471
Accrued distribution fees, Class A Shares                               659               486               409            10,211
Accrued distribution fees, Class B Shares                             1,189             2,697             1,299               802
Dividends payable                                                    82,728           304,860            67,933            42,977
Other accrued expenses                                               28,440            42,821            25,423            22,096
                                                              -------------     -------------     -------------     -------------
          Total liabilities                                       4,003,756         4,203,121         2,324,603         8,141,200
                                                              -------------     -------------     -------------     -------------
NET ASSETS                                                    $ 130,299,176     $ 232,399,211     $  36,033,145     $ 103,009,785
                                                              =============     =============     =============     =============
NET ASSETS REPRESENTED BY:
Capital                                                       $ 141,361,793     $ 235,537,449     $  36,025,114     $ 104,330,533
Net unrealized (depreciation)                                    (3,665,235)       (1,984,127)         (525,316)       (1,557,662)
Accumulated undistributed (distributions
         in excess of) net realized gain (loss)                  (7,473,752)       (1,131,007)          530,771           233,150
Accumulated undistributed (distributions
         in excess of) net investment income                         76,370          (144,260)            2,576             3,764
                                                              -------------     -------------     -------------     -------------
NET ASSETS                                                    $ 130,299,176     $ 232,399,211     $  36,033,145     $ 103,009,785
                                                              =============     =============     =============     =============
NET ASSETS:
Class A Shares                                                $   3,185,999     $   2,383,363     $   2,040,557     $  49,601,442
Class B Shares                                                    1,662,379         3,745,975         1,876,029         1,148,218
Class D Shares                                                  125,450,798       226,269,873        32,116,559        52,260,125
                                                              -------------     -------------     -------------     -------------
         Total                                                $ 130,299,176     $ 232,399,211     $  36,033,145     $ 103,009,785
                                                              =============     =============     =============     =============
SHARES OUTSTANDING (unlimited number of shares authorized):
Class A Shares                                                      351,115           243,392           187,597         5,017,234
Class B Shares                                                      183,082           382,912           172,497           116,126
Class D Shares                                                   13,803,871        23,124,925         2,952,271         5,283,893
                                                              -------------     -------------     -------------     -------------
         Total                                                   14,338,068        23,751,229         3,312,365        10,417,253
                                                              =============     =============     =============     =============
NET ASSET VALUE PER SHARE:
Class A Shares                                                $        9.07     $        9.79     $       10.88     $        9.89
Class B Shares                                                $        9.08     $        9.78     $       10.88     $        9.89
Class D Shares                                                $        9.09     $        9.78     $       10.88     $        9.89

OFFERING PRICE (100%/(100%-Maximum Sales Charge) of net
         asset value adjusted to nearest cent) per share:*
Class A Shares                                                $        9.50     $       10.25     $       11.39     $       10.36
Class B Shares**                                              $        9.08     $        9.78     $       10.88     $        9.89
Class D Shares                                                $        9.52     $       10.24     $       11.39     $       10.36
                                                              -------------     -------------     -------------     -------------
Maximum sales charge - Class A and D Shares                            4.50%             4.50%             4.50%             4.50%
                                                              =============     =============     =============     =============

*    CLASS A AND D SHARES INCLUDE A FRONT-END SALES CHARGE.

** FOR CLASS B SHARES, THE REDEMPTION PRICE PER SHARE VARIES BY LENGTH OF TIME SHARES ARE HELD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




30  N A T I O N W I D E

STATEMENT OF ASSETS AND LIABILITIES - THE MONEY MARKET FUND
--------------------------------------------------------------------------------
          October 31, 1999

                                                                           NATIONWIDE
                                                                         MONEY MARKET
                                                                              FUND(a)
                                                                      --------------
ASSETS
Investments in securities, at value (cost $1,366,898,575)             $1,366,898,575
Cash                                                                          45,284
Receivable for Fund shares sold                                            3,523,369
Receivable for investment securities sold                                 51,292,000
Accrued interest and dividends receivable                                    258,393
                                                                      --------------
         Total assets                                                  1,422,017,621
                                                                      --------------
LIABILITIES
Payable for Fund shares redeemed                                           1,135,127
Payable for investment securities purchased                               52,177,168
Accrued management fees                                                      451,998
Accrued fund administration fees                                              58,530
Accrued transfer agent fees, Class R Shares                                      158
Accrued transfer agent fees, Prime Shares                                     95,346
Accrued distribution fees, Class R Shares                                      5,734
Accrued administrative servicing fees, Class R Shares 3,740 Accrued
administrative servicing fees, Prime Shares                                  109,770
Dividends payable                                                            199,085
Other accrued expenses                                                       144,365
                                                                      --------------
         Total liabilities                                                54,381,021
                                                                      --------------
NET ASSETS                                                            $1,367,636,600
                                                                      ==============
NET ASSETS REPRESENTED BY:
Capital                                                               $1,367,414,555
Accumulated undistributed net realized gain                                        -
Accumulated undistributed net investment income                              222,045
                                                                      --------------
NET ASSETS                                                            $1,367,636,600
                                                                      ==============
NET ASSETS:
Class R Shares                                                        $   22,294,610
Prime Shares                                                           1,345,341,990

                                                                      --------------
         Total                                                        $1,367,636,600
                                                                      ==============
SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED):
Class R Shares                                                            22,294,610
Prime Shares                                                           1,345,361,656
                                                                      --------------
         Total                                                         1,367,656,266

                                                                      ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class R Shares                                                        $         1.00
Prime Shares                                                          $         1.00

*    CLASS R AND PRIME SHARES ARE NOT SUBJECT TO A FRONT-END SALES CHARGE.
(a) ON JANUARY 1, 1999, THE EXISTING SHARES OF THE NATIONWIDE MONEY MARKET FUND WERE RENAMED PRIME SHARES. THE CLASS R SHARES WERE FIRST OFFERED TO THE PUBLIC JANUARY 4, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                                                         31  N A T I O N W I D E

STATEMENT OF OPERATIONS - THE STOCK FUNDS
--------------------------------------------------------------------------------
          October 31, 1999

                                                                 NATIONWIDE
                                                                    MID CAP      NATIONWIDE     NATIONWIDE
                                                                GROWTH FUND     GROWTH FUND           FUND
                                                               ------------    ------------   ------------
INVESTMENT INCOME
INCOME:
Dividends                                                      $     82,485    $  8,657,204   $ 34,773,859
Interest                                                             19,368       1,366,688      2,747,357
Miscellaneous income                                                      -               -          1,495
                                                               ------------    ------------   ------------

         Total income                                               101,853      10,023,892     37,522,711
                                                               ------------    ------------   ------------
EXPENSES:
Investment management fees                                           66,283       5,873,926     13,888,390
Distribution fees, Class A Shares                                     1,752          12,820         99,058
Distribution fees, Class B Shares                                     5,800          38,033        306,106
Fund administration fees                                              7,733         553,398      1,146,258
Administrative servicing fees, Class A Shares                             -               -            205
Administrative servicing fees, Class D Shares                             -         166,381        473,191
Transfer agent fees                                                  24,498         807,251      1,349,999
Shareholders' reports                                                16,000         517,040        935,000
Registration fees                                                    48,000          40,960         61,000
Professional services                                                   100          28,572         78,000
Custodian fees                                                        4,028          25,056         72,000
Trustees' fees and expenses                                             151          16,623         35,001
Other                                                                 2,932          45,821        102,304
                                                               ------------    ------------   ------------
         Total expenses before waived or reimbursed expenses        177,277       8,125,881     18,546,512
Total waived or reimbursed expenses                                 (59,278)              -              -
                                                               ------------    ------------   ------------
         Net expenses                                               117,999       8,125,881     18,546,512
                                                               ------------    ------------   ------------
NET INVESTMENT INCOME (LOSS)                                   $    (16,146)   $  1,898,011   $ 18,976,199
                                                               ============    ============   ============
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                               $    868,439    $135,282,133   $155,729,091
Net change in unrealized appreciation                               429,235      16,713,526     57,076,428
                                                               ------------    ------------   ------------
Net realized and unrealized gains on investments                  1,297,674     151,995,659    212,805,519
                                                               ------------    ------------   ------------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS               $  1,281,528    $153,893,670   $231,781,718
                                                               ============    ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32  N A T I O N W I D E

STATEMENT OF OPERATIONS - THE BOND FUNDS
--------------------------------------------------------------------------------
         October 31, 1999

                                                                                                  NATIONWIDE      NATIONWIDE
                                                                                  NATIONWIDE       LONG-TERM    INTERMEDIATE
                                                                  NATIONWIDE        TAX-FREE U.S. GOVERNMENT U.S. GOVERNMENT
                                                                   BOND FUND     INCOME FUND       BOND FUND       BOND FUND
                                                                ------------    ------------    ------------    ------------
INVESTMENT INCOME
Income:
Interest                                                        $  9,038,713    $ 14,144,253    $  2,468,931    $  3,823,928
                                                                ------------    ------------    ------------    ------------
Expenses:
Investment management fees                                           674,918       1,263,813         198,048         314,314
Distribution fees, Class A Shares                                      6,645           3,866           3,024          22,682
Distribution fees, Class B Shares                                     11,218          24,020          10,541           6,469
Fund administration fees                                              94,488         175,965          27,727          44,004
Administrative servicing fees, Class A Shares                              -               -               -          13,272
Administrative servicing fees, Class D Shares                         16,131               -               -           8,757
Transfer agent fees                                                  145,000         136,073          36,674          38,402
Shareholders' reports                                                106,000         106,000          31,920          29,819
Registration fees                                                     51,000          46,000          48,000          52,451
Professional services                                                  2,700           3,699             120           1,434
Custodian fees                                                        18,000          22,517           5,175           8,821
Trustees' fees and expenses                                            2,149           4,001             524           1,048
Other                                                                 12,501          35,136           5,475           5,514
                                                                ------------    ------------    ------------    ------------
          Total expenses before waived or reimbursed expenses      1,140,750       1,821,090         367,228         546,987
Total waived or reimbursed expenses                                        -               -         (40,770)        (25,751)
                                                                ------------    ------------    ------------    ------------
            Net expenses                                           1,140,750       1,821,090         326,458         521,236
                                                                ------------    ------------    ------------    ------------
Net investment income                                           $  7,897,963    $ 12,323,163    $  2,142,473    $  3,302,692
                                                                ============    ============    ============    ============

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                         $   (670,481)   $   (784,649)   $    753,447    $    233,150
Net change in unrealized depreciation                             (8,990,234)    (19,172,551)     (3,960,048)     (3,615,067)
                                                                ------------    ------------    ------------    ------------
Net realized and unrealized gain (loss) on investments            (9,660,715)    (19,957,200)     (3,206,601)     (3,381,917)
                                                                ------------    ------------    ------------    ------------

NET (DECREASE) IN ASSETS RESULTING FROM OPERATIONS              $ (1,762,752)   $ (7,634,037)   $ (1,064,128)   $    (79,225)
                                                                ============    ============    ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                         33  N A T I O N W I D E

STATEMENT OF OPERATIONS - THE MONEY MARKET FUND
--------------------------------------------------------------------------------
           October 31, 1999

                                                                 NATIONWIDE
                                                               MONEY MARKET
                                                                     FUND(a)
                                                               ------------
INVESTMENT INCOME
INCOME:
Interest                                                       $ 60,937,953
                                                               ------------
EXPENSES:
Investment management fees                                        4,709,925
Distribution fees, Class R Shares                                     5,734
Fund administration fees                                            624,729
Administrative servicing fees, Class R Shares
                                                                      9,715
Administrative servicing fees, Prime Shares                         421,746
Transfer agent fees, Class R Shares                                     382
Transfer agent fees, Prime Shares                                   751,526
Shareholders' reports                                               497,915
Registration fees                                                    77,956
Professional services                                                48,054
Custodian fees                                                       65,000
Trustees' fees and expenses                                          14,397
Other                                                                45,989
                                                               ------------
         Total expenses before waived or reimbursed expenses
                                                                  7,273,068
Total waived or reimbursed expenses                                  (5,734)
                                                               ------------
         Net expenses                                             7,267,334
                                                               ------------
NET INVESTMENT INCOME                                          $ 53,670,619
                                                               ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                        $          -
Net change in unrealized appreciation (depreciation)                      -
                                                               ------------
Net realized and unrealized gain (loss) on investments                    -
                                                               ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 53,670,619
                                                               ============

(a) ON JANUARY 1, 1999, THE EXISTING SHARES OF THE NATIONWIDE MONEY MARKET FUND WERE RENAMED PRIME SHARES. THE CLASS R SHARES WERE FIRST OFFERED TO THE PUBLIC ON JANUARY 4, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


34  N A T I O N W I D E

STATEMENT OF CHANGES IN NET ASSETS - THE STOCK FUNDS
--------------------------------------------------------------------------------
              October 31, 1999

                                                                     NATIONWIDE                     NATIONWIDE
                                                                MID CAP GROWTH FUND                GROWTH FUND
                                                              YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                                                                  1999          1998              1999          1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                $   (16,146)   $   (30,335)   $    1,898,011    $   1,704,988
Net realized gain on investments                                868,439      1,160,626       135,282,133       50,781,085
Net change in unrealized appreciation
   (depreciation) of investments                                429,235       (673,832)       16,713,526       75,659,903
                                                            -----------    -----------    --------------    -------------
Net increase in net assets resulting from operations          1,281,528        456,459       153,893,670      128,145,976
                                                            -----------    -----------    --------------    -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                                 -              -            (3,786)               -
Net realized gain from investment transactions                   (5,140)             -           (56,830)               -
                                                            -----------    -----------    --------------    -------------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                                 -              -                23                -
Net realized gain from investment transactions                   (4,303)             -           (35,601)               -
                                                            -----------    -----------    --------------    -------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM: (A)
Net investment income                                               (83)             -        (1,832,458)      (1,711,836)
In excess of net investment income                                    -              -                 -         (412,306)
Net realized gain from investment transactions                 (119,176)    (2,807,319)      (17,467,990)    (134,550,850)
                                                            -----------    -----------    --------------    -------------
DECREASE IN NET ASSETS FROM SHAREHOLDER
   DISTRIBUTION                                                (128,702)    (2,807,319)      (19,396,642)    (136,674,992)
                                                            -----------    -----------    --------------    -------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares                              3,491,475      1,360,213       123,060,029      141,145,310
Net asset value of shares issued to shareholders
   from reinvestment of dividends                               127,639      2,767,469        19,106,166      134,704,429
Cost of shares redeemed                                      (2,323,070)    (1,739,245)     (166,677,669)    (166,879,567)
                                                            -----------    -----------    --------------    -------------
Increase (decrease) in net assets derived from
   capital share transactions                                 1,296,044      2,388,437       (24,511,474)     108,970,172
                                                            -----------    -----------    --------------    -------------
NET INCREASE IN NET ASSETS                                    2,448,870         37,577       109,985,554      100,441,156
NET ASSETS--BEGINNING OF PERIOD                               9,578,284      9,540,707       918,565,271      818,124,115
                                                            -----------    -----------    --------------    -------------
NET ASSETS--END OF PERIOD                                   $12,027,154    $ 9,578,284    $1,028,550,825    $ 918,565,271
                                                            ===========    ===========    ==============    =============
Undistributed net realized gain on investments
   included in net assets at end of period                  $   853,513    $   128,568    $  134,964,851    $  17,662,293
                                                            ===========    ===========    ==============    =============
Undistributed (distributions in excess of) net investment
   income included in net assets at end of period           $       (23)   $         -    $       43,671    $    (294,884)
                                                            ===========    ===========    ==============    =============
SHARE ACTIVITY:*
Shares sold                                                     179,530         71,220         7,044,994        8,740,819
Reinvestment of dividends                                         7,248        144,592         1,196,914        8,931,831
Shares redeemed                                                (119,492)       (88,913)       (9,552,040)     (10,469,110)
                                                            -----------    -----------    --------------    -------------
Net increase (decrease) in number of shares                      67,286        126,899        (1,310,132)       7,203,540
                                                            ===========    ===========    ==============    =============


                                                                          NATIONWIDE
                                                                            FUND
                                                               YEAR ENDED         YEAR ENDED
                                                               OCTOBER 31,        OCTOBER 31,
                                                                   1999                1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                                $   18,976,199      $  18,582,088
Net realized gain on investments                               155,729,091        111,188,022
Net change in unrealized appreciation
   (depreciation) of investments                                57,076,428        261,994,601
                                                            --------------    ---------------
Net increase in net assets resulting from operations           231,781,718        391,764,711
                                                            --------------    ---------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                             (131,039)           (35,853)
Net realized gain from investment transactions                    (384,917)                 -
                                                            --------------    ---------------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                                  635             (7,101)
Net realized gain from investment transactions                    (264,789)                 -
                                                            --------------    ---------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM: (A)
Net investment income                                          (18,122,796)       (18,866,799)
In excess of net investment income                                       -                  -
Net realized gain from investment transactions                 (35,567,422)      (151,115,164)
                                                            --------------    ---------------
DECREASE IN NET ASSETS FROM SHAREHOLDER
   DISTRIBUTION                                                (54,470,328)      (170,024,917)
                                                            --------------    ---------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares                               423,168,894        666,962,584
Net asset value of shares issued to shareholders
   from reinvestment of dividends                               52,127,337        161,657,080
Cost of shares redeemed                                       (315,237,235)      (293,441,427)
                                                            --------------    ---------------
Increase (decrease) in net assets derived from
   capital share transactions                                  160,058,996        535,178,237
                                                            --------------    ---------------
NET INCREASE IN NET ASSETS                                     337,370,386        756,918,031
NET ASSETS--BEGINNING OF PERIOD                              2,205,339,935      1,448,421,904
                                                            --------------    ---------------
NET ASSETS--END OF PERIOD                                   $2,542,710,321    $ 2,205,339,935
Undistributed net realized gain on investments
   included in net assets at end of period                  $  155,726,730    $    36,081,993
                                                            ==============    ===============
Undistributed (distributions in excess of) net investment
   income included in net assets at end of period           $    1,446,445    $       856,220
                                                            ==============    ===============
SHARE ACTIVITY:*
Shares sold                                                     13,206,280         22,743,520
Reinvestment of dividends                                        1,677,000          5,738,483
Shares redeemed                                                 (9,761,097)       (10,115,134)
                                                            --------------    ---------------
Net increase (decrease) in number of shares                      5,122,183         18,366,869
                                                            ==============    ===============


* BOTH THE CAPITAL SHARE TRANSACTIONS AND SHARE ACTIVITY SECTIONS REPRESENT CLASSES A, B, AND D SHARES.
(a) YEAR ENDED OCTOBER 31, 1998 DISTRIBUTIONS FOR CLASS D SHARES REPRESENT COMBINED DATA FROM THE FUND PRIOR TO AND AFTER THE REORGANIZATION AS DISCLOSED IN FOOTNOTE 3.

SEE  ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                       N A T I O N W I D E  3 5

STATEMENT OF CHANGES IN NET ASSETS - THE BOND FUNDS
--------------------------------------------------------------------------------
           October 31, 1999

                                                                           NATIONWIDE                        NATIONWIDE
                                                                           BOND FUND                    TAX-FREE INCOME FUND
                                                                YEAR ENDED         YEAR ENDED       YEAR ENDED          YEAR ENDED
                                                                OCTOBER 31,        OCTOBER 31,      OCTOBER 31,         OCTOBER 31,
                                                                      1999               1998             1999               1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                        $   7,897,963      $   7,683,402      $  12,323,163      $  12,394,623
Net realized gain (loss) on investments                           (670,481)         2,719,870           (784,649)         4,159,256
Net change in unrealized appreciation
   (depreciation) of investments                                (8,990,234)           822,095        (19,172,551)         1,599,094
                                                             -------------      -------------      -------------      -------------
Net increase (decrease) in net assets resulting
   from operations                                              (1,762,752)        11,225,367         (7,634,037)        18,152,973
                                                             -------------      -------------      -------------      -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                             (150,672)           (16,370)           (71,793)            (6,390
Net realized gain from investment transactions                           -                  -             (3,091)                 -
                                                             -------------      -------------      -------------      -------------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                              (66,930)            (3,631)          (117,051)           (11,930
Net realized gain from investment transactions                           -                  -             (7,763)                 -
                                                             -------------      -------------      -------------      -------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM: (A)
Net investment income                                           (7,680,036)        (7,657,828)       (12,285,133)       (12,376,537
Net realized gain from investment transactions                           -                  -         (1,046,001)        (1,813,545
                                                             -------------      -------------      -------------      -------------
DECREASE IN NET ASSETS FROM SHAREHOLDER
   distributions                                                (7,897,638)        (7,677,829)       (13,530,832)       (14,208,402
                                                             -------------      -------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares                                31,686,369         33,695,932         17,639,757         16,799,406
Net proceeds from Reorganization                                         -                  -                  -         16,007,718
Net asset value of shares issued to shareholders
from reinvestment of dividends                                   6,810,486          6,457,902          9,665,414         10,158,526
Cost of shares redeemed                                        (35,213,957)       (31,429,116)       (39,481,013)       (37,656,601
                                                             -------------      -------------      -------------      -------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
CAPITAL SHARE TRANSACTIONS                                       3,282,898          8,724,718        (12,175,842)         5,309,049
                                                             -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                           (6,377,492)        12,272,256        (33,340,711)         9,253,620
NET ASSETS--BEGINNING OF PERIOD                                136,676,668        124,404,412        265,739,922        256,486,302
                                                             -------------      -------------      -------------      -------------
NET ASSETS--END OF PERIOD                                    $ 130,299,176      $ 136,676,668      $ 232,399,211      $ 265,739,922
                                                             =============      =============      =============      =============
Undistributed net realized gain (loss) on investments
   included in net assets at end of period                   $  (7,473,752)     $  (6,803,271)     $  (1,131,007)     $     716,165
                                                             =============      =============      =============      =============
Undistributed (distribution in excess of) net investment
   income included in net assets at end of period            $      76,370      $      76,045      $    (144,260)     $         886
                                                             =============      =============      =============      =============
SHARE ACTIVITY:*
Shares sold                                                      3,326,367          3,489,490          1,692,989          1,582,608
Shares from Reorganization                                               -                  -                  -          1,527,760
Reinvestment of dividends                                          725,838            670,864            932,454            958,777
Shares redeemed                                                 (3,719,488)        (3,264,319)        (3,805,696)        (3,549,937
                                                             -------------      -------------      -------------      -------------
Net increase (decrease) in number of shares                        332,717            896,035         (1,180,253)           519,208
                                                             =============      =============      =============      =============


                                                                     NATIONWIDE LONG-TERM
                                                                    U.S. GOVERNMENT BOND FUND
                                                                YEAR ENDED         YEAR ENDED
                                                                OCTOBER 31,        OCTOBER 31,
                                                                      1999               1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                        $   2,142,473      $   2,433,011
Net realized gain (loss) on investments                            753,447            988,155
Net change in unrealized appreciation
   (depreciation) of investments                                (3,960,048)         1,145,175
                                                             -------------      -------------
Net increase (decrease) in net assets resulting
   from operations                                              (1,064,128)         4,566,341
                                                             -------------      -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                              (63,942)            (2,306)
Net realized gain from investment transactions                           -                  -
                                                             -------------      -------------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                              (57,853)            (2,607)
Net realized gain from investment transactions                           -                  -
                                                             -------------      -------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM: (A)
Net investment income                                           (2,019,540)        (2,427,797)
Net realized gain from investment transactions                           -                  -
                                                             -------------      -------------
DECREASE IN NET ASSETS FROM SHAREHOLDER
   distributions                                                (2,141,335)        (2,432,710)
                                                             -------------      -------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares                                 7,042,834          1,585,748
Net proceeds from Reorganization                                         -                  -
Net asset value of shares issued to shareholders
from reinvestment of dividends                                   1,222,509          1,258,888
Cost of shares redeemed                                        (10,525,237)       (12,028,646)
                                                             -------------      -------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
CAPITAL SHARE TRANSACTIONS                                      (2,259,894)        (9,184,010)
                                                             -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS                           (5,465,357)        (7,050,379)
NET ASSETS--BEGINNING OF PERIOD                                 41,498,502         48,548,881
                                                             -------------      -------------
NET ASSETS--END OF PERIOD                                    $  36,033,145      $  41,498,502
                                                             =============      =============
Undistributed net realized gain (loss) on investments
   included in net assets at end of period                   $     530,771      $    (222,676)
                                                             =============      =============
Undistributed (distribution in excess of) net investment
   income included in net assets at end of period            $       2,576      $       1,438
                                                             =============      =============
SHARE ACTIVITY:*
Shares sold                                                        620,380            136,143
Shares from Reorganization                                               -                  -
Reinvestment of dividends                                          108,997            110,525
Shares redeemed                                                   (942,952)        (1,059,585)
                                                             -------------      -------------
Net increase (decrease) in number of shares                       (213,575)          (812,917)
                                                             =============      =============


*BOTH THE CAPITAL SHARE TRANSACTIONS AND SHARE ACTIVITY SECTIONS REPRESENT
     CLASSES A, B, AND D SHARES.
(a) YEAR ENDED OCTOBER 31, 1998 DISTRIBUTIONS FOR CLASS D SHARES REPRESENT COMBINED DATA FROM THE FUND PRIOR TO AND AFTER THE REORGANIZATION AS DISCLOSED IN FOOTNOTE 3.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


3  6    N  A  T  I  O  N  W  I  D  E

                                                               NATIONWIDE INTERMEDIATE
                                                             U.S. GOVERNMENT BOND FUND
                                                              YEAR ENDED    YEAR ENDED
                                                             OCTOBER 31,    OCTOBER 31,
                                                                   1999          1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                   $   3,302,692      $   2,516,877
Net realized gain on investments                              233,150          1,085,732
Net change in unrealized appreciation
   (depreciation) of investments                           (3,615,067)           389,936
                                                        -------------      -------------
Net increase (decrease) in net assets resulting
   from operations                                            (79,225)         3,992,545
                                                        -------------      -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
Net investment income                                        (480,069)            (4,837)
Net realized gain from investment transactions                 (1,762)                 -
                                                        -------------      -------------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS FROM:
Net investment income                                         (33,885)            (2,079)
Net realized gain from investment transactions                 (2,063)                 -
                                                        -------------      -------------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS FROM: (A)
Net investment income                                      (2,788,883)        (2,509,961)
Net realized gain from investment transactions               (253,467)          (341,559)
                                                        -------------      -------------
DECREASE IN NET ASSETS FROM SHAREHOLDER
   DISTRIBUTIONS                                           (3,560,129)        (2,858,436)
                                                        -------------      -------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares                           85,637,352         30,536,170
Net asset value of shares issued to shareholders
   from reinvestment of dividends                           3,000,445          2,280,605
Cost of shares redeemed                                   (33,466,295)       (23,801,033)
                                                        -------------      -------------
INCREASE IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS                               55,171,502          9,015,742
                                                        -------------      -------------
NET INCREASE IN NET ASSETS                                 51,532,148         10,149,851
NET ASSETS--BEGINNING OF PERIOD                            51,477,637         41,327,786
                                                        -------------      -------------
NET ASSETS--END OF PERIOD                               $ 103,009,785      $  51,477,637
                                                        =============      =============
Undistributed net realized gain on investments
   included in net assets at end of period              $     233,150      $     261,200
                                                        =============      =============
Undistributed net investment income included in net
   assets at end of period                              $      (3,764)     $           -
                                                        =============      =============
Share Activity:*
Shares sold                                                 8,532,370          2,924,042
Reinvestment of dividends                                     296,211            219,528
Shares redeemed                                            (3,282,411)        (2,280,392)
                                                        -------------      -------------
Net increase in number of shares                            5,546,170            863,178
                                                        =============      =============

* BOTH THE CAPITAL SHARE TRANSACTIONS AND SHARE ACTIVITY SECTIONS REPRESENT CLASSES A, B, AND D SHARES
(a) YEAR ENDED OCTOBER 31, 1998 DISTRIBUTIONS FOR CLASS D SHARES REPRESENT COMBINED DATA FROM THE FUND PRIOR TO AND AFTER THE REORGANIZATION.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         N A T I O N W I D E 3 7

STATEMENT OF CHANGES IN NET ASSETS - THE MONEY MARKET FUND
--------------------------------------------------------------------------------
              October 31, 1999


                                                                             NATIONWIDE
                                                                          MONEY MARKET FUND
                                                                   YEAR ENDED           YEAR ENDED
                                                                  OCTOBER 31,          OCTOBER 31,
                                                                         1999                 1998
INCREASE IN NET ASSETS:
OPERATIONS:
Net investment income                                         $    53,670,619      $    45,794,909
Net realized gain on investments                                            -                  724
                                                              ---------------      ---------------
Net increase in net assets resulting
  from operations                                                  53,670,619           45,795,633
                                                              ---------------      ---------------
DISTRIBUTIONS TO CLASS R SHAREHOLDERS FROM: (a)
Net investment income                                                (182,912)                   -
                                                              ---------------      ---------------
DISTRIBUTIONS TO PRIME SHAREHOLDERS FROM: (b)
Net investment income                                             (53,487,804)         (45,795,350)
                                                              ---------------      ---------------
DECREASE IN NET ASSETS FROM SHAREHOLDER
   DISTRIBUTIONS                                                  (53,670,716)         (45,795,350)
Capital Share Transactions:*
Net proceeds from sale of shares                                1,458,075,654        1,471,783,844
Net proceeds from Reorganization                                            -            4,130,470
Net asset value of shares issued to shareholders
   from reinvestment of dividends                                  51,439,932           43,764,561
Cost of shares redeemed                                        (1,190,567,730)      (1,291,647,722)
                                                              ---------------      ---------------
INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                                     318,947,856          228,031,153
                                                              ---------------      ---------------
NET INCREASE IN NET ASSETS                                        318,947,759          228,031,436
NET ASSETS--BEGINNING OF PERIOD                                 1,048,688,841          820,657,405
                                                              ---------------      ---------------
NET ASSETS--END OF PERIOD                                     $ 1,367,636,600      $ 1,048,688,841
                                                              ---------------      ---------------
Undistributed net realized gain on investments
   included in net assets at end of period                    $             -      $         1,822
                                                              ===============      ===============
Undistributed (distributions in excess of) net investment
   income included in net assets at end of period             $       222,045      $           (94)
                                                              ===============      ===============
SHARE ACTIVITY:*
Shares sold                                                     1,458,096,838        1,471,783,848
Shares from Reorganization                                                  -            4,129,302
Reinvestment of dividends                                          51,439,932           43,764,561
Shares redeemed                                                (1,190,567,730)      (1,291,647,722)
                                                              ===============      ===============
Net increase in number of shares                                  318,969,040          228,029,989
                                                              ===============      ===============

* BOTH THE CAPITAL SHARE TRANSACTIONS AND SHARE ACTIVITY SECTIONS REPRESENT CLASSES R AND PRIME SHARES.
(a) THE NATIONWIDE MONEY MARKET CLASS R SHARES WERE FIRST OFFERED ON JANUARY 4, 1999.
(b) ON JANUARY 4, 1999, THE EXISTING SHARES OF THE NATIONWIDE MONEY MARKET FUND WERE RENAMED PRIME SHARES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

3  8    N  A  T  I  O  N  W  I  D  E

                                                                        CLASS A SHARES                 CLASS B SHARES
                                                                YEAR ENDED       PERIOD FROM   YEAR ENDED        PERIOD FROM
                                                               OCTOBER 31,   MAY 11, 1998 TO   OCTOBER 31,   MAY 11, 1998 TO
                                                                      1999  OCTOBER 31, 1998         1999   OCTOBER 31, 1998

NET ASSET VALUE--BEGINNING OF PERIOD                              $  17.67       $  19.67         $ 17.54        $ 19.67
Net investment income (loss)                                        (0.03)         (0.03)          (0.12)         (0.07)
Net realized gain (loss) and unrealized
   appreciation (depreciation)                                       2.30          (1.97)           2.26          (2.06)
                                                                 --------       --------         -------        -------
   Total from investment operations                                  2.27          (2.00)           2.14          (2.13)
                                                                 --------       --------         -------        -------
Distributions from net realized gain from
   investment transactions                                          (0.24)             -           (0.24)             -
                                                                 --------       --------         -------        -------
Net increase (decrease) in net asset value                           2.03          (2.00)           1.90          (2.13)
                                                                 --------       --------         -------        -------
NET ASSET VALUE--END OF PERIOD                                    $  19.70       $  17.67         $ 19.44        $ 17.54
                                                                 ========       ========         =======        =======
Total Return (excluding sales charges)                              12.98%        (10.17%)         12.33%        (10.83%)
Net Assets, End of Period (000)                                  $  1,244       $    305         $   918        $   251
Ratio of expenses to average net assets                              1.25%          1.23%(a)        2.00%          2.00%(a)
Ratio of expenses to average net assets*                             1.83%          2.21%(a)        2.59%          2.98%(a)
Ratio of net investment income to average
   net assets                                                       (0.24%)        (0.70%)(a)      (1.01%)        (1.47%)(a)
Ratio of net investment income to average
   net assets*                                                      (0.82%)        (1.68%)(a)      (1.60%)        (2.45%)(a)
Portfolio turnover (b)                                              36.58%         46.33%          36.58%         46.33%

                                            CLASS D SHARES
                                                YEAR ENDED
                                               OCTOBER 31,                         YEARS ENDED OCTOBER 31,
                                                      1999         1998(c)          1997            1996           1995
NET ASSET VALUE--BEGINNING OF PERIOD               $  17.61       $  22.87       $  19.47         $ 18.17        $ 15.11
Net investment income (loss)                                            -          (0.02)          (0.06)          0.04
Net realized gain (loss) and unrealized
   appreciation (depreciation)                        2.34           1.29           4.38            3.28           3.23
                                                  --------       --------       --------         -------        -------
   Total from investment operations                   2.32           1.23           4.42            3.29           3.22
                                                  --------       --------       --------         -------        -------
Dividends from net investment income                     -              -              -           (0.03)             -
Dividends in excess of net investment income             -              -              -               -          (0.01)
Distributions from net realized gain from
   investment transactions                           (0.24)         (6.49)         (0.99)          (1.99)         (0.15)
                                                  --------       --------       --------         -------        -------
   Total distributions                               (0.24)         (6.49)         (1.02)          (1.99)         (0.16)
                                                  --------       --------       --------         -------        -------
Net increase (decrease) in net asset value            2.08          (5.26)          3.40            1.30           3.06
NET ASSET VALUE--END OF PERIOD                     $  19.69       $  17.61       $  22.87         $ 19.47        $ 18.17
                                                  ========       ========       ========         =======        =======
Total Return (excluding sales charges)               13.31%          5.11%         23.66%          19.41%         21.57%
Net Assets, End of Period (000)                   $  9,865       $  9,022       $  9,541         $ 9,095        $ 7,594
Ratio of expenses to average net assets               1.00%          0.93%          0.96%           1.44%          1.47%
Ratio of expenses to average net assets*              1.53%          1.57%          1.70%           1.69%          1.72%
Ratio of net investment income to average
   net assets                                        (0.09%)        (0.30%)         0.20%           0.03%         (0.05%)
Ratio of net investment income to average
   net assets*                                       (0.62%)        (0.94%)        (0.54%)         (0.22%)        (0.30%)
Portfolio turnover(b)                                36.58%         46.33%         40.69%          17.19%         29.19%

*    RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED OR REIMBURSED.
(a)  ANNUALIZED.
(b) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(c) COMBINED DATA FOR THE FUND PRIOR TO AND AFTER REORGANIZATION AS DISCLOSED IN FOOTNOTE 3.



SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                                        N A T I O N W I D E  3 9

FINANCIAL HIGHLIGHTS - NATIONWIDE GROWTH FUND
--------------------------------------------------------------------------------
              SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                        CLASS A SHARES                 CLASS B SHARES
                                                                YEAR ENDED       PERIOD FROM   YEAR ENDED        PERIOD FROM
                                                               OCTOBER 31,   MAY 11, 1998 TO   OCTOBER 31,   MAY 11, 1998 TO
                                                                      1999  OCTOBER 31, 1998         1999   OCTOBER 31, 1998

NET ASSET VALUE--BEGINNING OF PERIOD                               $   16.02    $   16.51          $  15.98          $  16.51
Net investment income (loss)                                            0.01        (0.02)            (0.06)            (0.04)
Net realized gain (loss) and unrealized
   appreciation (depreciation)                                          2.64        (0.47)             2.59             (0.49)
Total from investment operations                                        2.65        (0.49)             2.53             (0.53)
Distributions from net investment income                               (0.01)        -                 -                 -
Distributions from net realized gain from
   investment transactions                                             (0.31)        -                (0.31)             -
   Total distributions                                                 (0.32)        -                (0.31)             -
Net increase (decrease) in net asset value                              2.33        (0.49)             2.22             (0.53)
NET ASSET VALUE--END OF PERIOD                                     $   18.35    $   16.02          $  18.20          $  15.98
Total Return (excluding sales charges)                                 16.85%       (2.97%)           16.12%            (3.21%)
Net Assets, End of Period (000)                                    $   7,654    $   2,830          $  6,210          $  1,557
Ratio of expenses to average net assets                                 1.04%        1.11%(a)          1.79%             1.88% (a)
Ratio of net investment income to average                              (0.02%)      (0.38%)(a)        (0.76%)           (1.16%) (a)
   net assets
Portfolio turnover (b)                                                 35.18%       38.61%            35.18%            38.61%


                                                 CLASS D SHARES
                                                     YEAR ENDED
                                                     OCTOBER 31                      YEARS ENDED OCTOBER 31,
                                                           1999      1998(c)         1997              1996              1995

NET ASSET VALUE--BEGINNING OF PERIOD              $       16.02    $   16.32    $   13.34          $  13.22          $  11.35
Net investment income                                      0.03         0.03         0.12              0.16              0.21
Net realized gain (loss) and unrealized
   appreciation (depreciation)                             2.65         2.32         3.94              1.36              2.10
   Total from investment operations                        2.68         2.35         4.06              1.52              2.31
Dividends from net investment income                      (0.03)       (0.03)       (0.12)            (0.16)            (0.20)
Dividends in excess of net investment income               -           (0.01)        -                 -                 -
Distributions from net realized gain from
   investment transactions                                (0.31)       (2.61)       (0.96)            (1.24)            (0.24)
   Total distributions                                    (0.34)       (2.65)       (1.08)            (1.40)            (0.44)
Net increase (decrease) in net asset value                 2.34        (0.30)        2.98              0.12              1.87
NET ASSET VALUE-END OF PERIOD                    $        18.36    $   16.02    $   16.32          $  13.34          $  13.22
Total Return (excluding sales charges)                    17.07%       15.94%       32.12%            12.36%            21.01%
Net Assets, End of Period (000)                  $    1,014,687    $ 914,178    $ 818,124          $655,616          $582,927
Ratio of expenses to average net assets                    0.80%        0.73%        0.64%             0.64%             0.66%
Ratio of net investment income to average
   net assets                                              0.19%        0.19%        0.81%             1.20%             1.66%
Portfolio turnover(b)                                     35.18%       38.61%       45.07%            25.61%            27.10%

(a)  ANNUALIZED.
(b) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(c) COMBINED DATA FOR THE FUND PRIOR TO AND AFTER REORGANIZATION AS DISCLOSED IN FOOTNOTE 3.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

4  0    N  A  T  I  O  N  W  I  D  E

FINANCIAL HIGHLIGHTS - NATIONWIDE FUND
--------------------------------------------------------------------------------
              Selected Data for Each Share of Capital Outstanding

                                                                        CLASS A SHARES                 CLASS B SHARES
                                                                YEAR ENDED       PERIOD FROM   YEAR ENDED        PERIOD FROM
                                                               OCTOBER 31,   MAY 11, 1998 TO   OCTOBER 31,   MAY 11, 1998 TO
                                                                      1999  OCTOBER 31, 1998         1999   OCTOBER 31, 1998

NET ASSET VALUE--BEGINNING OF PERIOD                            $    30.30     $    29.94        $   30.18     $   29.94
Net investment income (loss)                                          0.17           0.06            (0.03)            -
Net realized gain (loss) and unrealized
    appreciation (depreciation)                                       2.84           0.38             2.79          0.27
   Total from investment operations                                   3.01           0.44             2.76          0.27
Dividends from net investment income                                 (0.11)         (0.08)               -         (0.03)
Distributions from net realized gain from
    investment transactions                                          (0.49)             -            (0.49)            -
   Total distributions                                               (0.60)         (0.08)           (0.49)        (0.03)
Net increase in net asset value                                       2.41           0.35             2.27          0.24
NET ASSET VALUE--END OF PERIOD                                  $    32.71     $    30.30        $   32.45     $   30.18
Total Return (excluding sales charges)                               10.05%          1.48%            9.22%         0.90%
Net Assets, End of Period (000)                                $    54,223     $   19,746        $  44,994     $  13,493
Ratio of expenses to average net assets                               0.96%          1.00%(a)         1.72%         1.75%(a)
Ratio of net investment income to average                             0.53%          0.54%(a)        (0.21%)       (0.20%)(a)
   net assets
Portfolio turnover(b)                                                13.88%         13.47%           13.88%        13.47%

                                            CLASS D SHARES
                                                YEAR ENDED
                                               OCTOBER 31,                                 YEARS ENDED OCTOBER 31,
                                                      1999         1998(c)           1997             1996          1995


NET ASSET VALUE--BEGINNING OF PERIOD            $    30.26     $     26.57     $    20.41        $   17.35     $   16.12
Net investment income                                 0.25            0.30           0.31             0.36          0.31
Net realized gain (loss) and unrealized
    appreciation (depreciation)                       2.82            6.23           7.44             3.98          2.49
   Total from investment operations                   3.07            6.53           7.75             4.34          2.80
Dividends from net investment income                 (0.24)          (0.30)         (0.31)           (0.35)        (0.31)
Distributions from net realized gain from
    investment transactions                          (0.49)          (2.54)         (1.28)           (0.93)        (1.26)
   Total distributions                               (0.73)          (2.84)         (1.59)           (1.28)        (1.57)
Net increase (decrease) in net asset value            2.34            3.69           6.16             3.06          1.23
NET ASSET VALUE-END OF PERIOD                  $     32.60     $     30.26     $    26.57        $   20.41     $   35.17
Total Return (excluding sales charges)               10.27%          25.73%         40.17%           26.11%        19.24%
Net Assets, End of Period (000)                $ 2,443,493     $ 2,172,101     $1,448,422        $ 958,590     $ 795,666
Ratio of expenses to average net assets               0.73%           0.66%          0.60%            0.61%         0.63%
Ratio of net investment income to average
   net assets                                         0.78%           1.00%          1.32%            1.89%         1.95%
Portfolio turnover(b)                                13.88%          13.47%         14.94%           16.71%        16.50%


(a)  ANNUALIZED.
(b) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(c) COMBINED DATA FOR THE FUND PRIOR TO AND AFTER REORGANIZATION AS DISCLOSED IN FOOTNOTE 3.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                                       N A T I O N W I D E  4 1

FINANCIAL HIGHLIGHTS - NATIONWIDE BOND FUND
-------------------------------------------------------------------------------
         SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                     CLASS A SHARES                   CLASS B SHARES
                                                             YEAR ENDED       PERIOD FROM    YEAR ENDED       PERIOD FROM
                                                             OCTOBER 31,  MAY 11, 1998 TO    OCTOBER 31,  MAY 11, 1998 TO
                                                                    1999  OCTOBER 31,1998           1999  OCTOBER 31,1998
                                                             -----------     -----------     -----------     -----------
NET ASSET VALUE--BEGINNING OF PERIOD                         $      9.75     $      9.52     $      9.75     $      9.52
Net investment income                                               0.53            0.26            0.47            0.23
Net realized gain (loss) and unrealized
   appreciation (depreciation)                                     (0.68)           0.23           (0.67)           0.23
                                                             -----------     -----------     -----------     -----------
Total from investment operations                                   (0.15)           0.49           (0.20)           0.46
                                                             -----------     -----------     -----------     -----------
Dividends from net investment income                               (0.53)          (0.26)          (0.47)          (0.23)
                                                             -----------     -----------     -----------     -----------
Net increase (decrease) in net asset value                         (0.68)           0.23           (0.67)           0.23
                                                             -----------     -----------     -----------     -----------
NET ASSET VALUE--END OF PERIOD                               $      9.07     $      9.75     $      9.08     $      9.75
                                                             ===========     ===========     ===========     ===========


Total Return (excluding sales charges)                             (1.58%)          5.18%          (2.07%)          4.85%
Net Assets, End of Period (000)                              $     3,186     $     1,365     $     1,662     $       490
Ratio of expenses to average net assets                             1.08%      1.17% (a)            1.68%      1.81% (a)
Ratio of net investment income to average
   net assets                                                       5.67%      5.48% (a)            5.07%      4.93% (a)
Portfolio turnover (b)                                             64.26%          70.31%          64.26%          70.31%


                                          CLASS D SHARES
                                              YEAR ENDED
                                              OCTOBER 31,                        YEARS ENDED OCTOBER 31,
                                                    1999          1998(c)           1997            1996            1995
                                             -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE--BEGINNING OF PERIOD         $      9.76     $      9.49     $      9.34     $      9.50     $      8.46
Net investment income                               0.55            0.57            0.60            0.61            0.63
Net realized gain (loss) and unrealized
   appreciation (depreciation)                     (0.67)           0.27            0.15           (0.15)           1.04
                                             -----------     -----------     -----------     -----------     -----------
Total from investment operations                   (0.12)           0.84            0.75            0.46            1.67
                                             -----------     -----------     -----------     -----------     -----------
Dividends from net investment income               (0.55)          (0.57)          (0.60)          (0.62)          (0.63)
                                             -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net asset value         (0.67)           0.27            0.15           (0.16)           1.04
                                             -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE--END OF PERIOD               $      9.09     $      9.76     $      9.49     $      9.34     $      9.50
                                             ===========     ===========     ===========     ===========     ===========

Total Return (excluding sales charges)             (1.24%)          9.11%           8.33%           5.05%          20.41%
Net Assets, End of Period (000)              $   125,451     $   134,822     $   124,404     $   133,253     $   133,633
Ratio of expenses to average net assets             0.83%           0.78%           0.72%           0.70%           0.71%
Ratio of net investment income to average
   net assets                                       5.86%           5.93%           6.43%           6.60%           7.04%
Portfolio Turnover (b)                             64.26%          70.31%          70.63%          38.95%          70.40%



(*) RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED OR REIMBURSED.
(a) ANNUALIZED.
(b) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(c) COMBINED DATA FOR THE FUND PRIOR TO AND AFTER REORGANIZATION AS DISCLOSED IN FOOTNOTE 3.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.



42     N  A  T  I  O  N  W  I  D  E

FINANCIAL HIGHLIGHTS - NATIONWIDE TAX-FREE INCOME FUND
-------------------------------------------------------------------------------
                SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                       CLASS A SHARES                       CLASS B SHARES
                                                                 YEAR ENDED      PERIOD FROM         YEAR ENDED       PERIOD FROM
                                                                OCTOBER 31,  MAY 11, 1998 TO        OCTOBER 31,   MAY 11, 1998 TO
                                                                      1999  OCTOBER 31, 1998               1999   OCTOBER 31,1998
                                                               -----------      -----------         -----------      -----------
NET ASSET VALUE--BEGINNING OF PERIOD                           $     10.65      $     10.48         $     10.66      $     10.48
Net investment income                                                 0.49             0.23                0.42             0.20
Net realized gain (loss) and unrealized
    appreciation (depreciation)                                      (0.82)            0.17               (0.83)            0.18
                                                               -----------      -----------         -----------      -----------
   Total from investment operations                                  (0.33)            0.40               (0.41)            0.38
                                                               -----------      -----------         -----------      -----------
Dividends from net investment income                                 (0.49)           (0.23)              (0.43)           (0.20)
Distributions from net realized gain from
    investment transactions                                          (0.04)              --               (0.04)              --
                                                               -----------      -----------         -----------      -----------
   Total distributions                                               (0.53)           (0.23)              (0.47)           (0.20)
                                                               -----------      -----------         -----------      -----------
Net increase (decrease) in net asset value                           (0.86)            0.17               (0.88)            0.18
                                                               -----------      -----------         -----------      -----------
NET ASSET VALUE--END OF PERIOD                                 $      9.79      $     10.65         $      9.78      $     10.66
                                                               ===========      ===========         ===========      ===========

Total Return (excluding sales charges)                               (3.26%)           3.86%              (4.02%)           3.66%
Net Assets, End of Period (000)                                $     2,383      $       601         $     3,746      $     1,477
Ratio of expenses to average net assets                               0.96%       1.06% (a)                1.56%            1.66%(a)
Ratio of net investment income to average
    net assets                                                        4.73%            4.50%(a)            4.12%            3.94%(a)
Portfolio turnover (b)                                               42.26%           28.88%              42.26%           28.88%



                                           CLASS D SHARES
                                               YEAR ENDED
                                              OCTOBER 31,                        YEARS ENDED OCTOBER 31,
                                                     1999           1998(c)            1997                1996             1995
                                              -----------      -----------      -----------         -----------      -----------

NET ASSET VALUE--BEGINNING OF PERIOD          $     10.66      $     10.51      $     10.24         $     10.22      $      9.40
Net investment income                                0.51             0.50             0.50                0.51             0.51
Net realized gain (loss) and unrealized
    appreciation (depreciation)                     (0.84)            0.23             0.27                0.02             0.84
                                              -----------      -----------      -----------         -----------      -----------
   Total from investment operations                 (0.33)            0.73             0.77                0.53             1.35
                                              -----------      -----------      -----------         -----------      -----------
Dividends from net investment income                (0.51)           (0.50)           (0.50)              (0.51)           (0.53)
Distributions from net realized gain from
    investment transactions                         (0.04)           (0.08)              --                  --               --
                                              -----------      -----------      -----------         -----------      -----------
   Total distributions                              (0.55)           (0.58)           (0.50)              (0.51)           (0.53)
                                              -----------      -----------      -----------         -----------      -----------
Net increase in net asset value                     (0.88)            0.15             0.27                0.02             0.82
                                              -----------      -----------      -----------         -----------      -----------
NET ASSET VALUE--END OF PERIOD                $      9.78      $     10.66      $     10.51         $     10.24      $     10.22
                                              ===========      ===========      ===========         ===========      ===========

Total Return (excluding sales charges)              (3.21%)           7.09%            7.72%               5.31%           14.66%
Net Assets, End of Period (000)               $   226,270      $   263,662      $   256,486         $   264,642      $   262,484
Ratio of expenses to average net assets              0.71%            0.85%            0.96%               0.96%            0.98%
Ratio of expenses to average net assets(*)            N/A             0.93%            1.11%               1.11%            1.13%
Ratio of net investment income to average
    net assets                                       4.93%            4.73%            4.85%               4.98%            5.20%
Ratio of net investment income to average
    net assets(*)                                     N/A             4.65%            4.70%               4.83%            5.05%
Portfolio turnover (b)                              42.26%           28.88%           39.49%              24.15%           31.70%



 (*) RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED OR REIMBURSED.
 (a) ANNUALIZED.
 (b) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
 (c) COMBINED DATA FOR THE FUND PRIOR TO AND AFTER REORGANIZATION AS DISCLOSED IN FOOTNOTE 3.


SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.


                                                      N A T I O N W I D E   43

FINANCIAL HIGHLIGHTS - NATIONWIDE LONG-TERM U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------
                SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                                       CLASS A SHARES                    CLASS B SHARES
                                                                 YEAR ENDED      PERIOD FROM      YEAR ENDED       PERIOD FROM
                                                                OCTOBER 31,  MAY 11, 1998 TO     OCTOBER 31,   MAY 11, 1998 TO
                                                                      1999  OCTOBER 31, 1998            1999   OCTOBER 31,1998
                                                               -----------      -----------      -----------   ---------------
NET ASSET VALUE--BEGINNING OF PERIOD                          $    11.77          $    11.24       $    11.76      $    11.24
Net investment income                                               0.59                0.28             0.52            0.25
Net realized gain (loss) and unrealized
   appreciation (depreciation)                                     (0.90)               0.53            (0.89)           0.52
   Total from investment operations                                (0.31)               0.81            (0.37)           0.77
Dividends from net investment income                               (0.58)             (0.28)            (0.51)          (0.25)
Net increase (decrease) in net asset value                         (0.89)              0.53             (0.88)           0.52
NET ASSET VALUE--END OF PERIOD                                $    10.88         $    11.77        $    10.88      $    11.76


Total Return (excluding sales charges)                             (2.63%)             7.32%            (3.15%)          6.90%
Net Assets, End of Period (000)                               $    2,041         $      201         $   1,876      $      352
Ratio of expenses to average net assets                             1.04%              1.04% (a)         1.64%           1.64% (a)
Ratio of expenses to average net assets(*)                          1.14%              1.28% (a)         1.74%           1.90% (a)
Ratio of net investment income to average
    net assets                                                      5.29%              5.09% (a)         4.68%           4.52% (a)
Ratio of net investment income to average
    net assets(*)                                                   5.19%              4.85% (a)         4.58%           4.26% (a)
Portfolio turnover (b)                                             84.33%             51.12%            84.33%          51.12%

                                           CLASS D SHARES
                                               YEAR ENDED
                                              OCTOBER 31,                        YEARS ENDED OCTOBER 31,
                                                     1999           1998(c)            1997          1996            1995
                                              -----------      -----------      -----------   -----------      -----------
NET ASSET VALUE--BEGINNING OF PERIOD          $    11.77      $    11.19      $    10.92      $    11.07      $    10.12
Net investment income                               0.61            0.63            0.66            0.68            0.68
Net realized gain (loss) and unrealized
   appreciation (depreciation)                     (0.89)           0.58            0.27           (0.15)           0.95
   Total from investment operations                (0.28)           1.21            0.93            0.53            1.63
Dividends from net investment income               (0.61)          (0.63)          (0.66)          (0.68)          (0.68)
Net increase (decrease) in net asset value         (0.89)           0.58            0.27           (0.15)           0.95
NET ASSET VALUE--END OF PERIOD                $    10.88      $    11.77      $    11.19      $    10.92      $    11.07


Total Return (excluding sales charges)             (2.39%)         11.15%           8.84%           5.01%          16.68%
Net Assets, End of Period (000)               $   32,117      $   40,946      $   48,549      $   58,737      $   69,190
Ratio of expenses to average net assets             0.79%           0.82%           0.85%           0.84%           0.89%
Ratio of expenses to average net assets(*)          0.89%           1.28%           1.60%           1.59%           1.58%
Ratio of net investment income to average
    net assets                                      5.33%           5.55%           6.04%           6.26%           6.42%
Ratio of net investment income to average
    net assets(*)                                   5.44%           5.09%           5.29%           5.51%           5.73%
Portfolio turnover (b)                             84.33%          51.12%          52.10%          21.04%         140.55%

(*)RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED OR REIMBURSED.
(a) ANNUALIZED.
(b) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(c) COMBINED DATA FOR THE FUND PRIOR TO AND AFTER REORGANIZATION AS DISCLOSED IN FOOTNOTE 3.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.


44     N  A  T  I  O  N  W  I  D  E

FINANCIAL HIGHLIGHTS - NATIONWIDE INTERMEDIATE U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------
                SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                                       CLASS A SHARES                   CLASS B SHARES
                                                                 YEAR ENDED      PERIOD FROM     YEAR ENDED       PERIOD FROM
                                                                OCTOBER 31,  MAY 11, 1998 TO    OCTOBER 31,   MAY 11, 1998 TO
                                                                      1999  OCTOBER 31, 1998          1999   OCTOBER 31,1998
                                                               -----------      -----------     -----------      -----------

NET ASSET VALUE--BEGINNING OF PERIOD                            $    10.56      $    10.24      $    10.55      $    10.24
Net investment income                                                 0.51            0.26            0.45            0.23
Net realized gain (loss) and unrealized
   appreciation (depreciation)                                       (0.62)           0.32           (0.61)           0.31
   Total from investment operations                                  (0.11)           0.58           (0.16)           0.54
Dividends from net investment income                                 (0.51)          (0.26)          (0.45)          (0.23)
Distributions from net realized gain from
   investment transactions                                           (0.05)             --           (0.05)             --
   Total distributions                                               (0.56)          (0.26)          (0.50)          (0.23)
Net increase (decrease) in net asset value                           (0.67)           0.32           (0.66)           0.31
NET ASSET VALUE--END OF PERIOD                                  $     9.89      $    10.56      $     9.89      $    10.55

Total Return (excluding sales charges)                               (1.05%)          5.69%          (1.57%)          5.29%
Net Assets, End of Period (000)                                 $   49,601      $      332      $    1,148      $      297
Ratio of expenses to average net assets                               0.99%      1.04% (a)            1.64%      1.64% (a)
Ratio of expenses to average net assets(*)                            1.15%      1.17% (a)            1.65%      1.86% (a)
Ratio of net investment income to average
   net assets                                                         5.13%      5.10% (a)            4.44%      4.59% (a)
Ratio of net investment income to average
   net assets(*)                                                      5.29%      4.97% (a)            4.45%      4.37% (a)
Portfolio turnover (b)                                               51.86%          59.52%          51.86%          59.52%

                                            CLASS D SHARES
                                                YEAR ENDED
                                               OCTOBER 31,                        YEARS ENDED OCTOBER 31,
                                                      1999          1998(c)            1997            1996             1995
                                               -----------     -----------      -----------     -----------      -----------

NET ASSET VALUE--BEGINNING OF PERIOD            $    10.57      $    10.31      $    10.04      $    10.12      $     9.22
Net investment income                                 0.53            0.56            0.59            0.59            0.59
Net realized gain (loss) and unrealized
   appreciation (depreciation)                       (0.63)           0.34            0.27           (0.08)           0.89
                                                ----------      ----------      ----------      ----------      ----------
   Total from investment operations                  (0.10)           0.90            0.86            0.51            1.48
                                                ----------      ----------      ----------      ----------      ----------
Dividends from net investment income                 (0.53)          (0.56)          (0.59)          (0.58)          (0.58)
Dividends in excess of net investment income            --              --              --           (0.01)             --
Distributions from net realized gain from
   investment transactions                           (0.05)          (0.08)             --              --              --
                                                ----------      ----------      ----------      ----------      ----------
   Total distributions                               (0.58)          (0.64)          (0.59)          (0.59)          (0.58)
                                                ----------      ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value           (0.68)           0.26            0.27           (0.08)           0.90
                                                ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE--END OF PERIOD                  $     9.89      $    10.57      $    10.31      $    10.04      $    10.12
                                                ==========      ==========      ==========      ==========      ==========

Total Return (excluding sales charges)               (0.93%)          9.03%           8.86%           5.28%          16.47%
Net Assets, End of Period (000)                 $   52,260      $   50,849      $   41,328      $   39,497      $   39,777
Ratio of expenses to average net assets               0.79%           0.92%           1.07%           1.06%           1.08%
Ratio of expenses to average net assets(*)            0.81%           1.03%           1.22%           1.21%           1.23%
Ratio of net investment income to average
   net assets                                         5.24%           5.43%           5.85%           5.86%           5.92%
Ratio of net investment income to average
   net assets(*)                                      5.26%           5.32%           5.70%           5.71%           5.77%
Portfolio Turnover (b)                               51.86%          59.52%          26.58%           9.30%          25.40%



(*) RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED OR REIMBURSED
(a) ANNUALIZED.
(b) PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING AMONG THE CLASSES OF SHARES.
(c) COMBINED DATA FOR THE
    FUND PRIOR TO AND AFTER REORGANIZATION AS DISCLOSED IN FOOTNOTE 3.

   SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.


                                                        N A T I O N W I D E  45

FINANCIAL HIGHLIGHTS NATIONWIDE MONEY MARKET
-------------------------------------------------------------------------------
                SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                              CLASS R SHARES (a)
                                                                   PERIOD FROM
                                                               JANUARY 4, 1999
                                                                TO OCTOBER 31,
                                                                          1999
                                                                 -------------
NET ASSET VALUE--BEGINNING OF PERIOD                             $        1.00
Net investment income                                                     0.04
Dividends from net investment income                                     (0.04)
                                                                 -------------
NET ASSET VALUE--END OF PERIOD                                   $        1.00
                                                                 =============
Total Return (excluding sales charges)                                    3.69%
Net Assets, End of Period (000)                                  $      22,295
Ratio of expenses to average net assets                                   0.64% (b)
Ratio of expenses to average net assets(*)                                0.79% (b)
Ratio of net investment income to average
   net assets                                                             4.74% (b)
Ratio of net investment income to average
   net assets(*)                                                          4.59% (b)

                                           PRIME SHARES (c)
                                                       YEAR
                                                      ENDED               YEARS ENDED OCTOBER 31,
                                           OCTOBER 31, 1999           1998 (d)               1997             1996             1995
                                              -------------      -------------      -------------    -------------    -------------
NET ASSET VALUE--BEGINNING OF PERIOD          $        1.00      $        1.00      $        1.00    $        1.00    $        1.00
Net investment income                                  0.05               0.05               0.05             0.05             0.05
Dividends from net investment income                  (0.05)             (0.05)             (0.05)           (0.05)           (0.05)
                                              -------------      -------------      -------------    -------------    -------------
NET ASSET VALUE--END OF PERIOD                $        1.00      $        1.00      $        1.00    $        1.00    $        1.00
                                              =============      =============      =============    =============    =============

Total Return (excluding sales charges)                 4.61%              5.15%              5.07%            5.05%            5.46%
Net Assets, End of Period (000)               $   1,345,342      $   1,048,689      $     820,657    $     729,500    $     604,711
Ratio of expenses to average net assets                0.61%              0.59%              0.59%            0.60%            0.62%
Ratio of expenses to average net assets(*)              N/A               0.64%              0.64%            0.65%            0.67%
Ratio of net investment income to average
   net assets                                          4.52%              4.96%              4.96%            4.93%            5.34%
Ratio of net investment income to average
   net assets(*)                                        N/A               4.91%              4.91%            4.88%            5.29%


(*) RATIOS CALCULATED AS IF NO EXPENSES WERE WAIVED OR REIMBURSED.
(a) THE NATIONWIDE MONEY MARKET CLASS R SHARES WERE FIRST OFFERED TO THE PUBLIC ON JANUARY 4, 1999.
(b) ANNUALIZED.
(c) ON JANUARY 4, 1999, THE EXISTING SHARE OF THE NATIONWIDE MONEY MARKET FUND WERE RENAMED PRIME SHARES.
(d) COMBINED DATA FOR THE FUND PRIOR TO AND AFTER REORGANIZATION. SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

46     N  A  T  I  O  N  W  I  D  E

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nationwide Mutual Funds ("NMF" or the "Trust"), formerly known as Nationwide Investing Foundation III, is an open-end management investment company. NMF was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 31, 1997, as amended as of November 5, 1999, and is registered under the Investment Company Act of 1940, as amended. The Trust offers shares in fifteen separate series, or mutual funds, each with its own investment objectives. This report contains the financial statements and financial highlights of the eight series (the "Funds") listed below.

-  Nationwide Mid Cap Growth Fund
-  Nationwide Growth Fund
-  Nationwide Fund
     (together referred to as the "Stock Funds")
-  Nationwide Bond Fund
-  Nationwide Tax-Free Income Fund
-  Nationwide Long-Term U.S. Government Bond Fund
-  Nationwide Intermediate U.S. Government Bond Fund
     (together referred to as the "Bond Funds")
-  Nationwide Money Market Fund
     (referred to as the "Money Market Fund")


The Stock and Bond Funds currently offer Class A, B, and D Shares. Class A Shares are purchased with a front-end sales load and a 0.25% 12b-1 fee. Class B Shares are subject to a contingent deferred sales charge ("CDSC") on redemption and a 1.00% 12b-1 fee for the Stock Funds and an 0.85% 12b-1 fee for the Bond Funds. Class D Shares are purchased with a front-end sales load but no 12b-1 fee and are only offered to certain investors. The Money Market Fund cur- rently offers two classes of shares called Prime and Class R Shares. The Class R Shares were first offered to the public on January 4, 1999, and the existing shares of the Money Market Fund were renamed Prime Shares. The Prime Shares have no sales charge, or 12b-1 fee, but do have a 0-10% administrative servicing fee. Class R Shares are purchased with no sales charge but do have a 0.15% 12b-1 fee, which is currently being waived, and a 0.25% administrative servic- ing fee.

(a) SECURITY VALUATION

    (1) Mid Cap Growth, Growth, Fund, Bond, Tax-Free Income, Long-Term and Intermediate U.S. Government Bond Funds:

        Securities traded on a national securities exchange are valued at the last quoted sale price as provided by an independent pricing agent. Securities traded in the over-the- counter (OTC) market are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price as provided by an independent pricing agent. U.S Government securities are valued at the last quoted bid price as provided by an independent pricing agent. All other debt securities are valued by a combination of daily quotes and matrix evaluations.

    (2) Money Market Fund:

        Securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended.

    (3) All Funds:

        The value of a repurchase agreement generally equals the purchase price paid by the Fund (cost) plus the interest accrued to date. The seller, under the repurchase agreement, is required to maintain the market value of the underlying collateral at not less than the value of the repurchase agreement. Securities subject to repurchase agreements are held by the Federal Reserve/Treasury book-entry system or by the Fund's custodian or an approved sub-custodian.

        Securities for which reliable market quotations are not available or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgement of the Fund's investment adviser are valued in accordance with procedures authorized by the Trust's Board of Trustees.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME

    Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and may include, where applicable, the pro rata amortization of premium or discount.

(c) FEDERAL INCOME TAXES

    Each Funds' policy is to qualify as a regulated investment com- pany under the Internal Revenue Code and to distribute all tax- able income to shareholders. Therefore no provision has been made for federal income taxes as it is the intention of the Funds to continue such qualification. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders and will be retained by the applicable Fund. Withholding taxes have been paid or provided for in accordance with the applicable tax rates and rules.

    As of October 31, 1999, the Bond and Tax-Free Income Funds had net capital loss carry forwards in the amounts of $7,241,215 and $1,065,849, respectively. If unused, the Bond Fund carry forwards will expire within 3 to 8 years and the Tax- Free Income Fund carry forwards will expire within 5 to 8 years.


NATIONWIDE 47

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999


(d) DIVIDENDS TO SHAREHOLDERS

    (1) Mid Cap Growth, Growth, and Fund:

        Dividend income, if any, is declared and paid quarterly and is recorded on the ex-dividend date.

    (2) Bond, Tax-Free Income, Long-Term and Intermediate U.S. Government Bond, and Money Market:

        Dividend income is declared and recorded daily and paid monthly.

    (3) All Funds

        Distributable net realized capital gains, if any, are declared and distributed at least annually.

        Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital. These reclassifications have no effect upon the net asset value of the respective Funds.

        Accordingly, as of October 31, 1999, undistributed net investment income, undistributed net realized gains and capital paid in excess of par value have been adjusted. Negative amounts represent credits and positive amounts represent debits. The adjustments are as follows:

                   CAPITAL PAID  UNDISTRIBUTED  UNDISTRIBUTED
                   IN EXCESS OF  NET INVESTMENT    CAPITAL
                    PAR VALUE       INCOME          GAIN
                    ---------       ------          ----

Mid Cap Growth     $  (1,331)     $  16,206     $ (14,875)
Growth Fund          142,389        276,766      (419,155)
Money Market          (1,822)       222,236      (220,414)

(e) EXPENSES

    General expenses of the Trust, not directly attributable to a series or to any class of shares, are allocated to the Funds based upon each Fund's relative average net assets or some other appropriate basis, as approved by the Trust's Board of Trustees. Once these expenses are allocated to a Fund, they are sub- allocated to the classes based on total settled shares outstanding of each class for the Bond and Money Market Funds, and total shares outstanding of each class for the Stock Funds.

    Direct expenses of a Fund are allocated to that Fund and sub- allocated to the classes by the methods mentioned above.

    Direct expenses of a class are allocated to that class unless otherwise directed by the Trust's Board of Trustees. During the year ended October 31, 1999, no expenses were otherwise directed.Distribution and administrative servicing fees are borne by the specific class of shares to which they apply.

(f) USE OF ESTIMATES

    The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions. These estimates affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.



48 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999

(g) CAPITAL SHARE TRANSACTIONS

    Transactions in class level shares of the Funds were as follows:


                                         MID CAP GROWTH                      GROWTH
                                  YEAR ENDED     MAY 11, 1998       YEAR ENDED     MAY 11, 1998
                                 OCTOBER 31,   TO OCTOBER 31,      OCTOBER 31,   TO OCTOBER 31,
CAPITAL TRANSACTIONS:                   1999          1998(a)             1999          1998(a)
-----------------------------------------------------------------------------------------------
CLASS A SHARES:
 Proceeds from shares issued     $ 1,208,278      $   344,800     $  5,959,912     $  3,029,677
 Dividends reinvested                  5,130               --           58,125               --
 Cost of shares redeemed            (327,179)         (18,755)      (1,715,316)        (178,907)
                                 -----------      -----------     ------------     ------------
    Change in net assets         $   886,229      $   326,045     $  4,302,721     $  2,850,770
                                 ===========      ===========     ============     ============

CLASS B SHARES:
 Proceeds from shares issued     $   697,347      $   281,397     $  4,835,276     $  1,649,716
 Dividends reinvested                  4,303               --           35,528               --
 Cost of shares redeemed             (75,089)         (17,090)        (549,605)         (97,466)
                                 -----------      -----------     ------------     ------------
    Change in net assets         $   626,561      $   264,307     $  4,321,199     $  1,552,250
                                 ===========      ===========     ============     ============
-----------------------------------------------------------------------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                        1999          1998(b)             1999          1998(b)
-----------------------------------------------------------------------------------------------
CLASS D SHARES:
 Proceeds from shares issued     $ 1,585,850      $   734,016     $112,264,841     $136,465,917
 Dividends reinvested                118,206        2,767,469       19,012,513      134,704,429
 Cost of shares redeemed          (1,920,802)      (1,703,400)    (164,412,748)    (166,603,194)
                                 -----------      -----------     ------------     ------------
    Change in net assets         $  (216,746)     $ 1,798,085     $(33,135,394)    $104,567,152
                                 ===========      ===========     ============     ============
-----------------------------------------------------------------------------------------------
                                  YEAR ENDED     MAY 11, 1998       YEAR ENDED     MAY 11, 1998
                                 OCTOBER 31,   TO OCTOBER 31,      OCTOBER 31,   TO OCTOBER 31,
SHARE TRANSACTIONS:                     1999          1998(a)             1999          1998(a)
-----------------------------------------------------------------------------------------------
CLASS A SHARES:
 Issued                               62,120           18,405          332,934          188,025
 Reinvested                              291               --            3,652               --
 Redeemed                            (16,540)          (1,143)         (96,101)         (11,397)
                                 -----------      -----------     ------------     ------------
    Change in shares                  45,871           17,262          240,485          176,628
                                 ===========      ===========     ============     ============

CLASS B SHARES:
 Issued                               36,519           15,253          271,942          103,812
 Reinvested                              245               --            2,251               --
 Redeemed                             (3,838)            (940)         (30,518)          (6,350)
                                 -----------      -----------     ------------     ------------
 Change in shares                     32,926           14,313          243,675           97,462
                                 ===========      ===========     ============     ============
-----------------------------------------------------------------------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                        1999          1998(b)             1999          1998(b)
-----------------------------------------------------------------------------------------------
CLASS D SHARES:
 Issued                               80,891           37,562        6,440,118        8,448,982
 Reinvested                            6,712          144,592        1,191,011        8,931,831
 Redeemed                            (99,114)         (86,830)      (9,425,421)     (10,451,363)
                                 -----------      -----------     ------------     ------------
 Change in shares                    (11,511)          95,324       (1,794,292)       6,929,450
                                 ===========      ===========     ============     ============
-----------------------------------------------------------------------------------------------


(a) FIRST OFFERED TO THE PUBLIC ON MAY 11, 1998.

(b) COMBINED DATA FOR FUND (PRE-REORGANIZATION) AND CLASS D (AFTER REORGANIZATION) AS DISCLOSED IN FOOTNOTE 3.

                                                                   NATIONWIDE 49

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999


                                               FUND                                  BOND
                                    YEAR ENDED       MAY 11, 1998         YEAR ENDED       MAY 11, 1998
                                   OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
CAPITAL TRANSACTIONS:                     1999            1998(a)               1999            1998(a)
-------------------------------------------------------------------------------------------------------
CLASS A SHARES:
 Proceeds from shares issued     $  41,367,193      $  20,601,894      $   2,757,274      $   1,409,285
 Dividends reinvested                  506,123             34,351            133,426             13,581
 Cost of shares redeemed            (9,499,936)        (1,354,138)          (872,890)           (64,710)
                                 -------------      -------------      -------------      -------------
    Change in net assets         $  32,373,380      $  19,282,107      $   2,017,810      $   1,358,156
                                 =============      =============      =============      =============

CLASS B SHARES:
 Proceeds from shares issued     $  33,425,626      $  13,522,175      $   1,522,212      $     505,043
 Dividends reinvested                  259,935              6,932             64,331              3,572
 Cost of shares redeemed            (3,489,957)          (411,234)          (315,102)           (17,744)
                                 -------------      -------------      -------------      -------------
    Change in net assets         $  30,195,604      $  13,117,873      $   1,271,441      $     490,871
                                 =============      =============      =============      =============
-------------------------------------------------------------------------------------------------------
                                    YEAR ENDED        YEAR ENDED          YEAR ENDED         YEAR ENDED
                                   OCTOBER 31,       OCTOBER 31,         OCTOBER 31,        OCTOBER 31,
                                          1999           1998(b)                1999            1998(b)
-------------------------------------------------------------------------------------------------------
CLASS D SHARES:
 Proceeds from shares issued     $ 348,376,075      $ 632,838,515      $  27,406,883      $  31,781,604
 Dividends reinvested               51,361,279        161,615,797          6,612,729          6,440,749
 Cost of shares redeemed          (302,247,342)      (291,676,055)       (34,025,965)       (31,346,662)
                                 -------------      -------------      -------------      -------------
    Change in net assets         $  97,490,012      $ 502,778,257      $      (6,353)     $   6,875,691
                                 =============      =============      =============      =============
-------------------------------------------------------------------------------------------------------
                                    YEAR ENDED       MAY 11, 1998         YEAR ENDED       MAY 11, 1998
                                   OCTOBER 31,     TO OCTOBER 31,        OCTOBER 31,     TO OCTOBER 31,
SHARE TRANSACTIONS:                       1999            1998(a)               1999            1998(a)
-------------------------------------------------------------------------------------------------------
CLASS A SHARES:
 Issued                              1,282,068            696,756            290,848            145,277
 Reinvested                             16,287              1,217             14,327              1,388
 Redeemed                             (292,316)           (46,398)           (94,109)            (6,616)
                                 -------------      -------------      -------------      -------------
      Change in shares               1,006,039            651,575            211,066            140,049
                                 =============      =============      =============      =============

CLASS B SHARES:
 Issued                              1,039,876            461,348            159,806             51,705
 Reinvested                              8,445                245              6,912                365
 Redeemed                             (108,903)           (14,553)           (33,885)            (1,821)
                                 -------------      -------------      -------------      -------------
    Change in shares                   939,418            447,040            132,833             50,249
                                 =============      =============      =============      =============
-------------------------------------------------------------------------------------------------------
                                    YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                   OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                          1999            1998(b)               1999            1998(b)
-------------------------------------------------------------------------------------------------------
CLASS D SHARES:
 Issued                             10,884,336         21,585,416          2,875,713          3,292,508
 Reinvested                          1,652,268          5,737,021            704,599            669,111
 Redeemed                           (9,359,878)       (10,054,183)        (3,591,494)        (3,255,882)
                                 -------------      -------------      -------------      -------------
    Change in shares                 3,176,726         17,268,254            (11,182)           705,737
                                 =============      =============      =============      =============
-------------------------------------------------------------------------------------------------------

(a) FIRST OFFERED TO THE PUBLIC ON MAY 11, 1998

(b) COMBINED DATA FOR FUND (PRE-REORGANIZATION) AND CLASS D (AFTER REORGANIZATION) AS DISCLOSED IN FOOTNOTE 3.

50 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999


                                          TAX-FREE INCOME                LONG-TERM U.S. GOV'T BOND
                                    YEAR ENDED      MAY 11, 1998        YEAR ENDED      MAY 11, 1998
                                   OCTOBER 31,    TO OCTOBER 31,       OCTOBER 31,    TO OCTOBER 31,
CAPITAL TRANSACTIONS:                     1999           1998(a)              1999           1998(a)
----------------------------------------------------------------------------------------------------
CLASS A SHARES:
  Proceeds from shares issued     $  2,259,772      $    628,673      $  2,383,010      $    194,674
  Dividends reinvested                  42,319             5,219            54,419             2,221
  Cost of shares redeemed             (359,948)          (35,694)         (509,694)             (570)
                                  ------------      ------------      ------------      ------------
     Change in net assets         $  1,942,143      $    598,198      $  1,927,735      $    196,325
                                  ============      ============      ============      ============

CLASS B SHARES:
  Proceeds from shares issued     $  3,170,437      $  1,461,484      $  1,806,997      $    360,886
  Dividends reinvested                  93,504            10,353            51,218             1,906
  Cost of shares redeemed             (710,390)               --          (239,829)          (16,822)
                                  ------------      ------------      ------------      ------------
     Change in net assets         $  2,553,551      $  1,471,837      $  1,618,386      $    345,970
                                  ============      ============      ============      ============
----------------------------------------------------------------------------------------------------
                                    YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                   OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                          1999           1998(b)              1999           1998(b)
----------------------------------------------------------------------------------------------------
CLASS D SHARES:
  Proceeds from shares issued     $ 12,209,548      $ 14,709,249      $  2,852,827      $  1,030,188
     Proceeds from merger                   --        16,109,654                --                --
     Dividends reinvested            9,529,591        10,142,954         1,116,872         1,254,761
     Cost of shares redeemed       (38,410,675)      (37,620,907)       (9,775,714)      (12,011,254)
                                  ------------      ------------      ------------      ------------
       Change in net assets       ($16,671,536)     $  3,340,950      ($ 5,806,015)     ($ 9,726,305)
                                  ============      ============      ============      ============
----------------------------------------------------------------------------------------------------
                                    YEAR ENDED      MAY 11, 1998        YEAR ENDED      MAY 11, 1998
                                   OCTOBER 31,    TO OCTOBER 31,       OCTOBER 31,    TO OCTOBER 31,
SHARE TRANSACTIONS:                       1999           1998(a)              1999           1998(a)
----------------------------------------------------------------------------------------------------
CLASS A SHARES:
  Issued                               217,949            59,311           211,133            16,928
  Reinvested                             4,141               490             4,914               190
  Redeemed                             (35,114)           (3,385)          (45,519)              (49)
                                  ------------      ------------      ------------      ------------
     Change in shares                  186,976            56,416           170,528            17,069
                                  ============      ============      ============      ============

CLASS B SHARES:
  Issued                               303,984           137,530           159,735            31,226
  Reinvested                             9,084               971             4,626               163
  Redeemed                             (68,657)               --           (21,791)           (1,462)
                                  ------------      ------------      ------------      ------------
     Change in shares                  244,411           138,501           142,570            29,927
                                  ============      ============      ============      ============
----------------------------------------------------------------------------------------------------
                                    YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                   OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                          1999           1998(b)             1999            1998(b)
----------------------------------------------------------------------------------------------------
CLASS D SHARES:
  Issued                             1,171,056         1,385,767           249,512            87,989
  Issued from Merger                        --         1,527,760                --                --
  Reinvested                           919,229           957,316            99,457           110,172
  Redeemed                          (3,701,925)       (3,546,552)         (875,642)       (1,058,074)
                                  ------------      ------------      ------------      ------------
     Change in shares               (1,611,640)          324,291          (526,673)         (859,913)
                                  ============      ============      ============      ============
----------------------------------------------------------------------------------------------------

(a) FIRST OFFERED TO THE PUBLIC ON MAY 11, 1998.

(b) COMBINED DATA FOR FUND (PRE-REORGANIZATION) AND CLASS D (AFTER REORGANIZATION) AS DISCLOSED IN FOOTNOTE 3.

                                                                   NATIONWIDE 51

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999

                                   INTERMEDIATE U.S. GOV'T BOND
                                   YEAR ENDED      MAY 11, 1998
                                  OCTOBER 31,    TO OCTOBER 31,
CAPITAL TRANSACTIONS:                    1999           1998(a)
---------------------------------------------------------------
CLASS A SHARES:
 Proceeds from shares issued     $ 57,314,409      $    371,555
 Dividends reinvested                 478,395             4,611
 Cost of shares redeemed           (8,379,780)          (48,761)
                                 ------------      ------------
    Change in net assets         $ 49,413,024      $    327,405
                                 ============      ============

CLASS B SHARES:
 Proceeds from shares issued     $    962,615      $    298,918
 Dividends reinvested                  28,887             1,475
 Cost of shares redeemed              (94,251)           (5,496)
                                 ------------      ------------
    Change in net assets         $    897,251      $    294,897
                                 ============      ============
---------------------------------------------------------------
                                   YEAR ENDED        YEAR ENDED
                                  OCTOBER 31,       OCTOBER 31,
                                         1999          1998(b)
---------------------------------------------------------------
CLASS D SHARES:
 Proceeds from shares issued     $ 27,360,328      $ 29,865,697
 Dividends reinvested               2,493,163         2,274,519
 Cost of shares redeemed          (24,992,264)      (23,746,776)
                                 ------------      ------------
    Change in net assets         $  4,861,227      $  8,393,440
                                 ============      ============
---------------------------------------------------------------
                                   YEAR ENDED      MAY 11, 1998
                                  OCTOBER 31,    TO OCTOBER 31,
SHARE TRANSACTIONS:                      1999           1998(a)
---------------------------------------------------------------
CLASS A SHARES:
 Issued                             5,785,682            35,666
 Reinvested                            48,259               438
 Redeemed                            (848,159)           (4,652)
                                 ------------      ------------
    Change in shares                4,985,782            31,452
                                 ============      ============

CLASS B SHARES:
 Issued                                94,595            28,512
 Reinvested                             2,866               140
 Redeemed                              (9,464)             (523)
                                 ------------      ------------
    Change in shares                   87,997            28,129
                                 ============      ============
---------------------------------------------------------------
                                   YEAR ENDED        YEAR ENDED
                                  OCTOBER 31,    TO OCTOBER 31,
                                         1999           1998(b)
---------------------------------------------------------------
CLASS D SHARES:
 Issued                             2,652,093         2,859,864
 Reinvested                           245,086           218,950
 Redeemed                          (2,424,788)       (2,275,217)
                                 ------------      ------------
    Change in shares                  472,391           803,597
                                 ============      ============
---------------------------------------------------------------

(a) FIRST OFFERED TO THE PUBLIC ON MAY 11, 1998.

(b) COMBINED DATA FOR FUND (PRE-REORGANIZATION) AND CLASS D (AFTER REORGANIZATION) AS DISCLOSED IN FOOTNOTE 3.

52 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999


                                                         MONEY MARKET
                                                YEAR ENDED           YEAR ENDED
                                               OCTOBER 31,          OCTOBER 31,
CAPITAL TRANSACTIONS:                                 1999              1998(b)
--------------------------------------------------------------------------------
PRIME SHARES:
 Proceeds from shares issued               $ 1,424,550,062      $ 1,471,783,844
 Proceeds from Merger                                   --            4,130,470
 Dividends reinvested                           51,257,113           43,764,561
 Cost of shares redeemed                    (1,179,153,929)      (1,291,647,722)
                                           ---------------      ---------------
    Change in net assets                   $   296,653,246      $   228,031,153
                                           ===============      ===============
--------------------------------------------------------------------------------
                                                        PERIOD FROM
                                                    JANUARY 4, 1999
                                             TO OCTOBER 31, 1999(a)
--------------------------------------------------------------------------------
CLASS R SHARES:
 Proceeds from shares issued                           $ 33,525,592
 Dividends reinvested                                       182,819
 Cost of shares redeemed                                (11,413,801)
                                                       ------------
    Change in net assets                               $ 22,294,610
                                                       ============
--------------------------------------------------------------------------------
                                                YEAR ENDED           YEAR ENDED
                                               OCTOBER 31,          OCTOBER 31,
SHARE TRANSACTIONS:                                   1999              1998(b)
--------------------------------------------------------------------------------
PRIME SHARES:
 Issued                                      1,424,571,246        1,471,783,848
 From Merger                                            --            4,129,302
 Reinvested                                     51,257,113           43,764,561
 Redeemed                                   (1,179,153,929)      (1,291,647,722)
                                           ---------------      ---------------
    Change in shares                           296,674,430          228,029,989
                                           ===============      ===============
--------------------------------------------------------------------------------
                                                         PERIOD FROM
                                                     JANUARY 4, 1999
                                              TO OCTOBER 31, 1999(a)
--------------------------------------------------------------------------------
CLASS R SHARES:
 Issued                                                  33,525,592
 Reinvested                                                 182,819
 Redeemed                                               (11,413,801)
                                                       ------------
    Change in shares                                     22,294,610
                                                       ============
--------------------------------------------------------------------------------

(a) ON JANUARY 4, 1999, THE EXISTING SHARES OF THE NATIONWIDE MONEY MARKET FUND WERE RENAMED PRIME SHARES. THE CLASS R SHARES WERE FIRST OFFERED TO THE PUBLIC ON JANUARY 4, 1999.

(b) COMBINED DATA FOR FUND PRE-REORGANIZATION AND AFTER REORGANIZATION AS DISCUSSED IN FOOTNOTE 3.

                                                                   NATIONWIDE 53

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999

2. TRANSACTION WITH AFFILIATES

On September 1, 1999, Villanova Mutual Fund Capital Trust ("VMF") replaced Nationwide Advisory Services, Inc. ("NAS"), an affiliated company, as investment adviser to the Funds. Under the terms of the investment advisory agreement, VMF earns an annual management fee based on a percentage of the average daily net assets of each Fund. See the management fee schedule in the below table.

Additional information regarding investment advisory fees paid is as follows for the year ended October 31, 1999: Fees may be voluntarily waived or reimbursed to the Funds in order to maintain expense ratios at or below stated expense caps. The Mid Cap Growth Fund's expenses were limited to 1.25% for Class A, 2.00% for Class B, and 1.00% for Class D. The Long-Term U.S. Government Bond Fund's expenses were limited to 1.04% for Class A, 1.64% for Class B, and 0.79% for Class D. The Intermediate U.S. Government Bond Fund's expenses were limited to 0.99% for Class A, 1.64% for Class B, and 0.79% for Class D. During the period ended October 31, 1999, VMF and/or NAS voluntarily reduced expenses for the Mid Cap Growth and Long-Term U.S. Government Bond Funds in the amounts of $59,278, and $40,770, respectively.



                                TOTALFEES                          ADVISORY FEE
     FUND                         PAID                               SCHEDULE
--------------------------------------------------------------------------------------------
Mid Cap Growth                $    66,283        Up to $250 million                   0.60%
Growth                          5,873,926        On the next $750 million            0.575%
Fund                           13,888,390        On the next $1 billion               0.55%
                                                 On the next $3 billion              0.525%
                                                 On $5 billion and more               0.50%
--------------------------------------------------------------------------------------------
Bond                              674,918        Up to $250 million                   0.50%
Tax-Free Income                 1,263,813        On the next $750 million            0.475%
Long-Term U.S. Gov't              198,048        On the next $1 billion               0.45%
Intermediate U.S. Gov't           314,314        On the next $3 billion              0.425%
                                                 On $5 billion and more               0.40%
--------------------------------------------------------------------------------------------
Money Market                    4,709,925        Up to $1 billion;                    0.40%
                                                 On the next $1 billion               0.38%
                                                 On the next $3 billion               0.36%
                                                 On $5 billion and more               0.34%

Also on September 1, 1999 Villanova SA Capital Trust ("VSA") replaced NAS as administrator. Per the Fund Administration Agreement, VSA receives fees for providing various administrative and accounting services, including daily valuation of the Funds' shares and preparation of financial statements, tax returns, and regulatory reports. Each Fund pays VSA an annual fee based on each Fund's average daily net assets. These fees are calculated daily and paid monthly according to the following schedule for the period ended October 31, 1999:


                                  FEES            FUND ADMINISTRATION
       FUND                       PAID            FEE SCHEDULE
---------------------------------------------------------------------------------------
Mid Cap Growth                $    7,733
Growth                           553,398
Fund                           1,146,258          Up to $250 million            0.07%
Bond                              94,488          On the next $750 million      0.05%
Tax-Free Income                  175,965          On $1 billion and more        0.04%
Long-Term U.S. Gov't              27,727
Intermediate U.S. Gov't           44,004
Money Market                     624,729


NAS receives fees for services as principal underwriter for Class Aand D Shares of the Stock and Bond Funds in the form of a front-end sales charge. Such fees are deducted from and are not included in proceeds from sales of Class A and D Shares of the Stock and Bond Funds. From such fees, NAS pays sales commissions, salaries, and other expenses. For the period ended October 31, 1999, the fees were as follows:


54 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999

     FUND                    CLASS A SHARES      CLASS D SHARES
--------------------------------------------------------------------------------
     Mid Cap Growth              $   29,943          $   13,074
     Growth                         215,984             491,039
     Fund                         1,527,776           1,158,030
     Bond                            66,710              52,127
     Tax-Free Income                 66,058             149,486
     Long-Term U.S. Gov't            66,262              12,390
     Intermediate U.S. Gov't         41,357              23,419


NAS receives fees for services as principal underwriter for Class B Shares of the Stock and Bond Funds. Such fees are contingent deferred sales charges (CDSCs) ranging from 1% to 5% imposed on redemptions of Class B Shares which may cause the current value of an account to fall below the total purchase payments made during the past five years. CDSCs collected on for the period ended October 31, 1999, on redemptions of Class B Shares were as follows:


     FUND                    CLASS B SHARES
--------------------------------------------------------------------------------
     Mid Cap Growth              $    1,160
     Growth                          17,650
     Fund                            85,844
     Bond                             5,307
     Tax-Free Income                 15,816
     Long-Term U.S. Gov't             4,279
     Intermediate U.S. Gov't          2,553

NAS may receive fees from Class A and B Shares of the Stock and Bond Funds and from Class R Shares of the Money Market Fund for distribution and/or shareholder services pursuant to a Rule 12b-1 Distribution Plan approved by the Trust's Board of Trustees. These fees are based on average daily net assets of the respective class of each such Fund at an annual rate of 0.25% of Class A Shares of such Funds, 1.00% of Class B Shares of the Stock Funds, 0.85% of Class B Shares of the Bond Funds, and 0.15% of Class R Shares of the Money Market Fund. For the period ended October 31, 1999, the fees were as follows:


 FUND                                             CLASS A SHARES CLASS B SHARES CLASS R SHARES
-----------------------------------------------------------------------------------------------
       Mid Cap Growth              $  1,752     $  5,800               --
       Growth                        12,820       38,033               --
       Fund                          99,058      306,106               --
       Bond                           6,645       11,218               --
       Tax-Free Income                3,866       24,020               --
       Long-Term U.S. Gov't           3,024       10,541               --
       Intermediate U.S. Gov't       22,682        6,469
       Money Market                      --           --            5,734*


* All distribution fees were waived for the Class R Shares of the Money Market Fund for the period from January 4, 1999 (first offered to the public) through October 31, 1999.

As stated above, on September 1, 1999, NASwas replaced by VMFas investment advisor and VSAas administrator. Advisory and fund administration fees paid by the Fund prior to that date were paid to NAS. After September 1, 1999, advisory fees were paid to VMFand fund administration fees were paid to VSA. The information provided in this report relates to the total advisory and fund administration fees paid by the Fund for the fiscal period ended October 31, 1999.

Also on September 1, 1999, VSA entered into an agreement with BISYS Fund Services Ohio, to provide sub-administration and sub-transfer agent services.

Nationwide Investors Services, Inc. (NISI), a subsidiary of VSA, serves as Transfer and Dividend Disbursing Agent for the Funds. For these services, NAS receives an annual per account fee from each of the Funds at the following rates: $16 per Stock Fund account, $18 per Bond Fund account, and $27 per Money Market Fund Prime Share accounts and 0.01% based on average net assets of the Money Market Fund's Class R Shares.

                                                                   NATIONWIDE 55

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999

3. REORGANIZATION

At a meeting on November 7, 1997, the Boards of Trustees for the Nationwide Investing Foundation ("NIF"), Nationwide Investing Foundation II ("NIF II"), and Financial Horizons Investment Trust ("FHIT") approved an Agreement and Plan of Reorganization and Liquidation (the "Reorganization") between NIF, NIF II, FHIT and NMF (then known as Nationwide Investing Foundation III). At a Special Meeting of NIF, NIF II, and FHIT shareholders, held on February 18, 1998, the Reorganization was approved. The Reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on May 11, 1998. The following transactions occurred:

(a) The transfer of all assets, subject to liabilities, of the NIF Growth, NIF Nationwide Fund, NIF Bond, and NIF II Tax-Free Income Funds to a series of NMF which bear the same names, in exchange for Class D Shares which were distributed to share holders for each of the respective Funds.

(b) The transfer of all assets, subject to liabilities, of the NIF Money Market Fund to a series of NMF which bears the same name, in exchange for shares of the new series in NMF (now known as the Prime Shares), which were distributed to the shareholders of the NIF Money Market Fund.

(c) The transfer of all assets, subject to liabilities, of the NIF II U.S. Government Income Fund to a series of NMF which bears the name Nationwide Intermediate U.S. Government Bond Fund, in exchange for Class D shares of Nationwide Intermediate U.S. Government Bond Fund, which were distributed to shareholders of the NIF II U.S. Government Income Fund.

(d) The transfer of all assets, subject to liabilities, of the FHIT Cash Reserve Fund to a series of NMF (now known as the Prime Shares) which bears the name Nationwide Money Market Fund, in exchange for shares of the Nationwide Market Fund, which were distributed to shareholders of the FHIT Cash Reserve Fund.

(e) The transfer of all assets, subject to liabilities, of the FHIT Growth Fund to a series of NMF which bears the name Nationwide Mid Cap Growth Fund, in exchange for Class D Shares of the Nationwide Mid Cap Growth Fund, which were distributed to shareholders of the FHIT Growth Fund.

(f) The transfer of all assets, subject to liabilities, of the FHIT U.S. Government Bond Fund to a series of NMF which bears the name Nationwide Long-Term U.S. Government Bond Fund, in exchange for Class D Shares of the Nationwide Long-Term U.S. Government Bond Fund, which were distributed to the shareholders of the FHIT U.S. Government Bond Fund.

(g) The transfer of all assets, subject to liabilities, of the FHIT Municipal Bond Fund to a series of NMF which bears the name Nationwide Tax-Free Income Fund, in exchange for Class D Shares of the Nationwide Tax-Free Income Fund, which were distributed to the shareholders of the FHIT Municipal Bond Fund.

The following is a summary of shares outstanding, net asset value per share and unrealized appreciation immediately before and after the Reorganization:



                                BEFORE REORGANIZATION             AFTER REORGANIZATION
                                          FHIT GROWTH   NATIONWIDE MID CAP GROWTH FUND
                                                FUND*                 (CLASS D SHARES)
-------------------------------------------------------------------------------------
Shares                                         29,244                         529,244
Net assets                               $ 10,412,104                    $ 10,412,104
Net asset value:                         $      19.67                    $      19.67
Unrealized appreciation                  $     (7,267)                   $     (7,267)
-------------------------------------------------------------------------------------
                                BEFORE REORGANIZATION            AFTER REORGANIZATION
                                          FHIT GROWTH  NATIONWIDE MID CAP GROWTH FUND
                                                FUND*                (CLASS D SHARES)
-------------------------------------------------------------------------------------
Shares                                     58,974,459                      58,974,459
Net assets                               $973,860,861                    $973,860,861
Net asset value:                         $      16.51                    $      16.51
Unrealized appreciation                  $376,996,601                    $376,996,601
-------------------------------------------------------------------------------------

*DENOTES SURVIVING ACCOUNTING ENTITY

56 NATIONWIDE

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999


                                 BEFORE REORGANIZATION            AFTER REORGANIZATION
                                     NATIONWIDE GROWTH          NATIONWIDE GROWTH FUND
                                                 FUND*                (CLASS D SHARES)
--------------------------------------------------------------------------------------
Shares                                      66,709,378                      66,709,378
Net assets                              $1,997,239,223                  $1,997,239,223
Net asset value:                        $        29.94                  $        29.94
Unrealized appreciation                 $  947,678,171                  $  947,678,171
--------------------------------------------------------------------------------------
                                 BEFORE REORGANIZATION            AFTER REORGANIZATION
                                            NATIONWIDE                 NATIONWIDE FUND
                                                 FUND*                (CLASS D SHARES)
--------------------------------------------------------------------------------------
Shares                                      58,974,459                      58,974,459
Net assets                              $  973,860,861                  $  973,860,861
Net asset value:                        $        16.51                  $        16.51
Unrealized appreciation                 $  376,996,601                  $  376,996,601
--------------------------------------------------------------------------------------
                                 BEFORE REORGANIZATION            AFTER REORGANIZATION
                                       NATIONWIDE BOND            NATIONWIDE BOND FUND
                                                 FUND*                (CLASS D SHARES)
--------------------------------------------------------------------------------------
Shares                                      13,439,756                      13,439,756
Net assets                              $  128,008,745                  $  128,008,745
Net asset value:                        $         9.52                  $         9.52
Unrealized appreciation                 $    3,510,206                  $    3,510,206
--------------------------------------------------------------------------------------
                              BEFORE REORGANIZATION               AFTER REORGANIZATION
                              NATIONWIDE                  FHIT              NATIONWIDE
                         TAX-FREE INCOME        MUNICIPAL BOND                TAX-TREE
                                   FUND*                  FUND        (CLASS D SHARES)
--------------------------------------------------------------------------------------
Shares                        24,143,180             1,430,808              25,670,940
Net assets                  $252,969,806          $ 16,007,718          $  268,977,524
Net asset value:            $      10.48          $      11.19          $        10.48
Unrealized appreciation     $ 13,424,189          $    629,072          $   14,053,261
--------------------------------------------------------------------------------------
                                 BEFORE REORGANIZATION            AFTER REORGANIZATION
                                                  FHIT           NATIONWIDE U.S. LONG-
                                       GOVERNMENT BOND            TERM GOVERNMENT BOND
                                                 FUND*                (CLASS D SHARES)
--------------------------------------------------------------------------------------
Shares                                       3,845,833                       3,845,833
Net assets                              $   43,241,040                  $   43,241,040
Net asset value:                        $        11.24                  $        11.24
Unrealized appreciation                 $    1,902,379                  $    1,902,379
--------------------------------------------------------------------------------------
                                 Before Reorganization            After Reorganization
                                       Nationwide U.S.    Nationwide U.S. Intermediate
                                     Government Income                 Government Bond
                                                 Fund*                (Class D Shares)
--------------------------------------------------------------------------------------
Shares                                       4,424,094                       4,424,094
Net assets                              $   45,297,552                  $   45,297,552
Net asset value:                        $        10.24                  $        10.24
Unrealized appreciation                 $      924,514                  $      924,514
--------------------------------------------------------------------------------------
*DENOTES SURVIVING ACCOUNTING ENTITY.

                                                                   NATIONWIDE 57

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
      October 31, 1999

                                               BEFORE REORGANIZATION            AFTER REORGANIZATION
                                               NATIONWIDE                FHIT             NATIONWIDE
                                             MONEY MARKET        CASH RESERVE           MONEY MARKET
                                                    FUND*                FUND                   FUND
                                                                               (NOW KNOWN AS PRIME SHARES)
----------------------------------------------------------------------------------------------------------
Shares                                        888,109,330           4,129,302            892,238,632
Net assets                                   $888,109,008        $  4,130,470           $892,239,478
Net asset value:                             $       1.00        $       1.00           $       1.00
Unrealized appreciation                      $         --        $         --           $         --
----------------------------------------------------------------------------------------------------------
*DENOTES SURVIVING ACCOUNTING ENTITY

4. BANK LOANS

NMF has an unsecured bank line of credit of $50,000,000 for the purpose of funding redemptions. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%.These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required.

5. INVESTMENT TRANSACTIONS

                           NONU.S. GOVERNMENT SECURITIES
                            PURCHASES            SALES
--------------------------------------------------------
Mid Cap Growth           $  4,298,136     $  3,895,228
Growth                    345,302,949      380,157,274
Fund                      426,023,821       38,024,573
Bond                       43,417,994       46,470,687
Tax-Free Income           106,331,491      120,023,774
Long-Term Gv't  Bond               --               --
Interm. Gv't Bond                  --               --
Money Market                       --               --

                            U.S. GOVERNMENT SECURITIES
                            PURCHASES            SALES
--------------------------------------------------------
Mid Cap Growth           $         --     $         --
Growth                             --               --
Fund                               --               --
Bond                       41,217,333       35,459,815
Tax-Free Income                    --               --
Long-Term Gv't  Bond       32,011,499       35,781,996
Interm. Gv't Bond          78,796,246       31,260,038
Money Market                       --               --

Realized gains and losses have been computed on the first-in, first-out basis. Included in net unrealized appreciation (depreciation) for federal income tax purposes at October 31, 1999, are the following components:

                                 GROSS              GROSS         NETREALIZED
                            UNREALIZED         UNREALIZED        APPRECIATION
                          APPRECIATION       DEPRECIATION       (DEPRECIATION)
------------------------------------------------------------------------------
Mid Cap Growth          $    4,061,118     $   (1,251,155)     $    2,809,963
Growth                     425,890,317        (79,659,929)        346,230,388
Fund                     1,084,519,037        (94,827,025)        989,692,012
Bond                           696,379         (4,594,151)         (3,897,772)
Tax-Free Income              5,945,303         (8,115,744)         (2,170,441)
Long-Term Gv't Bond            286,222           (811,538)           (525,316)
Interm. Gv't Bond              357,759         (1,915,421)         (1,557,662)
Money Market                        --                 --                  --

6. YEAR 2000 (UNAUDITED)

VMF, VSA and NAS have developed and implemented a plan to address issues related to the Year 2000. The problem relates to many existing computer systems using only two digits to identify a year in a date field. These systems were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer systems could fail or create erroneous results when processing information dated after December 31, 1999. VMF, VSA and NAS have completed an inventory and assessment of all computer systems and have implemented a plan to renovate or replace all applications that were identified as not Year 2000 compliant. VMF, VSA and NAS have also tested each application for its Year 2000 Compliance.

Systems supporting the Fund's infrastructure, such as telecommunica- tions, voice and networks, have also been tested, renovated or replaced, and are compliant. VMF's, VSA's and NAS' assessment of Year 2000 issues has also included non-information technology systems with embedded computer chips.

In addition to resolving internal Year 2000 readiness issues, VMF, VSA and NAS are surveying significant external organizations (business part- ners) to assess if they will be Year 2000 compliant. VMF, VSA and NAS continue their efforts to identify external risk factors and have developed contingency plans as part of its ongoing risk-management strategy.

7. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For corporate shareholders, 100% of the Growth Fund and 100% of the Fund income dividends and short-term capital gain distributions in the fiscal year ended October 31, 1999, qualify for the corporate dividend received deduction.

All of the distributions paid by the Tax-Free Income Fund during the fiscal year ended October 31, 1999, are exempt from federal income tax.


58 NATIONWIDE

                     (This Page Intentionally Left Blank.)

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NATIONWIDE MUTUAL FUNDS

    We have audited the accompanying statements of assets and liabilities of the Nationwide Mutual Funds (comprised of Nationwide Mid Cap Growth Fund, Nationwide Growth Fund, Nationwide Fund, Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Long-Term U.S. Government Bond Fund, Nationwide Intermediate U.S. Government Bond Fund, and Nationwide Money Market Fund) (collectively, the Funds), including the statements of investments, as of October 31, 1999, and the related statements of operations for the year then ended, the statement of changes in net assets for the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for the years in the two-year period then ended, and financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.





KPMG LLP
COLUMBUS, OHIO
DECEMBER 17, 1999


                                                                   NATIONWIDE 59

--------------------------------------------------------------------------------
TRUSTEES

Dimon R. McFerson           Sue A. Doody                   Douglas F. Kridler
Chairman                    Columbus, Ohio                 Columbus, Ohio
Columbus, Ohio
                            Robert M. Duncan               Nancy C. Thomas
Dr. John C. Bryant          Columbus, Ohio                 Louisville, Ohio
Cincinnati, Ohio
                            Dr. Thomas J. Kerr, IV         David C. Wetmore
Dr. C. Brent DeVore         Westerville, Ohio              Reston, Virginia
Westerville, Ohio
--------------------------------------------------------------------------------
OFFICERS

James F. Laird, Jr. - Treasurer                       CUSTODIAN
Elizabeth A. Davin - Secretary                        The Fifth Third Bank
Patricia J. Smith - Assistant Secretary               38 Fountain Square Plaza
Charles S. Bath - Assistant Treasurer                 Cincinnati, Ohio 45263-0001
Craig A. Carver - Assistant Treasurer
Scott A. Englehart - Assistant Treasurer              LEGAL COUNSEL
H. Carl Juckett - Assistant Treasurer                 Dietrich, Reynolds & Koogler
Edwin P. McCausland, Jr. - Assistant Treasurer        One Nationwide Plaza
Karen R. Tackett - Assistant Treasurer                Columbus, Ohio  43215-2220

TRANSFER AGENT                                        INDEPENDENT AUDITORS
Nationwide Investors Services, Inc.                   KPMG LLP
P.O. Box 1492                                         Two Nationwide Plaza
Columbus, Ohio  43216-1492                            Columbus, Ohio  43215-2537

                                                      DISTRIBUTOR
                                                      Nationwide Advisory Services, Inc.
                                                      Three Nationwide Plaza
                                                      Columbus, Ohio  43215-2220


--------------------------------------------------------------------------------


ABOUT PERFORMANCE+

The performance of the funds, as reflected on pages 2-28, includes performance of their respective predecessor funds prior to reorganization. In addition, the performance of the class A and B shares prior to such date has been restated for sales charges but not for fees applicable to class A and B. The reorganization of the funds took place on May 11, 1998.
The predecessor to the Mid Cap Growth Fund was the Financial Horizons Investment Trust Growth Fund.
The predecessor to the Long-Term U.S. Government Bond Fund was the Financial Horizons Investment Trust Government Bond Fund.
The Nationwide Investing Foundation III funds were preceded by funds of the Nationwide Investing Foundation or Nationwide Investing Foundation II. Inception-to-date class-specific total returns can be found in the Financial Highlights, which start on page 39.
--------------------------------------------------------------------------------
This report is for the information of shareholders of the Nationwide(R) Family of Funds. It may be used as sales literature only when preceded or accompanied by a current prospectus, which gives further details about the funds.

Nationwide(R) is a registered Federal Service mark of Nationwide Mutual Insurance Company.

Nationwide(R)
Family of Funds
offered by Villanova Capital through Nationwide Advisory Services

[PICTURE]

Three Nationwide Plaza
Columbus, OH  43215-2220

Toll-Free Telephone Assistance - General Account Service and Exchanges:
1-800-848-0920
NAS NOW - Fund Information Available 24 Hours a Day, Seven Days a Week:
1-800-637-0012
Internet Site - www.nationwidefunds.com


NATIONWIDE FAMILY OF FUNDS                                      BULK RATE
THREE NATIONWIDE PLAZA                                        U.S. POSTAGE
COLUMBUS, OHIO  43215-2220                                        PAID
                                                              CLEVELAND, OH
OCTOBER 1999                                                 PERMIT NO. 1702
ANNUAL REPORT

HS-402-N